                                                                   EXHIBIT 10.12

================================================================================

                            MEZZANINE LOAN AGREEMENT

                           Dated as of August 19, 2003

                                     Between

                           SHG PROPERTY RESOURCES, LLC

                                       and

                              SHG INVESTMENTS, LLC
                            collectively, as Borrower

                                       and

                           CAPITALSOURCE FINANCE LLC,
                      FORTRESS CREDIT OPPORTUNITIES I, L.P.

                                       and

               HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P. ,
                             collectively, as Lender

                           CAPITALSOURCE FINANCE LLC,
             as administrative agent and collateral agent for Lender

================================================================================

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
I.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION........................................................      2

         SECTION 1.1.      DEFINITIONS..................................................................      2

         SECTION 1.2.      PRINCIPLES OF CONSTRUCTION...................................................     32

II.      GENERAL TERMS..................................................................................     32

         SECTION 2.1.      LOAN COMMITMENT; DISBURSEMENT TO BORROWER....................................     32

         SECTION 2.2.      INTEREST RATE................................................................     33

         SECTION 2.3.      LOAN PAYMENT.................................................................     38

         SECTION 2.4.      PREPAYMENTS..................................................................     39

         SECTION 2.5.      RELEASE......................................................................     40

         SECTION 2.6.      CASH MANAGEMENT..............................................................     41

         SECTION 2.7.      ASSUMPTION OF PORTION OF LOAN................................................     42

III.     CONDITIONS PRECEDENT...........................................................................     43

         SECTION 3.1.      CONDITIONS PRECEDENT TO CLOSING..............................................     43

IV.      REPRESENTATIONS AND WARRANTIES.................................................................     47

         SECTION 4.1.      BORROWER REPRESENTATIONS.....................................................     47

         SECTION 4.2.      HEALTH CARE REPRESENTATIONS..................................................     55

         SECTION 4.3.      SURVIVAL OF REPRESENTATIONS..................................................     57

V.       BORROWER COVENANTS.............................................................................     58

         SECTION 5.1.      AFFIRMATIVE COVENANTS........................................................     58

         SECTION 5.2.      BORROWER NEGATIVE COVENANTS..................................................     70

         SECTION 5.3.      GUARANTOR COVENANTS..........................................................     79

VI.      INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS............................................     86

         SECTION 6.1.      INSURANCE....................................................................     86

         SECTION 6.2.      CASUALTY AND CONDEMNATION....................................................     87

VII.     RESERVE FUNDS..................................................................................     87

         SECTION 7.1.      RESERVE FUNDS GENERALLY......................................................     87

VIII.    DEFAULTS                                                                                            88

         SECTION 8.1.      EVENT OF DEFAULT.............................................................     88

         SECTION 8.2.      REMEDIES.....................................................................     91

IX.      SPECIAL PROVISIONS.............................................................................     94

         SECTION 9.1.      INTENTIONALLY DELETED........................................................     94

         SECTION 9.2.      INTENTIONALLY DELETED........................................................     94

         SECTION 9.3.      INTENTIONALLY DELETED........................................................     94

         SECTION 9.4.      INTENTIONALLY DELETED........................................................     94

         SECTION 9.5.      SERVICER.....................................................................     94

X.       MISCELLANEOUS..................................................................................     94

         SECTION 10.1.     SURVIVAL.....................................................................     94

         SECTION 10.2.     LENDER'S DISCRETION..........................................................     94

         SECTION 10.3.     GOVERNING LAW................................................................     94

         SECTION 10.4.     MODIFICATION, WAIVER IN WRITING..............................................     96

         SECTION 10.5.     DELAY NOT A WAIVER...........................................................     96

         SECTION 10.6.     NOTICES......................................................................     96

         SECTION 10.7.     TRIAL BY JURY................................................................     98

         SECTION 10.8.     HEADINGS.....................................................................     98

         SECTION 10.9.     SEVERABILITY.................................................................     98

         SECTION 10.10.    PREFERENCES..................................................................     98

         SECTION 10.11.    WAIVER OF NOTICE.............................................................     99

         SECTION 10.12.    REMEDIES OF BORROWER.........................................................     99

         SECTION 10.13.    EXPENSES; INDEMNITY..........................................................     99

         SECTION 10.14.    SCHEDULES INCORPORATED......................................................     100

         SECTION 10.15.    OFFSETS, COUNTERCLAIMS AND DEFENSES.........................................     101

         SECTION 10.16.    NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES...............     101

         SECTION 10.17.    PUBLICITY...................................................................     101

         SECTION 10.18.    WAIVER OF MARSHALLING OF ASSETS.............................................     101

         SECTION 10.19.    WAIVER OF OFFSETS/COUNTERCLAIMS.............................................     102

         SECTION 10.20.    CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE...............................     102

         SECTION 10.21.    BROKERS AND FINANCIAL ADVISORS..............................................     102

         SECTION 10.22.    PRIOR AGREEMENTS............................................................     102

         SECTION 10.23.    CERTAIN ADDITIONAL RIGHTS OF LENDER (VCOC)..................................     103

         SECTION 10.24.    SUCCESSORS AND ASSIGNS......................................................     103

         SECTION 10.25.    COUNTERPARTS; LOST NOTES....................................................     103

         SECTION 10.26.    REINSTATEMENT...............................................................     103

         SECTION 10.27.    JOINT AND SEVERAL...........................................................     103

XI.      AGENCY PROVISIONS; ASSIGNMENTS AND PARTICIPATIONS.............................................     104

         SECTION 11.1.     AGENT.......................................................................     104

         SECTION 11.2.     ACTIONS BY LENDER...........................................................     108

         SECTION 11.3.     SET OFF AND SHARING OF PAYMENTS.............................................     109

         SECTION 11.4.     PAYMENTS....................................................................     110

         SECTION 11.5.     DISSEMINATION OF INFORMATION................................................     110

         SECTION 11.6.     ASSIGNMENTS AND PARTICIPATIONS..............................................     110

         SECTION 11.7.     NOTE REGISTER...............................................................     110

                                    SCHEDULES

Schedule I         --    Properties and Mortgage Borrowers

Schedule II        --    Licenses

Schedule III       --    Form of Occupancy Report

Schedule IV        --    Organizational Structure

Schedule V         --    Licensed Bed Capacity

Schedule VI        --    Intentionally Deleted

Schedule VII       --    Mezzanine Allocated Loan Amounts

Schedule VIII      --    Borrower Pledged Entity Interests

Schedule IX        --    Exceptions to Health Care Representations

Schedule 5.3.2     --    Permitted Indebtedness

Schedule 5.3.3     --    Permitted Liens

Schedule 5.3.4     --    Investments; New Facilities or Collateral; Subsidiaries

Schedule 5.3.6     --    Transactions with Affiliates

Schedule 5.3.9     --    Contingent Obligations

Schedule 5.3.11    --    Leasehold Properties

Exhibit A          --    Intentionally Deleted

Annex I            --    Financial Covenants

                             Index of Defined Terms

2003 MAXIMUM AMOUNT...............................         32,38
AFFILIATE.........................................             2
AFFILIATED LOANS..................................             2
AFFILIATED MANAGER................................             2
AGENT.............................................             1
AGREEMENT.........................................             1
ALTA..............................................             2
ANNUAL BUDGET.....................................             3
APPLICABLE INTEREST RATE..........................             3
APPROVED ANNUAL BUDGET............................          3,64
APPROVED BANK.....................................             5
ASSIGNMENT OF LEASES..............................             3
AWARD.............................................             3
BANK MIDWEST AMENDED AND RESTATED NOTE............             3
BANKRUPTCY ACTION.................................             3
BANKRUPTCY CODE...................................             3
BASIC CARRYING COSTS..............................             4
BERGEN NOTE.......................................             4
BORROWER..........................................           1,4
BORROWER PLEDGED ENTITY INTERESTS.................           2,4
BREAKAGE COSTS....................................          4,37
BUSINESS DAY......................................             4
BUSINESS GROUP....................................             4
CA MASTER TENANT..................................             1
CAPITAL EXPENDITURES..............................             4
CAPITAL LEASE.....................................             4
CAPITALIZED LEASE OBLIGATIONS.....................             4
CAPITALSOURCE LOAN DOCUMENTS......................             4
CARE CENTERS......................................             9
CASH EQUIVALENTS..................................             4
CASH EXPENSES.....................................             5
CASH MANAGEMENT ACCOUNT...........................             5
CASH MANAGEMENT AGREEMENT.........................             5
CASUALTY..........................................          5,87
CLASS 10 DEFERRED OBLIGATIONS.....................             5
CLOSING DATE......................................             5
CODE..............................................             5
COLLATERAL........................................             5
CONDEMNATION......................................             6

CONDEMNATION PROCEEDS.............................             6
CONFIRMATION ORDER................................             6
CONSOLIDATED BASIS................................             6
CONTINGENT OBLIGATIONS............................             6
CONTINUING CREDITOR DEFERRED OBLIGATION...........             6
CONTRACTUAL OBLIGATION............................             6
CSFB..............................................             6
DE 23 PLEDGED ENTITY INTERESTS....................             2
DEBT..............................................             6
DEBT SERVICE......................................             7
Debt Service Coverage Ratio.......................             7
DEFAULT...........................................             7
DEFAULT RATE......................................             7
Deposit Bank......................................             7
DETERMINATION DATE................................             7
DISTRIBUTION......................................             7
ELIGIBLE ACCOUNT..................................             7
ELIGIBLE INSTITUTION..............................             8
EMBARGOED PERSON..................................          8,54
ENVIRONMENTAL INDEMNITY...........................             8
ERISA.............................................             8
EUREKA PREMISE....................................             9
EUREKA TRANSACTION................................             8
EVENT OF DEFAULT..................................          9,88
EXCESS CASH FLOW..................................             9
EXCESS CASH FLOW PRINCIPAL PAYMENT................          9,38
EXCLUDED SUBSIDIARY...............................            10
EXTRAORDINARY EXPENSE.............................         10,64
FACILITY..........................................            10
FEE OWNERS........................................            22
FISCAL YEAR.......................................            10
FITCH.............................................            10
FOREIGN TAXES.....................................         10,34
GAAP..............................................            10
GOVERNMENTAL AUTHORITY............................            10
GROSS INCOME FROM OPERATIONS......................            10
GUARANTOR.........................................          1,10
GUARANTOR REVOLVING CREDIT BORROWER...............            10
GUARANTOR REVOLVING CREDIT LENDER.................            11
GUARANTOR REVOLVING CREDIT LOAN...................            11
GUARANTOR REVOLVING CREDIT LOAN AGREEMENT.........            11

GUARANTOR REVOLVING CREDIT LOAN DOCUMENTS.........            11
GUARANTY..........................................            11
GUARANTY AND SECURITY AGREEMENT...................            11
HEALTH CARE AUTHORITIES...........................            11
HEALTHCARE LAWS...................................            11
HERITAGE PARTNERS.................................            11
IMPROVEMENTS......................................            11
INDEBTEDNESS......................................            12
INDEBTEDNESS FOR BORROWED MONEY...................            12
INDEMNIFIED LIABILITIES...........................        12,100
INDEMNIFYING PERSON...............................            12
INDENTURE.........................................            12
INDENTURE INTERCREDITOR AGREEMENT.................            85
INDENTURE NOTES...................................            12
INDENTURE TRUSTEE.................................            12
INDEPENDENT DIRECTOR..............................            12
INDEPENDENT MANAGER...............................            12
INDIVIDUAL PROPERTY...............................            13
INSURANCE PREMIUMS................................            13
INSURANCE PROCEEDS................................            13
INSURANCE SUBSIDIARY..............................            13
INTERCREDITOR AGREEMENT...........................            14
INTEREST PERIOD...................................            13
INVENTORY.........................................            14
INVESTMENT........................................            81
JOINDER AGREEMENT.................................            14
LANDLORD WAIVER...................................            14
LEASE.............................................            14
LEASEHOLD MORTGAGE................................            14
LEASEHOLD PROPERTY................................            14
LEGAL REQUIREMENTS................................            15
LENDER............................................          1,15
LETTER OF CREDIT..................................            15
LIBOR.............................................            15
LIBOR LOAN........................................            16
LICENSES..........................................         16,55
LIEN..............................................            16
LIQUIDATION EVENT.................................         16,40
LOAN..............................................            16
LOAN DOCUMENTS....................................            16
LOAN-TO-VALUE RATIO...............................            16

LOCKBOX ACCOUNT...................................            16
LOCKBOX BANK......................................            16
LONDON BUSINESS DAY...............................            17
MAINTENANCE CAPITAL EXPENDITURES..................            17
MANAGER...........................................            17
MASTER LEASE......................................            17
MASTER LESSEE.....................................            17
MATERIAL ADVERSE CHANGE...........................            17
MATERIAL ADVERSE EFFECT...........................            17
MATURITY DATE.....................................            17
MAXIMUM LEGAL RATE................................            17
MEDICAL PAYORS....................................            18
MEDICARE/MEDICAID ACCOUNT.........................            18
MEDICARE/MEDICAID RECEIVABLES ACCOUNT.............            18
MEZZANINE CASH MANAGEMENT AGREEMENT...............            18
MEZZANINE DEPOSIT ACCOUNT.........................         18,42
MEZZANINE LOAN ALLOCATED LOAN AMOUNT..............            18
MEZZANINE LOAN RELEASE AMOUNT.....................            18
MEZZANINE SECURITIES ACCOUNT......................         18,42
MONTHLY AMORTIZATION AMOUNT.......................         18,38
MONTHLY OPERATING EXPENSE AMOUNT..................            19
MOODY'S...........................................            19
MORTGAGE..........................................          1,19
MORTGAGE BORROWER.................................          1,19
MORTGAGE INTERCREDITOR AGREEMENT..................            19
MORTGAGE LENDER...................................          1,19
MORTGAGE LOAN.....................................             1
MORTGAGE LOAN AGREEMENT...........................          1,19
MORTGAGE LOAN DEFAULT.............................            19
MORTGAGE LOAN DOCUMENTS...........................            19
MORTGAGE LOAN EVENT OF DEFAULT....................            19
MORTGAGE LOAN RESERVE FUNDS.......................            19
MORTGAGE NOTE.....................................          1,19
MORTGAGES.........................................             1
NET CASH FLOW.....................................            19
NET CASH FLOW SCHEDULE............................         20,61
NET LIQUIDATION PROCEEDS AFTER DEBT SERVICE.......            20
NET OPERATING INCOME..............................            20
NEW GUARANTOR REVOLVING CREDIT LOAN...............         20,75
NEW MORTGAGE LOAN.................................         20,78
NEW REVOLVING CREDIT LOAN.........................         20,76

NOTE..............................................            20
O&M AGREEMENT.....................................            21
OCCUPANCY REPORT..................................            21
OFFICE BUILDING...................................             9
OFFICER'S CERTIFICATE.............................            21
OPERATING EXPENSES................................            21
OPERATING LEASE...................................            21
OPERATOR..........................................            21
ORGANIZATIONAL CHART..............................         21,47
OTHER CHARGES.....................................            21
OWNER.............................................            22
PAYMENT DATE......................................            22
PERMITTED ENCUMBRANCES............................            22
PERMITTED INDEBTEDNESS............................            79
PERMITTED LIENS...................................            80
PERMITTED REFINANCED INDEBTEDNESS.................            80
PERSON............................................            22
PERSONAL PROPERTY.................................            22
PHYSICAL CONDITIONS REPORT........................            22
PLAN OF REORGANIZATION............................            22
PLEDGE AGREEMENT..................................          2,22
PLEDGED ENTITY INTERESTS..........................            23
PLEDGOR...........................................            23
PLEDGOR GUARANTY..................................            23
POLICIES..........................................            23
PRIMARY OBLIGATIONS...............................             6
PRIMARY OBLIGOR...................................             6
PRIME RATE........................................            23
PRIME RATE LOAN...................................            23
PRIORITY CLAIMS...................................            23
PRIORITY LIENS....................................            23
PROMISSORY NOTE B.................................            23
PROPERTIES........................................            23
QUALIFIED MANAGER.................................            24
RATING AGENCIES...................................            24
REH LLC PLEDGED ENTITY INTERESTS..................             1
RENTS.............................................            24
REPLACEMENT MANAGEMENT AGREEMENT..................            24
RESERVE FUNDS.....................................            24
RESTORATION.......................................            25
RESTRICTED PARTY..................................            25

REVOLVING CREDIT LENDER...........................            25
REVOLVING CREDIT LOAN.............................            25
REVOLVING CREDIT LOAN AGREEMENT...................            25
REVOLVING CREDIT LOAN DOCUMENTS...................            25
RPGP..............................................             1
S&P...............................................            25
SALE OR PLEDGE....................................            25
SECURITY AGREEMENT................................            25
SERVICER..........................................            94
SERVICES..........................................            25
SERVICING AGREEMENT...............................            94
SEVERED LOAN DOCUMENTS............................         26,92
SIGNIFICANT PARTY.................................            26
SPECIAL PURPOSE ENTITY............................            26
SPREAD............................................            30
STATE.............................................            30
SUBORDINATED DEBT.................................            30
SUBORDINATION AGREEMENT...........................            30
SUBSIDIARY........................................            30
SUBSIDIARY BORROWER...............................            30
SUBSIDIARY BORROWERS..............................            30
SUMMIT NOTE.......................................            31
SURVEY............................................            31
TAX AND INSURANCE ESCROW FUND.....................            31
TAXES.............................................            31
TITLE INSURANCE POLICIES..........................            31
TRANSFER..........................................         31,73
TX MASTER TENANT..................................             1
U.S. OBLIGATIONS..................................            31
UCC...............................................            31
UCC TITLE INSURANCE POLICY........................         31,44
UNIFORM COMMERCIAL CODE...........................            31
UNION BANK NOTE...................................            31
VENDORS' LIEN.....................................            31
WOODLANDS PLACE NOTE..............................            31
WORKING CAPITAL...................................            32
ZONING REPORTS....................................            32

                                 LOAN AGREEMENT

                  THIS LOAN AGREEMENT, dated as of August 19, 2003 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), by and among FORTRESS CREDIT OPPORTUNITIES I, L.P., a Delaware limited partnership, HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, collectively, as lender (in such capacity, "LENDER") CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, as administrative agent and collateral agent for Lender (in such capacity, "AGENT"), and SHG PROPERTY RESOURCES, LLC, a Delaware limited liability company ("REH LLC") and SHG INVESTMENTS, LLC a Delaware limited liability company ("DE 23"), jointly and severally (REH LLC and DE 23, collectively, "BORROWER") and FOUNTAIN VIEW, INC., a Delaware corporation ("GUARANTOR"), solely for the purposes set forth in the last sentence of Section 2.6.3, Section 4.1.39 and
Section 5.3 of this Agreement.

                              W I T N E S S E T H:

                  WHEREAS, Column Financial, Inc., a Delaware corporation ("MORTGAGE LENDER"), is making a loan in the principal amount of $95,000,000.00 (the "MORTGAGE LOAN") to those entities set forth on SCHEDULE I annexed hereto and made a part hereof (collectively, "MORTGAGE BORROWER") pursuant to that certain Loan Agreement, dated as of the date hereof (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "MORTGAGE LOAN AGREEMENT"), which Mortgage Loan is evidenced by that certain Promissory Note, dated as of the date hereof (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the "MORTGAGE NOTE"), made by Mortgage Borrower to Mortgage Lender and secured by, among other things, certain first priority Deeds of Trust and Security Agreements dated as of the date hereof (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, individually, each a "MORTGAGE", and, as the context requires, collectively, the "MORTGAGES") given by Mortgage Borrower in favor of Mortgage Lender pursuant to which Mortgage Borrower has granted Mortgage Lender a first priority mortgage on, among other things, the Property and other collateral as more fully described in the Mortgage;

                  WHEREAS, REH LLC is the legal and beneficial owner of (A) one hundred percent (100%) of the membership interests in (i) those entities listed as DE 24-32 on SCHEDULE VIII annexed hereto, (ii) Texas Secured Resources, LLC, a Delaware limited liability company ("TX MASTER TENANT"), (iii) California Secured Resources, LLC, a Delaware limited liability company ("CA MASTER TENANT") and (iv) Secured Resource Management GP, LLC, a Delaware limited liability company ("RPGP") and (B) all of the limited partnership interests in SHG Secured Resources, LP, consisting of a 99% limited partnership interest therein (collectively, the "REH LLC PLEDGED ENTITY INTERESTS");

                  WHEREAS, DE 23 is the legal and beneficial owner of (i) one hundred percent (100%) of the membership interests in those entities listed as DE 1-21 on SCHEDULE VIII annexed hereto and (ii) all of the limited partner interests in those entities listed as NTLP 1-21 on SCHEDULE VIII annexed hereto, consisting of ninety-nine percent (99%) of the limited partnership interests therein (collectively, the "DE 23 PLEDGED ENTITY INTERESTS, together with the REH LLC Pledged Entity Interests, collectively, the "BORROWER PLEDGED ENTITY INTERESTS");

                  WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender;

                  WHEREAS, as a condition precedent to the obligation of Lender to make the Loan to Borrower, (A) Borrower and certain other entities have each entered into that certain Pledge Agreement and Security Agreement, dated as of the date hereof in favor of Agent (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "PLEDGE AGREEMENT"), pursuant to which Agent has been granted a first priority security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Debt (as hereinafter defined) and (B) Borrower and the other parties thereto have entered into the Loan Documents; and

                  WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

                  NOW THEREFORE, in consideration of the making of the Loan by Lender, the covenants, agreements, representations and warranties set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

                  I.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION

                  SECTION 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

                  "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

                  "AFFILIATED LOANS" shall mean a loan made by Lender to an Affiliate of Borrower or Guarantor.

                  "AFFILIATED MANAGER" shall mean any manager of any Individual Property in which Borrower, Mortgage Borrower or Guarantor has, directly or indirectly, any legal, beneficial or economic interest.

                  "ALTA" shall mean American Land Title Association, or any successor thereto.

                  "ANNUAL BUDGET" shall mean the operating budget, including all planned Capital Expenditures for the Properties and each Individual Property separately, prepared by Mortgage Borrower for the applicable Fiscal Year or other period.

                  "APPLICABLE INTEREST RATE" shall mean the rate or rates at which the outstanding principal amount of the Loan bears interest from time to time in accordance with the provisions of Section 2.2.3 hereof.

                  "APPROVED ANNUAL BUDGET" shall have the meaning set forth in
Section 5.1.11(l) hereof.

                  "ASSIGNMENT OF LEASES" shall mean, with respect to each Individual Property, that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Mortgage Borrower, as assignor, to Mortgage Lender, as assignee, assigning to Mortgage Lender all of Mortgage Borrower's interest in and to the Leases and Rents of such Individual Property as security for the Mortgage Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "AWARD" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation with respect to all or any part of any Individual Property.

                  "BANK MIDWEST AMENDED AND RESTATED NOTE" shall mean the amended and restated promissory note in a maximum principal amount not to exceed $5,633,333 to be issued by [Woodlands Resource Management, L.P., and The Woodlands Healthcare Center, L.P.] to Bank Midwest, N.A. pursuant to the Plan, the repayment of which is secured by that certain deed of trust and security agreement dated December 1, 1993 and assigned to Bank Midwest by instrument dated July 17, 2001.

                  "BANKRUPTCY ACTION" shall mean with respect to any Person (a) such Person filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against such Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or soliciting or causing to be solicited petitioning creditors for any involuntary petition against such Person; (c) such Person filing an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or soliciting or causing to be solicited petitioning creditors for any involuntary petition from any Person; (d) such Person consenting to or acquiescing in or joining in an application for the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of the Property; or (e) such Person making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

                  "BANKRUPTCY CODE" shall mean the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C., Section 101, et seq., and the regulations adopted and promulgated pursuant thereto.

                  "BASIC CARRYING COSTS" shall mean, for any period, with respect to each Individual Property, the sum of the following costs associated with such Individual Property for such period: (a) Taxes and (b) Insurance Premiums.

                  "BERGEN NOTE" shall have the meaning set forth in the Plan of Reorganization.

                  "BORROWER" shall have the meaning set forth in the introductory paragraph hereto.

                  "BORROWER PLEDGED ENTITY INTERESTS" shall have the meaning set forth in the Recitals.

                  "BREAKAGE COSTS" shall have the meaning set forth in Section 2.2.3(h) hereof.

                  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

                  "BUSINESS GROUP" shall mean (a) the Subsidiaries of Guarantor that are borrowers under this Agreement, the Revolving Credit Loan Agreement, the Mortgage Loan Agreement or Subsidiaries of such borrowers; (b) the long term care business (other than such business as is covered by clause (a)); (c) the pharmacy business; (d) the locomotion business, and (e) corporate headquarters and overhead.

                  "CAPITAL EXPENDITURES" shall mean, for any period, the amount expended for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

                  "CAPITAL LEASE" shall mean, as to any Person, a lease of any interest in any kind of property or asset by that Person as lessee that is, should be or should have been recorded as a "capital lease" in accordance with GAAP.

                  "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations of any Person under Capital Leases, in each case, taken at the amount thereof accounted for as a liability in accordance with GAAP.

                  "CAPITALSOURCE LOAN DOCUMENTS" shall mean, collectively all of the Loan Documents defined as Loan Documents in the Revolving Credit Loan Agreement and the Guarantor Revolving Credit Loan Agreement.

                  "CASH EQUIVALENTS" shall mean (a) securities issued, or directly and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (b) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (i) any Guarantor Revolving Credit Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000, or (ii) any bank (or the parent company of such bank) whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody's is at least P-2 or the equivalent thereof in each case with maturities of not more than six months from the date of acquisition (any bank meeting the qualifications specified in clauses (b)(i), (ii) or (iii), an "APPROVED BANK"),
(c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a), above, entered into with any Approved Bank, (d) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or the equivalent thereof, from S&P or A2 or the equivalent thereof from Moody's and in each case maturing within six months after the date of acquisition and (e) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (a) through (d) above.

                  "CASH EXPENSES" shall mean, for any period, the Operating Expenses for the operation of the Properties as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus any payments into the Tax and Insurance Escrow Fund and the Replacement Reserve Fund (each as defined in the Mortgage Loan Agreement).

                  "CASH MANAGEMENT ACCOUNT" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "CASH MANAGEMENT AGREEMENT" shall mean that certain Cash Management Agreement, dated as of the date hereof, by and among Mortgage Borrower, Manager and Mortgage Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "CASUALTY" shall have the meaning set forth in Section 6.2 hereof.

                  "CLASS 10 DEFERRED OBLIGATIONS" shall have the meaning set forth in the Plan of Reorganization.

                  "CLOSING DATE" shall mean the date of the funding of the Loan.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

                  "COLLATERAL" shall have the meaning set forth in the Pledge Agreement.

                  "COMMITMENT" shall mean, with respect to each Lender, the amounts set forth opposite the name of such Lender on the signature pages hereof, such amount representing the portion of the Loan advanced by such Lender on the date hereof.

                  "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of any Individual Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting such Individual Property or any part thereof.

                  "CONDEMNATION PROCEEDS" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "CONFIRMATION ORDER" shall have the meaning set forth in
Section 3.1.21 hereof.

                  "CONSOLIDATED BASIS" shall mean, with respect to Borrower, the consolidation in accordance with GAAP of the accounts or other items of Guarantor and its Subsidiaries.

                  "CONTINGENT OBLIGATIONS" shall mean, as to any Person, any obligation of such Person guaranteeing or intending to guaranty any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or to hold harmless the owner of such primary obligation against loss in respect thereof, provided, however, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

                  "CONTINUING CREDITOR DEFERRED OBLIGATION" shall have the meaning set forth in the Plan of Reorganization.

                  "CONTRACTUAL OBLIGATION" shall mean as to any Person, any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound, or any provision of the foregoing.

                  "CSFB" shall mean Credit Suisse First Boston LLC and its successors in interest.

                  "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender and Agent in respect of the Loan under the Note, this Agreement, the Pledge Agreement and the other Loan Documents.

                  "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled principal and/or interest payments due under this Agreement and the Note (excluding Excess Cash Flow Principal Payments).

                  "DEBT SERVICE COVERAGE RATIO" shall mean a ratio for the immediately preceding twelve (12) month period for which financial statements of Borrower are delivered in accordance with this Agreement:

                  (a) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period as set forth in the financial statements required hereunder; and

                  (b) the denominator is the aggregate amount of the Debt Service due and payable on the Loan and the Mortgage Loan for such period.

                  If the Debt Service Coverage Ratio is required to be calculated during a period in which the Loan has been outstanding for less than twelve (12) months or financial statements are available for less than twelve
(12) months during the Loan term, Net Operating Income shall still be calculated for the preceding twelve (12) months and Debt Service shall be calculated for the number of full Interest Periods in which the Loan is outstanding multiplied by a fraction the numerator of which is 12 and the denominator is the number of such Interest Periods in which the Loan is outstanding.

                  "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

                  "DEFAULT RATE" shall mean a rate per annum equal to the lesser of (a) the Maximum Legal Rate and (b) five percent (5%) above the Applicable Interest Rate.

                  "DEPOSIT BANK" shall mean the bank or banks selected by the Agent to maintain the Mezzanine Deposit Account.

                  "DETERMINATION DATE" shall mean, with respect to any Interest Period, the date that is two (2) London Business Days prior to the fifteenth
(15th) day of the calendar month in which such Interest Period commences.

                  "DISTRIBUTION" shall mean any fee, payment, bonus or other remuneration or distribution of any kind, and any repayment of or debt service on loans or other indebtedness.

                  "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R.

Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

                  "ELIGIBLE INSTITUTION" shall mean a depository institution or trust company, the short term unsecured debt obligations or commercial paper of which are rated at least "A- 1+" by S&P, "P-i" by Moody's or "F-1+" by Fitch, if rated by such Rating Agency, in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch or S&P and "Aa2" by Moody's, if rated by such Rating Agency). Lender and Agent acknowledge that each of Bank of America and Wells Fargo Bank, N.A. shall be deemed to be an Eligible Institutions so long as its short term unsecured debt obligations or commercial paper (in the case of accounts in which funds are held for thirty (30) days or less) are rated at least "A-2+" by S&P, "P-2" by Moody's and "F-1" by Fitch, if rated by such Rating Agency, or its long term unsecured debt obligations (in the case of accounts in which funds are held for more than thirty (30) days) are rated at least "A" by Fitch and S&P and "A2" by Moody's, if rated by such Rating Agency. For accounts into which checks are deposited by Borrower from private pay residents of the Facilities, other than the Lockbox Account and the Medicare/Medicaid Account, a depository institution or trust company that insures deposits held by such a depository institution or trust company through the Federal Deposit Insurance Corporation shall constitute an "Eligible Institution" so long as the amount on deposit in all accounts of any Borrower at such institution does not exceed $100,000 at any one time.

                  "EMBARGOED PERSON" shall have the meaning set forth in Section
4.1.35 hereof.

                  "ENVIRONMENTAL INDEMNITY" shall mean that certain Environmental Indemnity Agreement, dated as of the date hereof, executed by Borrower in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "EUREKA TRANSACTION" shall mean the transactions contemplated by that certain Option Agreement dated as of May 30, 2003 (as amended, modified or supplemented from time to time with the consent of the Guarantor Revolving Credit Lender (such consent not to be unreasonably withheld) (the "Option Agreement") by and among Thomas E. Sutton and Sandra A. Sutton, Trustees of the Sutton Family Living Trust, Landlord and Guarantor, including, without limitation, (i) the entering into of that certain Commercial Lease to be entered into pursuant to the Option Agreement by and between Matmel Enterprises, Inc. as "Landlord", and Guarantor or a Subsidiary of Guarantor, as "Tenant" with respect to the lease by such tenant of the premises commonly known as Sunset Care Center, 2353 23rd Street, Eureka, California 95501, the Granada Care Center, 2885 Harris Street, Eureka, California 95501, the Pacific Care

Center, 2211 Harrison Avenue, Eureka, California 95501, the Seaview Care Center, 8400 Purdue Drive, Eureka, California 95503 (collectively, the "CARE CENTERS") and the Redwood Care Center Office Building, 2353 23rd Street, Eureka, California 95501 (the "OFFICE BUILDING" and collectively with the Care Centers, the "EUREKA PREMISES") and (ii) the purchase by Guarantor or a Subsidiary of Guarantor or the Eureka Premises or all of the equity interest in the entity that owns the Eureka Premises, in each case pursuant to the Option Agreement.

                  "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1(a) hereof.

                  "EXCESS CASH FLOW" means for any fiscal year of Guarantor, (a) the sum, without duplication, of (i) the net income or loss of Guarantor and its Subsidiaries for such fiscal year, calculated in accordance with GAAP, excluding, however, all gains and losses (together with any related provision for federal and state income taxes on such gains and losses) realized in connection with any sale or other disposition by Guarantor or any of its Subsidiaries of any asset (other than the sales of inventory in the ordinary course of business); (ii) the aggregate amount of all interest expense of Guarantor and its Subsidiaries during such fiscal year, calculated in accordance with GAAP, whether paid or accrued; (iii) the aggregate amount of all federal and state income taxes incurred by Guarantor and its Subsidiaries during such fiscal year, calculated in accordance with GAAP, whether paid or accrued; (iv) the aggregate amount of all depreciation expense and amortization expense of Guarantor and its Subsidiaries during such fiscal year, calculated in accordance with GAAP; (v) the aggregate amount of all non-cash extraordinary losses (together with any related provision for federal and state income taxes on such extraordinary losses) of Guarantor and its Subsidiaries during such fiscal year, calculated in accordance with GAAP; and (vi) an amount equal to any decrease in the Working Capital during such fiscal year up to $2,000,000 per year; minus (b) the sum, without duplication, of (i) the Maintenance Capital Expenditures for such fiscal year; (ii) the aggregate amount of all interest expense of Guarantor and its Subsidiaries paid or payable during such fiscal year, (iii) an amount equal to any increase in the Working Capital during such fiscal year up to $2,000,000 per year; (iv) the aggregate amount of all federal and state income taxes of Guarantor and its Subsidiaries paid or payable during such fiscal year;
(v) the aggregate amount of all scheduled payments and mandatory prepayments of principal actually made or required to be made during such fiscal year with respect to the Mortgage Loan (including any required posting of cash collateral in connection with property releases or loans), the Bank Midwest Amended and Restated Note, the Woodlands Place Note, the Union Bank Note, the Mezzanine Loan, (vi) the aggregate amount of all voluntary prepayments of principal actually made with respect to the Loan and the Mortgage Loan and (vii) the aggregate amount of all non-cash extraordinary gains (together with any related provision for federal and state income taxes on such extraordinary gains) of Guarantor and its Subsidiaries during such fiscal year, calculated in accordance with GAAP.

                  "EXCESS CASH FLOW PRINCIPAL PAYMENT" shall have the meaning set forth in Section 2.3.2(b) hereof.

                  "EXCLUDED SUBSIDIARY" shall mean any Subsidiary that is (i) a Borrower, (ii) a borrower under the Mortgage Loan Documents, (iii) a Borrower (as defined in the Revolving Credit Loan Agreement), (iv) a partner in an entity described in clause (i), (ii) or (iii), and (iv) a Person designated by Borrowing Agent (as defined in the Guarantor Revolving Credit Agreement) as an excluded Subsidiary.

                  "EXTRAORDINARY EXPENSE" shall have the meaning set forth in
Section 5.1.11(l) hereof.

                  "FACILITY" shall mean, individually, any facility providing Services and operated by a Mortgage Borrower.

                  "FISCAL YEAR" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

                  "FITCH" shall mean Fitch, Inc.

                  "FOREIGN TAXES" shall have the meaning set forth in Section 2.2.3(e) hereof.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

                  "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  "GROSS INCOME FROM OPERATIONS" shall mean, for any period, all income, computed in accordance with GAAP, derived from the ownership and operation of the Properties from whatever source during such period, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other pass-through or reimbursements paid by tenants under the Leases of any nature but excluding Rents from month-to-month tenants or tenants that are included in any Bankruptcy Action, sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, Insurance Proceeds and Condemnation Proceeds (other than business interruption or other loss of income insurance), and any disbursements to Mortgage Borrower from the Reserve Funds, or any other escrow fund established by the Mortgage Loan Documents.

                  "GUARANTOR" shall mean Fountain View, Inc., a Delaware corporation.

                  "GUARANTOR REVOLVING CREDIT BORROWER" shall mean, individually, the "Borrower" or collectively, as the context requires, the "Borrowers" under the Guarantor Revolving Credit Loan Agreement.

                  "GUARANTOR REVOLVING CREDIT LENDER" shall mean (i) CapitalSource Finance LLC, as agent and sole lender under the Guarantor Revolving Credit Loan, its successors and assigns or (ii) the lender under any New Guarantor Revolving Credit Loan entered into in accordance with the provisions of Section 5.2.13.

                  "GUARANTOR REVOLVING CREDIT LOAN AGREEMENT" shall mean that certain Revolving Credit and Security Agreement dated as of the date hereof between Guarantor and certain other entities a party thereto and Revolving Credit Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "GUARANTOR REVOLVING CREDIT LOAN" shall mean the loan from Revolving Credit Lender to Guarantor and certain other entities a party thereto in the principal amount of up to Twenty One Million and No/100 Dollars ($21,000,000.00) and any New Guarantor Revolving Credit Loan entered into in accordance with the provisions of Section 5.2.13.

                  "GUARANTOR REVOLVING CREDIT LOAN DOCUMENTS" shall mean the Guarantor Revolving Credit Loan Agreement and all other agreements, documents, instruments and certificates executed and delivered in connection therewith.

                  "GUARANTY" shall mean that certain Mezzanine Guaranty of Payment, dated as of the date hereof, from Guarantor in favor of Agent for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "GUARANTY AND SECURITY AGREEMENT" shall have the meaning set forth in the Guarantor Revolving Credit Agreement.

                  "HEALTH CARE AUTHORITIES" shall mean any federal, state or local governmental or quasi-governmental authority or any agency, intermediary, board, authority or entity concerned with the ownership, operation, use or occupancy of any Individual Property as a skilled nursing facility or assisted living facility.

                  "HEALTHCARE LAWS" shall mean all applicable statutes, laws, ordinances, rules and regulations of any Governmental Authority with respect to regulatory matters primarily relating to patient healthcare, healthcare providers and healthcare services (including without limitation Section 1128B(b) of the Social Security Act, as amended, 42 U.S.C. Section 1320a-7(b) (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the "Federal Anti-Kickback Statute," and the Social Security Act, as amended, Section 1877, 42 U.S.C. Section 1395nn (Prohibition Against Certain Referrals), commonly referred to as "Stark Statute").

                  "HERITAGE PARTNERS" shall mean Heritage Partners, Inc., its Affiliates, and its and their successors and assigns.

                  "IMPROVEMENTS" shall have the meaning set forth in the granting clause of the related Mortgage with respect to each Individual Property.

                  "INDEBTEDNESS" of any Person shall mean, without duplication,
(a) all items (other than trade payables and current accrued liabilities) which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date as of which Indebtedness is to be determined, including any lease which, in accordance with GAAP would constitute a capital lease, (b) all indebtedness secured by any mortgage, pledge, security, Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock, equity or other ownership interest purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

                  "INDEBTEDNESS FOR BORROWED MONEY" of any Person shall mean, without duplication, (a) all Indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all Capitalized Lease Obligations of such Person, (c) all Indebtedness of such Person secured by any mortgage, pledge, security, Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, (d) all Indebtedness for the deferred purchase price of property and (e) all direct or indirect guaranties of any or all of the foregoing.

                  "INDEMNIFIED LIABILITIES" shall have the meaning set forth in
Section 10.13(b) hereof.

                  "INDEMNIFYING PERSON" shall mean each of Borrower and Guarantor.

                  "INDENTURE" shall mean the Indenture dated August 19, 2003 by Guarantor, as Issuer, the subsidiaries of the Guarantor party thereto as guarantors and the Indenture Trustee, pursuant to which the Indenture Notes were issued as the same may be amended, supplemented or modified from time to time.

                  "INDENTURE NOTES" shall mean the $106,761,608 of Senior Subordinated Increasing Rate Secured Notes due 2008 issued pursuant to the Indenture.

                  "INDENTURE TRUSTEE" shall mean US Bank, National Association, as Trustee and Collateral Agent under the Indenture, and any successor thereto.

                  "INDEPENDENT DIRECTOR" or "INDEPENDENT MANAGER" shall mean a natural Person who is not at the time of initial appointment, or at any time while serving as a director or manager, as applicable, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Independent Director or Independent Manager), officer, employee, partner, member, attorney or counsel of Borrower or any Affiliate of either of them (provided, however, that no person may serve both as an Independent Director of Mortgage Borrower and Borrower); (b) a creditor, customer, supplier or other person who derives any of its purchases or revenues from its activities with Borrower or any Affiliate of either of them; (c) a Person or other entity controlling or under common control with any such stockholder, partner, member, creditor, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, creditor, customer, supplier or other Person. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.

                  A natural person who satisfies the foregoing definition other than subparagraph (b) shall not be disqualified from serving as an Independent Director or Independent Manager of Borrower if such individual is an independent director provided by a nationally-recognized company that provides professional independent directors and that also provides other corporate services in the ordinary course of its business.

                  A natural person who otherwise satisfies the foregoing definition except for being the independent director of a "special purpose entity" affiliated with Borrower that does not own a direct or indirect equity interest in Borrower or any co-borrower shall not be disqualified from serving as an Independent Director or Independent Manager of the Borrower if such individual is at the time of initial appointment, or at any time while serving as a Independent Director or Independent Manager of the Borrower, an Independent Director or Independent Manager of a Special Purpose Entity affiliated with Borrower (other than Mortgage Borrower or any entity that owns a direct or indirect equity interest in Borrower or any co-borrower) if such individual is an independent director or independent manager provided by a nationally-recognized company that provides professional independent directors or independent managers.

                  "INDIVIDUAL PROPERTY" shall mean each parcel of real property, the Improvements thereon and all personal property owned by Mortgage Borrower and encumbered by a Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the Granting Clauses of each Mortgage and referred to therein as the "Property."

                  "INSURANCE PREMIUMS" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "INSURANCE PROCEEDS" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "INSURANCE SUBSIDIARY" shall mean the offshore insurance subsidiary to be formed by the Guarantor.

                  "INTEREST PERIOD" shall mean, with respect to any Payment Date, the period commencing on the ninth (9th) day of the preceding calendar month and terminating on and including the eighth (8th) day of the calendar month in which such Payment Date occurs; provided, however, that no Interest Period shall end later than the Maturity Date (other than for purposes of calculating interest at the Default Rate), and the initial Interest Period shall begin on and include the Closing Date and shall end on and include the immediately following eighth
(8th) day of the calendar month.

                  "INTERCREDITOR AGREEMENT" shall mean the Intercreditor Agreement entered into between Lender, Agent and Mortgage Lender with respect to the Loan and the Mortgage Loan.

                  "INVENTORY" shall mean all "inventory" (as defined in the UCC) of Guarantor (or, if referring to another Person, of such other Person), now owned or hereafter acquired, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                  "JOINDER AGREEMENT" shall have the meaning set forth in the Guarantor Revolving Credit Agreement.

                  "LANDLORD WAIVER" shall mean a waiver/consent in form and substance reasonably satisfactory to Agent from the owner/lessor of any premises not owned by Guarantor or Borrower at which any of the collateral granted under the Security Agreement is now or hereafter located for the purpose of providing Agent access to such collateral, in each case as such may be modified, amended or supplemented from time to time.

                  "LEASE" shall mean any lease, rental agreement, occupancy agreement, residency agreement, sublease or subsublease, letting, license, concession or other agreement of whatever form, including, without limitation, service, consulting and administrative agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property, and (a) every modification, amendment, extension, renewal, replacement or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and (b) every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

                  "LEASEHOLD MORTGAGE" shall mean, with respect to each Leasehold Property, that certain first priority Deed of Trust and Security Agreement, dated the date hereof, executed and delivered as security for the Loan and encumbering such Leasehold Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "LEASEHOLD PROPERTY" shall mean those properties identified on
SCHEDULE 5.3.11 and/or any other leasehold property of Borrower or Guarantor upon which the Indenture Trustee shall assert a Lien.

                  "LEGAL REQUIREMENTS" shall mean, with respect to each Individual Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities or Health Care Authorities affecting each Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force (including, without limitation, all Health Care Laws and the Americans with Disabilities Act of 1990), and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting any Individual Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to any Individual Property or any part thereof or (b) in any way limit the use and enjoyment thereof.

                  "LENDER" shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns.

                  "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit acceptable to Agent and the Rating Agencies (either an evergreen letter of credit or one which does not expire until at least thirty (30) Business Days after the Maturity Date) in favor of Agent and entitling Lender to draw thereon in New York, New York, issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution. If at any time the bank issuing any such Letter of Credit shall cease to be an Eligible Institution, Agent shall have the right immediately to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof.

                  "LIBOR" shall mean, with respect to each Interest Period, the rate (expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/8 of 1%) for deposits in U.S. dollars, for a one-month period, that appears on Telerate Page 3750 (or the successor thereto) as of 11:00 a.m., London time, on the related Determination Date. If such rate does not appear on Telerate Page 3750 as of 11:00 a.m., London time, on such Determination Date, LIBOR shall be the arithmetic mean of the offered rates (expressed as a percentage per annum) for deposits in U.S. dollars for a one-month period that appear on the Reuters Screen Libor Page as of 11:00 a.m., London time, on such Determination Date, if at least two such offered rates so appear. If fewer than two such offered rates appear on the Reuters Screen Libor Page as of 11:00 a.m., London time, on such Determination Date, Agent shall request the principal London office of any four major reference banks in the London interbank market selected by Agent to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for deposits in U.S. dollars for a one-month period as of 11:00 a.m., London time, on such Determination Date for the amounts of not less than U.S. $1,000,000. If at least two such offered quotations are so provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, Agent shall request any three major banks in New York City selected by Agent to provide such bank's rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks for a one-month period as of approximately 11:00 a.m., New York City time on the applicable Determination Date for amounts of not less than U.S. $1,000,000. If at least two such rates are so provided, LIBOR shall be the arithmetic mean of such rates. LIBOR shall be determined conclusively by Agent or its agent, absent manifest error. Notwithstanding anything to the contrary contained herein in no event shall LIBOR be less than one and seventy -five hundredths percent (1.75%) per annum.

                  "LIBOR LOAN" shall mean the Loan at such time as interest thereon accrues at a rate of interest based upon LIBOR.

                  "LICENSES" shall have the meaning set forth in Section 4.2(a) hereof.

                  "LIEN" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, Mortgage Borrower, the Collateral, the related Individual Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

                  "LIQUIDATION EVENT" shall have the meaning set forth in
Section 2.4.4 hereof, provided, however, that any assets which have been sold and for which a release amount has been paid shall be deemed excluded from the provisions of this Section.

                  "LOAN" shall mean the loan in the principal amount of Twenty Three Million Dollars ($23,000,000.00) made by Lender to Borrower pursuant to this Agreement.

                  "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Pledge Agreement, the Environmental Indemnity, the Guaranty, the Pledgor Guaranty, the Mezzanine Cash Management Agreement, the Intercreditor Agreement, the Mezzanine Subordination Agreements, and all other documents executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "LOAN-TO-VALUE RATIO" shall mean the ratio, as of a particular date, in which the numerator is equal to the outstanding principal balance of Note A and the denominator is equal to (a) on the Closing Date, the value of the Properties as set forth in the Appraisals delivered by Mortgage Borrower to Mortgage Lender in accordance with the provisions of Section 3.1.18 of the Mortgage Loan Agreement, and (b) thereafter, the fair market value of the Properties as determined by Mortgage Lender in its reasonable discretion.

                  "LOCKBOX ACCOUNT" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "LOCKBOX BANK" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "LONDON BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in London, England are not open for business.

                  "MANAGER" shall mean a Qualified Manager who is managing the Properties in accordance with the terms and provisions of this Agreement.

                  "MAINTENANCE CAPITAL EXPENDITURES" means, for any fiscal year, the aggregate amount of all non-financed capital expenditures (other than capital expenditures that are made in connection with an acquisition) incurred or made by Guarantor and its Subsidiaries during such fiscal year; provided that, for purposes of this definition, the maximum amount of such capital expenditures deducted in any fiscal year (for any fiscal year, the "Maximum Amount") shall not exceed (a) for fiscal year 2003, $7,000,000 and (b) for any fiscal year thereafter, $7,000,000 plus the Maximum Amount for the immediately preceding fiscal year minus the actual amount of Maintenance Capital Expenditures included in this definition pursuant to clause (a) in such immediately preceding fiscal year.

                  "MASTER LEASE" shall mean, individually and collectively, those certain leases dated as of the date hereof between Owner, as lessor, and the Master Lessees, as lessee, pursuant to which such Master Lessee is leasing the Individual Properties.

                  "MASTER LESSEE" shall mean, collectively, the Mortgage Borrowers set forth on SCHEDULE I under the column labeled "Master Lessee," which are leasing their respective Individual Properties pursuant to a Master Lease.

                  "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" shall mean any event, condition or circumstance or set of events, conditions or circumstances or any change(s) which (i) has, had or could reasonably be expected to have any material adverse effect upon or change in the validity or enforceability of any Loan Document, (ii) has been or could reasonably be expected to be material and adverse to the value of the Collateral or to the business, operations, prospects, properties, assets, liabilities or condition of Borrower and Guarantor taken as a whole, or (iii) has materially impaired or could reasonably be expected to materially impair the ability of Borrower or Guarantor to perform the obligations of each such Person or to consummate the transactions under the Loan Documents executed by such Person.

                  "MATURITY DATE" shall mean September 9, 2008, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

                  "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

                  "MEDICAL PAYORS" shall mean the Center for Medicare and Medicaid Services and any other federal or state governmental authority or any other governmental Person responsible for making payment of any Medicare/Medicaid Account.

                  "MEDICARE/MEDICAID ACCOUNT" shall mean any account payable by any Medical Payor under the Medicare or Medicaid programs, any similar or implementing state statutes and the rules and regulations promulgated pursuant to any thereof.

                  "MEDICARE/MEDICAID RECEIVABLES ACCOUNT" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "MEZZANINE CASH MANAGEMENT AGREEMENT" shall mean that certain Mezzanine Cash Management Agreement dated as of the date hereof among Borrower and Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "MEZZANINE DEPOSIT ACCOUNT AND SECURITIES ACCOUNT CONTROL AGREEMENT" shall mean that certain Mezzanine Deposit Account and Securities Account Control Agreement dated as of the date hereof among Borrower, Agent and Wells Fargo Bank, N.A., as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "MEZZANINE DEPOSIT ACCOUNT" shall have the meaning set forth in Section 2.6.5 (a) hereof.

                  "MEZZANINE SECURITIES ACCOUNT" shall have the meaning set forth in Section 2.6.5 (b) hereof.

                  "MEZZANINE LOAN ALLOCATED LOAN AMOUNT" shall mean, for each Individual Property, the amount set forth on SCHEDULE VII hereto, provided that such amounts shall be ratably reduced in connection with any principal payments made hereununder, including those made under Sections 2.3.2(a) and (b) hereof.

                  "MEZZANINE LOAN RELEASE AMOUNT" shall mean, for each Individual Property, one hundred twenty-five percent (125%) of the Mezzanine Loan Allocated Loan Amount for such Individual Property, as the same may be reduced from time to time pursuant to the terms of this Agreement.

                  "MEZZANINE SUBORDINATION AGREEMENTS" shall mean, collectively, the Subordination of Interim Management Agreements and Interim Subleases, the Subordination of Master Leases and Operating Leases, the Subordination of Administrative Services and Employee Services Agreements, each dated as of the date hereof.

                  "MONTHLY AMORTIZATION AMOUNT" shall have the meaning set forth in Section 2.3.2(a) hereof.

                  "MONTHLY OPERATING EXPENSE AMOUNT" shall mean, with respect to any calendar month, the monthly Cash Expenses for the Properties set forth in the Approved Annual Budget then in effect.

                  "MOODY'S" shall mean Moody's Investors Service, Inc.

                  "MORTGAGE" shall have the meaning set forth in the Recitals to this Agreement.

                  "MORTGAGE BORROWER" shall have the meaning set forth in the Recitals to this Agreement, together with its successors and permitted assigns.

                  "MORTGAGE INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor Agreement, dated as of August 19, 2003, by and between Mortgage Lender and Lender, as the same may be amended from time to time.

                  "MORTGAGE LENDER" shall have the meaning set forth in the Recitals to this Agreement, together with its successors and assigns.

                  "MORTGAGE LOAN AGREEMENT" shall have the meaning set forth in the Recitals to this Agreement.

                  "MORTGAGE LOAN DEFAULT" shall mean a "Default" under and as defined in the Mortgage Loan Agreement.

                  "MORTGAGE LOAN DOCUMENTS" shall mean, collectively, the Mortgage Note, the Mortgage Loan Agreement, each Mortgage, each Assignment of Leases and Rents, the Cash Management Agreement, the Assignment of Interest Rate Cap Agreement, the Subordination of Administrative Services and Employee Services Agreements, the Assignment and Subordindation of Interim Subleases and Interim Management Agreements and any and all other documents defined as "Loan Documents" in the Mortgage Loan Agreement, as amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "MORTGAGE LOAN EVENT OF DEFAULT" shall mean an "Event of Default" under and as defined in the Mortgage Loan Agreement.

                  "MORTGAGE LOAN RESERVE FUNDS" shall mean the "Reserve Funds" as defined in the Mortgage Loan Agreement.

                  "MORTGAGE NOTE" shall have the meaning set forth in the Recitals to this Agreement.

                  "NET CASH FLOW" shall mean, for any period, the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

                  "NET CASH FLOW SCHEDULE" shall have the meaning set forth in
Section 5.1.11(b) hereof.

                  "NET LIQUIDATION PROCEEDS AFTER DEBT SERVICE" shall mean, with respect to any Liquidation Event, all amounts paid to or received by or on behalf of Mortgage Borrower in connection with such Liquidation Event, including, without limitation, proceeds of any sale, refinancing or other disposition or liquidation, less (a) Lender's, Agent's and/or Mortgage Lender's reasonable costs incurred in connection with the recovery thereon (b) the costs incurred by Mortgage Borrower in connection with a Restoration of all or any portion of the Property made in accordance with the Mortgage Loan Documents, (c) amounts required or permitted to be deducted therefrom and amounts paid pursuant to the Mortgage Loan Documents to Mortgage Lender, (d) in the case of a foreclosure sale, disposition or Transfer of the Property in connection with realization thereon following an Event of Default under the Mortgage Loan, such reasonable and customary costs and expenses of sale or other disposition (including attorneys' fees and brokerage commissions), (e) in the case of a foreclosure sale, such costs and expenses incurred by Mortgage Lender under the Mortgage Loan Documents as Mortgage Lender shall be entitled to receive reimbursement for under the terms of the Mortgage Loan Documents, (f) in the case of a refinancing of the Mortgage Loan, such costs and expenses (including attorneys' fees) of such refinancing as shall be reasonably approved by Agent, and (g) the amount of any prepayments required pursuant to the Mortgage Loan Documents, and/or the Loan Documents, in connection with any such Liquidation Event.

                  "NET OPERATING INCOME" shall mean, for any period, the amount obtained by subtracting Operating Expenses for such period from Gross Income from Operations for such period.

                  "NEW GUARANTOR REVOLVING CREDIT LOAN" shall have the meaning set forth in Section 5.2.13(c) hereof.

                  "NEW MORTGAGE LOAN" shall have the meaning set forth in
Section 5.2.15(c) hereof.

                  "NEW REVOLVING CREDIT LOAN" shall have the meaning set forth in Section 5.2.14(c) hereof.

                  "NOTE" shall mean, collectively (i) that certain Promissory Note, dated as of the date hereof, in the principal amount of Eleven Million Five Hundred Thousand Dollars ($11,500,000.00) made by Borrower in favor of CapitalSource Finance LLC, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, (ii) that certain Promissory Note, dated as of the date hereof, in the principal amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000.00) made by Borrower in favor of Highbridge/Zwirn Special Opportunities Fund, L.P., as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time and (iii) that certain Promissory Note, dated as of the date hereof, in the principal amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000.00) made by

Borrower in favor of Fortress Credit Opportunities I, LP, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "O&M AGREEMENT" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "OCCUPANCY REPORT" shall mean a true, correct and complete schedule, in substantially the form attached hereto as SCHEDULE III (provided in accordance with legal requirements related to privacy) which accurately and completely sets forth, the number and percentage of beds or units at the Facility that are occupied, the average rent and other charges payable with respect to each bed or unit at an Individual Property, the form of payment or reimbursement (e.g. Medicare, Medical, other insurance, private payments) applicable thereto and the aggregate arrearages in payments.

                  "OFFICER'S CERTIFICATE" shall mean a certificate delivered to Lender or Agent, as applicable, by Borrower which is signed by an authorized senior officer of the general partner or managing member of Borrower, as applicable.

                  "OPERATING EXPENSES" shall mean, for any period, the total of all expenditures, computed in accordance with GAAP, of whatever kind during such period relating to the operation, maintenance and management of the Properties that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance (which ordinary repairs and maintenance for the purposes of determining the Debt Service Coverage Ratio shall be no less than an assumed monthly expense of one-twelfth (1/12th) of $400 per bed for any Individual Property that is a skilled nursing facility and one-twelfth (1/12th) of $400 per unit for any Individual Property that is an assisted living facility), insurance, license fees, property taxes and assessments, advertising expenses, legal fees, consulting fees, management fees, payroll and related taxes, computer processing charges, tenant improvements and leasing commissions, operational equipment or other lease payments as approved by Mortgage Lender, and other similar costs, but excluding depreciation, Debt Service, Capital Expenditures, and contributions to the Reserve Funds and any other reserves required under the Mortgage Loan Documents.

                  "OPERATING LEASE" shall mean, individually and collectively, those certain leases dated as of the date hereof between a Master Lessee, as lessor and an Operator, as lessee, pursuant to which such Operator is leasing its Individual Property.

                  "OPERATOR" shall mean, collectively, the Mortgage Borrowers set forth on SCHEDULE I under the column labeled "OPERATOR," which are operating their respective Individual Properties pursuant to Operating Leases.

                  "ORGANIZATIONAL CHART" shall have the meaning set forth in
Section 4.1.1 hereof.

                  "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any

Individual Property, now or hereafter levied or assessed or imposed against such Individual Property or any part thereof.

                  "OWNER" shall mean, collectively, the Mortgage Borrowers set forth on Schedule I under the column labeled "FEE OWNERS," each of which is the fee owner of its respective Individual Property.

                  "PAYMENT DATE" shall mean the ninth (9th) day of each calendar month during the term of the Loan or, if such day is not a Business Day, the immediately preceding Business Day.

                  "PERMITTED ENCUMBRANCES" shall mean, with respect to an Individual Property, collectively, (a) the Liens and security interests created by the Loan Documents and Mortgage Loan Documents, (b) the Liens and security interests created by the Revolving Credit Loan Agreement, (c) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property or any part thereof, (d) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and (e)
(i) with respect to the Title Insurance Policies, such other title exceptions as Mortgage Lender has approved or may approve in writing in Mortgage Lender's sole discretion and such survey exceptions as Mortgage Lender has approved or may approve in writing in Mortgage Lender's sole discretion and (ii) with respect to the UCC Title Insurance Policy, such other title exceptions as Agent has approved or may approve in writing in Agent's sole discretion.

                  "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                  "PERSONAL PROPERTY" shall have the meaning set forth in the granting clauses of the Mortgage with respect to each Individual Property.

                  "PHYSICAL CONDITIONS REPORT" shall mean, with respect to each Individual Property, a report prepared by a company satisfactory to Lender regarding the physical condition of such Individual Property, satisfactory in form and substance to Lender in its reasonable discretion.

                  "PLAN OF REORGANIZATION" shall mean Debtors' Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated April 22, 2003, in Case No. LA 01-39678BB through LA 01-39697BB and LA 01-45520BB and LA 01-45516BB, LA 01-45520BB and LA 01-45525BB, in the United
States Bankruptcy Court for the Central District of California, Los Angeles Division, as such may be modified, amended or supplemented from time to time.

                  "PLEDGE AGREEMENT" shall have the meaning set forth in the Recitals to this Agreement.

                  "PLEDGED ENTITY INTERESTS" shall have the meaning set forth in the Pledge Agreement.

                  "PLEDGOR" shall mean each "PLEDGOR" individually, or as the context requires, collectively, as set forth in each of the Pledge Agreement.

                  "PLEDGOR GUARANTY" shall mean that certain Guaranty of Payment (Pledgor), dated as of the date hereof, from Pledgors (other than Borrower and Guarantor) to Agent, for the benefit of the Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "POLICIES" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "PRIME RATE" shall mean the annual rate of interest publicly announced by Citibank, N.A. in New York, New York, as its base rate, as such rate shall change from time to time. If Citibank, N.A. ceases to announce a base rate, Prime Rate shall mean the rate of interest published in The Wall Street Journal from time to time as the "Prime Rate." If more than one "Prime Rate" is published in The Wall Street Journal for a day, the average of such "Prime Rates" shall be used, and such average shall be rounded up to the nearest one-eighth of one percent (0.125%). If The Wall Street Journal ceases to publish the "Prime Rate," the Agent shall select an equivalent publication that publishes such "Prime Rate," and if such "Prime Rates" are no longer generally published or are limited, regulated or administered by a governmental or quasigovernmental body, then Agent shall reasonably select a comparable interest rate index. Notwithstanding the foregoing to the contrary, so long as the Mortgage Loan remains outstanding, the "Prime Rate" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "PRIME RATE LOAN" shall mean the Loan at such time as interest thereon accrues at a rate of interest based upon the Prime Rate.

                  "PRIME RATE SPREAD" shall mean the difference (expressed as the number of basis points) between (a) LIBOR plus the Spread on the date LIBOR was last applicable to the Loan and (b) the Prime Rate on the date that LIBOR was last applicable to the Loan; provided, however, in no event shall such difference be a negative number.

                  "PROPERTIES" shall mean, collectively, each and every Individual Property which is subject to the terms of the Mortgage Loan Agreement and the Mortgages.

                  "PRIORITY CLAIMS" shall mean Class 1, Class 2, Class 3, Class 4 and Class 7 claims under the Plan of Reorganization and any other liens given priority under the Plan of Reorganization and outstanding on the Closing Date.

                  "PRIORITY LIENS" shall mean Liens permitted pursuant to
Section 5.3.3(ii), (iii), (iv), (v), (vi), (viii), (x), (xi) and Liens set forth on SCHEDULE 5.3.3.

                  "PROMISSORY NOTE B" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "PRO RATA SHARE" means, with respect to each Lender at any time, the percentage obtained by dividing (i) the principal balance of the Loan held by such Lender by (ii) the aggregate principal balance of the Loan.

                  "QUALIFIED MANAGER" shall mean, in the reasonable judgment of Agent, a reputable and experienced management organization (which may be an Affiliate of Borrower) possessing experience in managing properties similar in size, scope, use and value as the Properties.

                  "RATING AGENCIES" shall mean each of S&P, Moody's and Fitch, or any other nationally recognized statistical rating agency which has been approved by Agent.

                  "RENTS" shall mean, with respect to each Individual Property, all accounts (including any rights of Mortgage Borrower in accounts arising from the operations conducted at or by the Facility), deposits (whether for security or otherwise but excluding any resident trust accounts), rents, issues, profits, revenues, royalties, rights, benefits, and income of every nature of and from the Individual Property and the operations conducted or to be conducted thereon, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, any rights to payment earned under Leases for the operation of ongoing retail businesses such as newsstands, concession stands, barbershops, beauty shops, gift shops, cafeterias, dining rooms, restaurants, lounges, vending machines, physicians' offices, pharmacies, laboratories, gymnasiums, swimming pools, tennis courts, golf courses, recreational centers and specialty shops, liquidated damages following default and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Individual Property, together with the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Mortgage Borrower may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Individual Property.

                  "REPLACEMENT MANAGEMENT AGREEMENT" shall mean (a) a management agreement with a Qualified Manager, which management agreement shall be reasonably acceptable to Agent in form and substance and (b) an assignment of management agreement and subordination of management fees substantially in the form then used by Agent (or of such other form and substance reasonably acceptable to Agent), executed and delivered to Lender by Borrower and such Qualified Manager at Borrower's expense.

                  "REQUIRED LENDERS" means at any time the Lenders whose Pro Rata Shares, in the aggregate, are greater than or equal to sixty-six and two-thirds percent (66.67%).

                  "RESERVE FUNDS" shall mean, collectively, the Tax and Insurance Escrow Fund, the Replacement Reserve Fund and the Debt Service Reserve Fund, the Required Repair Fund and any other escrow fund established pursuant to and as defined in the Mortgage Loan Documents.

                  "RESTORATION" shall mean the repair and restoration of an Individual Property after a Casualty or Condemnation as nearly as commercially practicable to the condition the Individual Property was in immediately prior to such Casualty or Condemnation.

                  "RESTRICTED PARTY" shall mean, collectively, (a) Borrower, Mortgage Borrower, Guarantor and any Affiliated Manager and (b) any shareholder, partner, member, non-member manager, direct or indirect legal or beneficial owner of, Borrower, Mortgage Borrower or any Affiliated Manager.

                  "REVOLVING CREDIT LENDER" shall mean (i) CapitalSource Finance LLC, as administrative agent and collateral agent for the lenders specified in the Revolving Credit Loan, their successors and assigns or (ii) the lender under any New Revolving Credit Loan entered into in accordance with the provisions of
Section 5.2.14.

                  "REVOLVING CREDIT LOAN" shall mean the loan from Revolving Credit Lender to Operators in the principal amount of up to Eleven Million and No/100 Dollars ($11,000,000.00) and any New Revolving Credit Loan entered into in accordance with the provisions of Section 5.2.14.

                  "REVOLVING CREDIT LOAN AGREEMENT" shall mean that certain Revolving Credit and Security Agreement dated as of the date hereof between the Borrowers listed on SCHEDULE 1 to the Revolving Credit Loan Agreement and Revolving Credit Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "REVOLVING CREDIT LOAN DOCUMENTS" shall mean, the Revolving Credit Loan Agreement and all other agreements, documents, instruments and certificates executed and delivered in connection therewith.

                  "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

                  "SALE OR PLEDGE" shall mean a voluntary or involuntary sale, conveyance, assignment, transfer, encumbrance or pledge of a legal or beneficial interest.

                  "SECURITY AGREEMENT" shall mean that certain Security Agreement dated as of the date hereof between the grantors listed on SCHEDULE 1 to the Security Agreement, Guarantor and Agent, for the benefit of the Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "SERVICES" shall mean medical and health care services provided to a Person, including, but not limited to, medical and health care services which are covered by a policy of insurance, physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, pharmacy services, residential and out-patient behavioral healthcare services.

                  "SEVERED LOAN DOCUMENTS" shall have the meaning set forth in
Section 8.2(d) hereof.

                  "SIGNIFICANT PARTY" shall mean Borrower, Mortgage Borrower, Guarantor and Operators.

                   "SPECIAL PURPOSE ENTITY" shall mean (i) with respect to a Mortgage Borrower, a "Special Purpose Entity" as defined in the Mortgage Loan Agreement and (ii) with respect to any other corporation, limited partnership or limited liability company which at all times on and after the Closing Date hereof (except as otherwise provided in the Revolving Loan Agreement or Guarantor Revolving Loan Agreement):

                  (a) is organized solely for the purpose of (i) owning, holding, encumbering, selling, transferring, exchanging, managing and operating the Collateral, entering into this Agreement with the Lender, refinancing the Collateral in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, reasonably necessary and appropriate to accomplish the foregoing; or (ii) acting as a general partner of the limited partnership that owns the Collateral or managing member of the limited liability company that owns the Collateral;

                  (b) is not engaged and will not engage in any business unrelated to (i) the ownership of the Collateral, (ii) acting as general partner of the limited partnership that owns the Collateral or (iii) acting as a managing member of the limited liability company that owns the Collateral, as applicable;

                  (c) does not have and will not have any assets other than those related to the Collateral or its partnership interest in the limited partnership or the member interest in the limited liability company that owns the Collateral or acts as the general partner or managing member thereof as applicable;

                  (d) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of partnership or membership interests (if such entity is a general partner in a limited partnership or a member in a limited liability company) or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable) with respect to the matters set forth in this definition;

                  (e) if such entity is a limited partnership, has, as its only general partners, Special Purpose Entities that are corporations, limited partnerships or limited liability companies and each general partner owns at least one half of one percent (0.5%) of the equity of the limited partnership;

                  (f) if such entity is a corporation, has at least two (2) Independent Directors, and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the members of its board of directors unless two (2) Independent Directors shall have participated in such vote;

                  (g) if such entity is a limited liability company with more than one (1) member, has at least one (1) member that is a Special Purpose Entity that is a corporation that has at least two (2) Independent Directors and that owns at least one half of one percent (0.5%) of the equity of the limited liability company;

                  (h) if such entity is a limited liability company with only one (1) member, is a limited liability company organized in the State of Delaware that (i) is managed by a board of managers, (ii) has at least two (2) Independent Managers and has not caused or allowed and will not cause or allow the board of managers of such entity to take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the managers unless two (2) Independent Managers shall have participated in such vote and (iii) at least one
(1) springing member that will become a non-managing member of such entity upon the dissolution of the existing member;

                  (i) if such entity is (i) a limited liability company, has articles of organization, a certificate of formation and/or an operating agreement, as applicable, (ii) a limited partnership, has a limited partnership agreement, or (iii) a corporation, has a certificate of incorporation or articles that, in each case, provide that such entity will not, without the written consent of any applicable Governmental Authority, if required: (A) dissolve, merge, liquidate, consolidate; (B) sell all or substantially all of its assets or the assets of Borrower (as applicable) without the consent of Agent; (C) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of Agent; or (D) without the affirmative vote of two (2) Independent Managers or two (2) Independent Directors and of all other directors of the corporation or board of managers (that is such entity or the general partner or managing or co-managing member of such entity), file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                  (j) is and will remain solvent and pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (k) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

                  (l) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law;

                  (m) has maintained and will maintain its own records, books, resolutions and agreements;

                  (n) other than as provided in the Mezzanine Cash Management Agreement, (i) has not commingled and will not commingle its funds or assets with those of any other Person and (ii) has not participated and will not participate in any cash management system with any other Person, except that if Borrower and its Affiliates use a centralized disbursement system, administered by an Affiliate pursuant to written paying agency agreement acceptable to Agent to pay expenses, Borrower may, on any day when Borrower shall pay such expenses, transfer the amount of such payment to the disbursement account used for such centralized system and cause such disbursement to be made on the same day, provided that such disbursement shall indicate that such disbursement is made on behalf of Borrower and Borrowers shall keep, and shall cause such Affiliates to keep accurate records reflecting all deposits made by Borrower and all disbursements made on Borrower's behalf;

                  (o)      has held and will hold its assets in its own name;

                  (p) has conducted and will conduct its business in its name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower, except for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in Subsection (dd) below, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of Borrower;

                  (q) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

                  (r) has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations and in accordance with all Legal Requirements;

                  (s) has observed and will observe all partnership, corporate or limited liability company formalities, as applicable;

                  (t) has and will have no Indebtedness other than (i) the Loan, (ii) liabilities incurred in the ordinary course of business and the routine administration of Borrower, which liabilities are not more than sixty
(60) days past the date incurred, are not evidenced by a note and are paid when due, and which amounts are normal and reasonable under the circumstances, and
(iii) such other liabilities that are permitted pursuant to this Agreement;

                  (u) has not and will not assume or guarantee or become obligated for the debts of any other Person (other than pursuant to the Summit
Note) or hold out its
credit as being available to satisfy the obligations of any other Person except as permitted pursuant to this Agreement; provided, however, that this provision shall not be deemed to prohibit indemnification and contribution agreements entered into under the Loan Documents;

                  (v) has not and will not acquire obligations or securities of its partners, members or shareholders or any other Affiliate;

                  (w) has allocated and will allocate fairly, reasonably and in accordance with all Legal Requirements any overhead expenses or other common expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

                  (x) maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name. The stationery, invoices, and checks utilized by the Special Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity's agent;

                  (y) has not pledged and will not pledge its assets for the benefit of any other Person, except as otherwise permitted or by the Loan Documents;

                  (z) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower and not as a division or part of any other Person, except
(i) for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in Subsection (dd) below, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of Borrower; or (ii) to the extent a single member limited liability company is treated as a division of its member for federal tax purposes;

                  (aa) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                  (bb) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

                  (cc) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person, except to the extent a single member limited liability company is treated as a division of its member for federal tax purposes;

                  (dd) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except (i) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are in compliance with all Legal Requirements and no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party, and (ii) in connection with this Agreement;

                  (ee) has not and will not have any obligation to, and will not, indemnify its partners, officers, directors or members, as the case may be, unless such an obligation is fully subordinated to the Debt;

                  (ff) if such entity is a corporation, it shall consider the interests of its creditors in connection with all corporate actions;

                  (gg) does not and will not have any of its obligations guaranteed by any Affiliate, except as otherwise provided for in the Loan Documents or the Revolving Credit Loan Documents or the Guarantor Revolving Credit Loan Documents; and

                  (hh) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct.

                  "SPREAD" shall mean 18.875%.

                  "STATE" shall mean, with respect to an Individual Property, the State or Commonwealth in which such Individual Property or any part thereof is located.

                  "SUBORDINATED DEBT" shall mean Indebtedness under the Indenture, the Bergen Note, the Class 10 Deferred Obligation, the Continuing Creditor Deferred Obligation and the Vendor's Lien and any other Indebtedness which is expressly subordinated to the obligations of Borrower and Guarantor hereunder and under the Guaranty and under the Guarantor Revolving Credit Loan Documents pursuant to a Subordination Agreement or otherwise in a manner satisfactory to Guarantor Revolving Credit Loan Lender.

                  "SUBORDINATION AGREEMENT" shall mean, collectively and each individually, any subordination agreements to which Lender or Agent on behalf of Lender and other service providers or creditors of Guarantor are a party and any other agreement in form and substance reasonably satisfactory to Agent pursuant to which a Person agrees to subordinate its Indebtedness and/or Liens to the Debt.

                  "SUBSIDIARY" shall mean, as to any other Person, any Person in which more than 50% of all equity, membership, partnership or other ownership interests is owned directly or indirectly by such Person or by one or more of such Person's Subsidiaries.

                  "SUBSIDIARY BORROWERS" and "SUBSIDIARY BORROWER" shall mean the entities listed on SCHEDULE VIII to this Agreement.

                  "SUMMIT NOTE" shall mean that certain Note, dated as of the date hereof, in the original principal amount of $32,392,800, given by SHG INVESTMENTS, LLC, in favor of SUMMIT CARE TEXAS, LP, a Texas limited partnership, which note has been pledged to Lender as additional security for the Loan.

                  "SURVEY" shall mean a survey of the Individual Property in question prepared pursuant to the requirements contained in Section 3.1.3(c) hereof.

                  "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in the Mortgage Loan Agreement.

                  "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any Individual Property or part thereof.

                  "TITLE INSURANCE POLICIES" shall mean, with respect to each Individual Property, an ALTA mortgagee title insurance policy in a form acceptable to Lender (or, if an Individual Property is in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Mortgage Lender) issued with respect to such Individual Property and insuring the lien of the Mortgage encumbering such Individual Property.

                  "TRANSFER" shall have the meaning set forth in Section 5.2.10(b) hereof.

                  "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the applicable State in which an Individual Property is located.

                  "UCC TITLE INSURANCE POLICY" shall have the meaning set forth in Section 3.1.3(b) hereof.

                  "UNION BANK NOTE" shall mean that certain Amended and Restated Commercial Promissory Note dated April 1, 2001 issued by Summit Care Corporation to Union Bank of California, N.A. with an outstanding principal balance of $823,333.04 on the date of this Agreement and secured by certain real and personal property located in Burbank, California, pursuant to that certain Extension and Modification Agreement and Modification of Deed of Trust dated April 1, 2001.

                  "U.S. OBLIGATIONS" shall mean non-redeemable securities evidencing an obligation to timely pay principal and/or interest in a full and timely manner that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged.

                  "VENDORS' LIEN" shall have the meaning set forth in the Plan of Reorganization.

                  "WOODLANDS PLACE NOTE" shall mean that certain promissory note in the original principal amount of $1,887,866.62 made by Woodlands Resource Management,

L.P., and The Woodlands Healthcare Center, L.P., in favor of Woodlands Place Nursing Center, LP, and all other agreements, documents, instruments and certificates executed and delivered in connection therewith, as each may be amended, modified and supplemented from time to time.

                  "WORKING CAPITAL" means, as of any date, (a) the sum, without duplication, of (i) current assets (other than cash and cash equivalents) and
(ii) cash and cash equivalents held in restricted accounts minus (b) the sum, without duplication, of (i) current liabilities (other than the current portion of long term debt) and (ii) long term liabilities related to accrued insurance, in each case calculated on such date for Guarantor and its Subsidiaries.

                  "ZONING REPORTS" shall have the meaning set forth in Section 3.1.3(f) hereof.

                  "2003 MAXIMUM AMOUNT" shall have the mean set forth in Section 2.3.2(b) hereof.

                  SECTION 1.2. PRINCIPLES OF CONSTRUCTION. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                  II.      GENERAL TERMS

                  SECTION 2.1.      LOAN COMMITMENT; DISBURSEMENT TO BORROWER.

                  2.1.1 AGREEMENT TO LEND AND BORROW. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date. The portion of the Loan being advanced by each Lender is an amount equal to such Lender's Commitment.

                  2.1.2 SINGLE DISBURSEMENT TO BORROWER. Borrower shall receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

                  2.1.3 THE NOTE, PLEDGE AGREEMENT AND LOAN DOCUMENTS. The Loan shall be evidenced by the Note and secured by the Pledge Agreement and the other Loan Documents.

                  2.1.4 USE OF PROCEEDS. Borrower shall use the proceeds of the Loan solely to (a) make an equity contribution to Mortgage Borrower in order to cause Mortgage Borrower to use such amounts for any use permitted pursuant to
Section 2.1.4
of the Mortgage Loan Agreement, (b) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, (c) fund any working capital requirements of the Properties and (d) distribute the balance, if any, to Borrower to be used for other general corporate needs of Borrower or its Affiliates.

                  SECTION 2.2.      INTEREST RATE.

                  2.2.1 INTEREST GENERALLY. Interest on the outstanding principal balance of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable Interest Rate. Borrower shall pay to Lender on each Payment Date the interest accrued on the Loan for the immediately preceding Interest Period.

                  2.2.2 INTEREST CALCULATION. Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by
(b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding principal balance.

                  2.2.3 DETERMINATION OF INTEREST RATE. (a) The Applicable Interest Rate with respect to the Loan shall be: (i) LIBOR plus the Spread with respect to the applicable Interest Period for a LIBOR Loan or (ii) the Prime Rate plus the Prime Rate Spread for a Prime Rate Loan if the Loan is converted to a Prime Rate Loan pursuant to the provisions of Section 2.2.3 (c) or (f).

                  (b) Subject to the terms and conditions of this Section 2.2.3, the Loan shall be a LIBOR Loan and Borrower shall pay interest on the outstanding principal amount of the Loan at LIBOR plus the Spread for the applicable Interest Period. Any change in the rate of interest hereunder due to a change in the Applicable Interest Rate shall become effective as of the opening of business on the first day on which such change in the Applicable Interest Rate shall become effective. Each determination by Agent of the Applicable Interest Rate shall be conclusive and binding for all purposes, absent manifest error.

                  (c) In the event that Agent shall have determined (which determination shall be conclusive and binding upon Borrower absent manifest error) that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining LIBOR, then Agent shall forthwith give notice by telephone of such determination, confirmed in writing, to Borrower at least one (1) Business Day prior to the last day of the related Interest Period. If such notice is given, the related outstanding LIBOR Loan shall be converted, on the last day of the then current Interest Period, to a Prime Rate Loan.

                  (d) If, pursuant to the terms of this Agreement, any portion of the Loan has been converted to a Prime Rate Loan and Agent shall determine (which determination shall be conclusive and binding upon Borrower absent manifest error) that the event(s) or circumstance(s) which resulted in such conversion shall no longer be applicable, Agent shall give notice by telephone of such determination, confirmed in writing, to Borrower at least one
(1) Business Day prior to the last day of the related

Interest Period. If such notice is given, the related outstanding Prime Rate Loan shall be converted to a LIBOR Loan on the last day of the then current Interest Period.

                  (e) With respect to a LIBOR Loan, all payments made by Borrower hereunder shall be made free and clear of, and without reduction for or on account of, income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, reserves or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authority, which are imposed, enacted or become effective after the date hereof (such non-excluded taxes being referred to collectively as "FOREIGN TAXES"), excluding income and franchise taxes of the United States of America or any political subdivision or taxing authority thereof or therein (including Puerto Rico). If any Foreign Taxes are required to be withheld from any amounts payable to Lender hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Foreign Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder, provided, however, that if:

                           (i)      Lender is a "foreign corporation,
         partnership or trust" within the meaning of the Internal Revenue Code, Lender agrees with and in favor of Borrower, to deliver to Borrower:

                           (A) if Lender claims an exemption from, or a reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (B) if Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of Lender and in each succeeding taxable year of Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                           (C) such other form or forms as may be required under the Internal Revenue Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

                  Lender agrees to promptly notify Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                           (ii) Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form FW-8BEN and Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Debt owing to Lender, Lender agrees to notify Borrower of the percentage amount in which it is no longer the beneficial owner of Debt of Borrower to Lender. To the extent of such percentage amount, Borrower will treat Lender's IRS Form W-8BEN as no longer valid.

                           (iii) Lender is claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Debt owing to Lender, Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Section 1441 and 1442 of the Code.

                           (iv) Lender is entitled to a reduction in the applicable withholding tax, Borrower may withhold from any interest payment to Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Borrower, then Borrower may withhold from any interest payment to Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  Whenever any Foreign Tax is payable pursuant to applicable law by Borrower, as promptly as possible thereafter, Borrower shall send to Lender an original official receipt, if available, or certified copy thereof showing payment of such Foreign Tax. Borrower hereby indemnifies Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Borrower to pay any such Foreign Tax when due to the appropriate taxing authority or any failure by Borrower to remit to Lender the required receipts or other required documentary evidence.

                  (f) If any requirement of law or any change therein or in the interpretation or application thereon shall hereafter make it unlawful for Lender to make or maintain a LIBOR Loan as contemplated hereunder (i) the obligation of Lender hereunder to make a LIBOR Loan or to convert a Prime Rate Loan to a LIBOR Loan shall be canceled forthwith and (ii) any outstanding LIBOR Loan shall be converted automatically to a Prime Rate Loan on the next succeeding Payment Date or within such earlier period as required by law. Borrower hereby agrees promptly to pay Lender, upon demand, any additional amounts necessary to compensate Lender for any Breakage Costs. Lender's notice of such costs, as certified to Borrower, shall be conclusive absent manifest error.

                  (g) In the event that any change in any requirement of law or in the interpretation or application thereof, or compliance by Lender with any request or directive (whether or not having the force of law) hereafter issued from any central bank or other Governmental Authority:

                           (i) shall hereafter impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of LIBOR hereunder;

                           (ii) shall hereafter have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by any amount reasonably deemed by Lender to be material; or

                           (iii) shall hereafter impose on Lender any other condition and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder;

then, in any such case, Borrower shall promptly pay Lender, upon demand, any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable which Lender deems to be material as reasonably determined by Lender. If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.2.3(g), Lender shall provide Borrower with not less than ninety (90) days notice specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Borrower shall be conclusive in the absence of manifest error. This provision shall survive payment of the Note and the satisfaction of all other obligations of Borrower under this Agreement and the Loan Documents.

                  (h) Borrower agrees to indemnify Lender and to hold Lender harmless from any loss or expense which Lender sustains or incurs as a consequence of (i) any default by Borrower in payment of the principal of or interest on a LIBOR Loan, including, without limitation, any such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a LIBOR Loan hereunder, (ii) any prepayment (whether voluntary or mandatory) of the LIBOR Loan on a day that (a) is not the Payment Date immediately following the last day of an Interest Period with respect thereto or (b) is the Payment Date immediately following the last day of an Interest Period with respect thereto if Borrower did not give the prior notice of such prepayment required pursuant to the terms of this Agreement, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the LIBOR Loan hereunder and (iii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Applicable Interest Rate from LIBOR plus the Spread to the Prime Rate plus the Prime Rate Spread with respect to any portion of the outstanding principal amount of the Loan then bearing interest at LIBOR plus the Spread on a date other than the Payment Date immediately following the last day of an Interest Period, including, without limitation, such loss or expenses arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a LIBOR Loan hereunder (the amounts referred to in clauses (i), (ii) and (iii) are herein referred to collectively as the "BREAKAGE COSTS"); provided, however, Borrower shall not indemnify Lender from any loss or expense arising from Lender's willful misconduct or gross negligence. This provision shall survive payment of the Note in full and the satisfaction of all other obligations of Borrower under this Agreement and the other Loan Documents.

                  (i) Lender shall not be entitled to claim compensation pursuant to this Section 2.2.3 for any Foreign Taxes, increased cost or reduction in amounts received or receivable hereunder, or any reduced rate of return, which was incurred or which accrued more than ninety (90) days before the date Lender notified Borrower of the change in law or other circumstance on which such claim of compensation is based and delivered to Borrower a written statement setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.2.3, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  2.2.4 ADDITIONAL COSTS. Lender will use reasonable efforts (consistent with legal and regulatory restrictions) to maintain the availability of the LIBOR Loan and to avoid or reduce any increased or additional costs payable by Borrower under Section 2.2.3 including, if requested by Borrower, a transfer or assignment of the Loan to a branch, office or Affiliate of Lender in another jurisdiction, or a redesignation of its lending office with respect to the Loan, in order to maintain the availability of the LIBOR Loan or to avoid or reduce such increased or additional costs, provided that the transfer or assignment or redesignation (a) would not result in any additional costs, expenses or risk to Lender that are not reimbursed by Borrower and (b) would not be disadvantageous in any other respect to Lender as determined by Lender in its sole discretion.

                  2.2.5 DEFAULT RATE. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan and, to the extent permitted by law, all accrued and unpaid interest in respect of the Loan and any other amounts due pursuant to the Loan Documents, shall accrue interest at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.

                  2.2.6 USURY SAVINGS. This Agreement, the Note and the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

                  2.2.7    INTENTIONALLY DELETED.

                  SECTION 2.3.      LOAN PAYMENT.

                  2.3.1 PAYMENTS GENERALLY. Borrower shall pay to Lender an amount equal to the interest accrued on the outstanding principal balance of the Loan for (a) the initial Interest Period to be paid on the Closing Date and (b) each Interest Period thereafter to be paid on the applicable Payment Date. All amounts due pursuant to this Agreement and the other Loan Documents shall be payable without setoff, counterclaim, defense or any other deduction whatsoever.

                  2.3.2    PRINCIPAL PAYMENTS.

                  (a) Commencing on the first Payment Date occurring on [October 9], 2003, 2003 and continuing on each Payment Date thereafter through and including the Payment Date which occurs on the second (2nd) anniversary of the initial Payment Date (October 9, 2005), together with each monthly payment of interest, Borrower shall make a payment to Lender of principal in the amount of Two Hundred Eight Thousand and 33/100 Dollars ($208,333.33) (the "MONTHLY AMORTIZATION AMOUNT").

                  (b) Commencing in 2004 and during each calendar year thereafter during the term of the Loan, upon the earlier to occur of (i) April 30th of such year and (ii) not later than ten (10) days following delivery of the annual financial statements to Lender referred to in and required by Section 5.11(b) with respect to the prior calendar year, Borrower shall make a principal payment to Lender (each such payment, an "EXCESS CASH FLOW PRINCIPAL PAYMENT") in an amount equal to the lesser of (i) 100% of Excess Cash Flow for the immediately preceding calendar year and (ii) the positive excess of (x) Ten Million Dollars ($10,000,000) (or for calendar year 2003, the 2003 Maximum Amount (as defined below)) plus any Catch-Up Amounts (defined below) with respect to years prior to the immediately preceding calendar year, if applicable, over (y) monthly amortization payments made by Borrower to Lender during such immediately preceding calendar year pursuant to Section 2.3.2(a) or any other voluntary prepayments (it being understood and agreed that any prepayment made under Section 2.5 or Section 2.7 shall not be deemed to be a "voluntary" prepayment). To the extent that, with respect to any calendar year, the aggregate amount of principal payments under this Section 2.3.2(b) and
Section 2.3.2(a) is less than $10,000,000, the positive excess of $10,000,000 over such payments shall be defined as a "Catch-Up Amount". For purposes of the foregoing calculation for calendar year 2003, an amount equal to the product of
(I) $10,000,000 multiplied by (II) a fraction, the numerator of which is the number of months during 2003 that this Loan is outstanding and the denominator of which is 12 (the "2003 MAXIMUM AMOUNT") shall be substituted for "$10,000,000" in such calculation.

                  2.3.3 PAYMENT ON MATURITY DATE. Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note and the other Loan Documents.

                  2.3.4 LATE PAYMENT CHARGE. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower by the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Pledge Agreement and the other Loan Documents to the extent permitted by applicable law.

                  2.3.5 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 1:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender's office or as otherwise directed by Lender, and any funds received by Lender after such time shall, for all purposes hereof be deemed to have been paid on the next succeeding Business Day. Whenever any payment to be made hereunder or under any other Loan Document is stated to be due on a day which is not a Business Day, the due date thereof shall be the Business Day immediately preceding such day. Notwithstanding anything to the contrary contained herein, if Lender shall constitute more than one Person, all payments hereunder shall be made to each constituent Lender on a ratable basis, based upon the principal balance then outstanding under such Lender's Note

                  SECTION 2.4.      PREPAYMENTS.

                  2.4.1 VOLUNTARY PREPAYMENTS. Borrower at any time may, at its option and upon ten (10) days prior notice to Agent, prepay the Debt in whole or in part; provided that such prepayment is accompanied by (a) all interest at the Applicable Interest Rate which would have accrued on the amount of the Loan to be paid through the date of such prepayment; and (b) all other sums due and payable under this Agreement, the Note, and the other Loan Documents, including, but not limited to the Breakage Costs, if any, and all of Lender's costs and expenses (including reasonable attorney's fees and disbursements) incurred by Lender in connection with such prepayment. Any partial prepayment shall be applied to the last payments of principal due under the Loan. Notwithstanding the foregoing to the contrary, any prepayment made following the occurrence of an Event of Default shall be accompanied by interest at the Default Rate which would have accrued on the amount of the Loan to be paid through the date of such prepayment.

                  2.4.2    INTENTIONALLY DELETED

                  2.4.3    INTENTIONALLY DELETED

                  2.4.4    LIQUIDATION EVENTS

                  (a) In the event of (i) any Casualty to all or any all or any portion of the Properties, (ii) any Condemnation of all or any portion of the Properties, (iii) a Transfer of all or any portion of the Properties in connection with realization thereon following a Mortgage Loan Event of Default, including without limitation a foreclosure sale, or (iv) any refinancing of all or any portion of the Properties or the Mortgage Loan (each, a "LIQUIDATION EVENT"), Borrower shall cause the related Net Liquidation Proceeds After Debt Service to be deposited directly into the Mezzanine Deposit Account. On each date on which Lender actually receives a distribution of Net Liquidation Proceeds After Debt Service, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Liquidation Proceeds After Debt Service, together with interest through the date of such prepayment. Any amounts of Net Liquidation Proceeds After Debt Service in excess of the Debt shall be paid to Borrower. Any prepayment received by Lender pursuant to this Section 2.4.4(a) on a date other than a Payment Date shall be held by Lender as collateral security for the Loan in an interest bearing account, with such interest accruing to the benefit of Borrower, and shall be applied by Lender on the next Payment Date. No prepayment premium or fee shall be due in connection with any prepayment made pursuant to this Section 2.4.4(a). Any partial prepayment shall be applied to the last payment of principal due under the Loan.

                  (b) Borrower shall immediately notify Agent of any Liquidation Event once Borrower has knowledge of such event. Borrower shall be deemed to have knowledge of (i) a sale (other than a foreclosure sale) of all or any portion of the Properties on the date on which a contract of sale for such sale is entered into, and a foreclosure sale, on the date notice of such foreclosure sale is given, and (ii) a refinancing of all or any portion of the Properties (other than as expressly permitted pursuant to this Agreement, it being understood and agreed that any Property which has been released pursuant to the terms of this Agreement shall be deemed excluded from the provisions of this Section), on the date on which a commitment for such refinancing has been entered into. The provisions of this Section 2.4.4(b) shall not be construed to contravene in any manner the restrictions and other provisions regarding refinancing of the Mortgage Loan or Transfer of the Properties set forth in this Agreement, the other Loan Documents and the Mortgage Loan Documents.

                  SECTION 2.5. RELEASE. Except as set forth in this Section 2.5, no repayment or prepayment of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release or assignment of any Lien of the Pledge Agreement on the Collateral.

                  2.5.1 RELEASE OF COLLATERAL ON PAYMENT IN FULL. Upon payment in full of all principal and interest due on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note, this Agreement and the other Loan Documents, the Lien of the Pledge Agreement on the Collateral shall be released upon written request by Borrower, and at Borrower's sole cost and expense, Lender shall execute such reasonable documents as Borrower shall reasonably request to evidence such release.

                  2.5.2 RELEASE OF INDIVIDUAL PROPERTY. Borrower shall have the right to cause Mortgage Borrower to engage in the transactions contemplated by Section 2.5 of the Mortgage Loan Agreement and obtain the release of an Individual Property from the Lien of the Mortgage thereon (and related Mortgage Loan Documents), only if all of the following conditions precedent are satisfied:

                  (a) Borrower shall have complied with all other conditions set forth in Section 2.5.1 of the Mortgage Loan Agreement with respect to such transaction without regard to any waiver by Mortgage Loan Lender of any such conditions (other than a waiver of any non-material term or condition);

                  (b)      Borrower shall submit to Agent, not less than thirty
(30) days prior to the date of such release, a letter setting forth the Individual Property that is the subject of the transaction, along with its calculation of the ratios referenced in Section 2.5 of the Mortgage Loan Agreement; and

                  (c) Borrower shall have paid to Lender an amount equal to the Mezzanine Loan Release Amount applicable to the released Property and Mortgage Borrower shall have paid to the holder of Note B the Note B Release Amount (each as defined in the Mortgage Loan Agreement) applicable to such Individual Property to be released.

                  SECTION 2.6.      CASH MANAGEMENT.

                  2.6.1 MEDICARE/MEDICAID RECEIVABLES ACCOUNT. Borrower shall cause Mortgage Borrower to establish and maintain a Medicare/Medicaid Receivables Account in accordance with the terms of the Mortgage Loan Agreement.

                  2.6.2 LOCKBOX ACCOUNTS. Borrower shall cause Mortgage Borrower to establish and maintain one or more Lockbox Accounts in accordance with the terms of the Mortgage Loan Agreement. To the extent that the Mortgage Loan Agreement is no longer in place, Borrower shall cause Mortgage Borrower to maintain substantially similar accounts required in accordance with the terms of the Mortgage Loan Agreement or if the Mortgage Loan is refinanced or paid off in full (without a prepayment of the Loan) and accounts that are required hereunder are not required under the new mortgage loan, if any, then Borrower shall maintain hereunder substantially similar accounts, satisfactory to Agent in accordance with the terms of the Mortgage Loan Agreement.

                  2.6.3 REVOLVING CREDIT CASH MANAGEMENT. Notwithstanding the foregoing provisions of Sections 2.6.1 and 2.6.2, provided that (a) the Revolving Credit Loan is outstanding, (b) amounts on account of Medicare/Medicaid Receivables and Rents from the Properties are being deposited with the Revolving Credit Lender pursuant to the Revolving Credit Loan Agreement, and (c) the Revolving Credit Lender is disbursing the proceeds of the Revolving Credit Loan and any funds deposited with Revolving Credit Lender pursuant to the Revolving Credit Loan Agreement in the excess of amounts payable under the Revolving Credit Loan into the Cash Management Account, Borrower shall not be required to cause Medical Payors to make deposits of Medicare/Medicaid Receivables and Rents into the Medicare/Medicaid Receivables Account and Lockbox Bank to transfer such amounts into the Lockbox Accounts, respectively, in accordance with the provisions of Sections 2.6.1 and
2.6.2 hereof. Guarantor hereby authorizes Agent, on behalf of Lender to request and obtain advances under the Guarantor Revolving Credit Loan Agreement on each Payment Date to pay any shortfall between the amount on deposit in the Mezzanine Deposit Account on such Payment Date and the amounts payable by Borrower on such Payment Date.

                  2.6.4 CASH MANAGEMENT ACCOUNT. Borrower shall cause Mortgage Borrower to establish and maintain a Cash Management Account in accordance with the terms of the Mortgage Loan Agreement.

                  2.6.5 MEZZANINE ACCOUNTS. (a) During the term of the Loan, Borrower shall establish and maintain an Eligible Account into which all cash flow after funding all amounts required under Section 2.6.4 of the Mortgage Loan Agreement shall be transferred into an account (the "MEZZANINE DEPOSIT ACCOUNT"), which Mezzanine Deposit Account shall be entitled and shall have the account number as set forth in the Mezzanine Deposit Account and Securities Account Control Agreement. Funds on deposit in the Mezzanine Deposit account shall be transferred to the Mezzanine Securities Account on the next business day; provided, however, after such time as the total amount on deposit in the Mezzanine Securities Account is equal to or exceeds the "Pegged Amount" (as such term is defined in the Mezzanine Cash Management Agreement), and provided that no Event of Default has occurred and is continuing, all monies in excess of the Pegged Amount shall be transferred to the Borrower in accordance with the terms of the Mezzanine Cash Management Agreement.

                  (a) During the term of the Loan, Borrower shall establish and maintain an Eligible Account into which, on a daily basis, funds on deposit in the Mezzanine Deposit Account up to the Pegged Amount shall be transferred into (the "MEZZANINE SECURITIES ACCOUNT"), which Mezzanine Securities Account shall be entitled and shall have the account number as set forth in the Mezzanine Deposit Account and Securities Account Control Agreement. Funds on deposit in the Mezzanine Securities Account shall be allocated and disbursed in accordance with the terms of the Mezzanine Cash Management Agreement.

                  2.6.6    INTENTIONALLY DELETED.

                  SECTION 2.7. ASSUMPTION OF PORTION OF LOAN. Borrower shall have the right to cause Mortgage Borrower to engage in the transactions contemplated by Section 2.7 of the Mortgage Loan Agreement, only if all of the following conditions precedent are satisfied:

                  (a) Borrower shall have complied with all other conditions set forth in Section 2.7 of the Mortgage Loan Agreement with respect to such transaction in effect on the date hereof without regard to any waiver by Mortgage Loan Lender of any such conditions (other than a waiver of any non-material term or condition;

                  (b)      Borrower shall submit to Agent, not less than thirty
(30) days prior to the date of the proposed transaction a notice identifying the Assumed Property and the other information required hereunder, including a calculation of the financial ratios described in Section 2.7 of the Mortgage Loan;

                  (c) Borrower shall have paid or reimbursed Agent for all reasonable costs and expenses incurred by Agent (including, without limitation, reasonable attorneys fees and disbursements) in connection with the transaction contemplated pursuant to Section 2.7 of the Mortgage Loan Agreement; and

                  (d) Borrower shall have paid to Lender an amount equal to the Mezzanine Loan Release Amount applicable to the Assumed Property and Mortgage Borrower shall have paid to the holder of Note B the Note B Release Amount (as defined in the Mortgage Loan Agreement) applicable to such Assumed Property.

                  III.     CONDITIONS PRECEDENT

                  SECTION 3.1. CONDITIONS PRECEDENT TO CLOSING. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

                  3.1.1 REPRESENTATIONS AND WARRANTIES: COMPLIANCE WITH CONDITIONS. The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or an Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

                  3.1.2 LOAN AGREEMENT AND NOTE. Lender shall have received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

                  3.1.3 DELIVERY OF LOAN DOCUMENTS; TITLE INSURANCE; REPORTS; INSURANCE.

                  (a) PLEDGE AGREEMENT. Lender shall have received from Borrower fully executed and acknowledged counterparts of the Pledge Agreement and such other documents required pursuant to the Pledge Agreement, and delivery of certificates evidencing the Pledged Entity Interests, together with applicable stock, membership or limited partnership interest powers in blank, the UCC Financing Statements and such other documents required in the reasonable judgment of Lender so as to effectively create valid and enforceable Liens upon the Collateral, of the requisite priority, in favor of Lender, subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of the other Loan Documents.

                  (b) TITLE INSURANCE. Lender shall have received a UCC "Eagle 9" or equivalent Title Insurance Policy (the "UCC TITLE INSURANCE POLICY") issued by a title company acceptable to Lender and dated as of the Closing Date. Such UCC Title Insurance Policy shall (i) provide coverage in the amount of $23,000,000.00, (ii) insure Agent that the Pledge Agreement and the documents executed and delivered in connection therewith create a valid Lien on the Collateral of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (iii) contain such endorsements and affirmative coverages as Agent may reasonably request, and (iv) name Agent on behalf of Lender as the insured. The UCC Title Insurance Policy shall be assignable. Lender also shall have received evidence that all premiums in respect of such UCC Title Insurance Policy.

                  (c) SURVEY. Lender shall have received copies of the Survey for each Individual Property delivered to Mortgage Lender in accordance with the terms of the Mortgage Loan Agreement.

                  (d) INSURANCE. Lender shall have received valid certificates of insurance for the Policies required under Article VI of the Mortgage Loan Agreement. Lender shall be included as an "additional insured" or "additional named insured", as applicable, under such Policies and Lender shall have received evidence of the payment of all Insurance Premiums payable for the existing policy period.

                  (e) ENVIRONMENTAL REPORTS. Lender shall have received copies of the Phase I environmental report (and, if performed, the Phase II environmental reports) in respect of each Individual Property delivered to Mortgage Lender in accordance with the terms of the Mortgage Loan Agreement.

                  (f) ZONING. With respect to each Individual Property, Lender shall have received copies of the Zoning Reports delivered to Mortgage Lender in accordance with the terms of the Mortgage Loan Agreement.

                  (g) ENCUMBRANCES. Borrower shall have taken or caused to be taken such actions in such a manner so that Lender has a valid and perfected first priority Lien as of the Closing Date on the Collateral and Lender shall have received satisfactory evidence thereof.

                  (h) MORTGAGE LOAN DOCUMENTS. The Mortgage Loan Documents shall have been duly authorized, executed and delivered by all parties thereto and all of the conditions precedent set forth in Article III of the Mortgage Loan Agreement shall have been satisfied (or waived) and the Mortgage Loan shall have closed and the proceeds of the Mortgage Loan shall have been fully advanced in accordance therewith.

                  (i) LEASEHOLD MORTGAGES. Lender shall have received final fully executed and acknowledged counterparts of the Leasehold Mortgages.

                  (j) INTERCREDITOR AGREEMENTS. Lender shall have received final fully executed copies of the General Intercreditor Agreement (as defined in the Guarantor Revolving Credit Agreement) and the Intercreditor Agreement.

                  (k) ADDITIONAL GUARANTEES. Lender shall have received from The Woodlands Resource Management L.P. and The Woodlands Healthcare Center, L.P. final fully executed copies of unsecured guarantees substantially similar in form and substance to such guarantees delivered to Guarantor Revolving Credit Lender pursuant to Section 4.1(r) of the Guarantor Revolving Credit Loan Agreement.

                  3.1.4 RELATED DOCUMENTS. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall be in form and substance reasonably satisfactory to Lender, and shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

                  3.1.5 DELIVERY OF ORGANIZATIONAL DOCUMENTS. Borrower shall deliver or cause to be delivered to Lender copies certified by Borrower of all organizational documentation related to each Significant Party and/or their respective formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its reasonable discretion, including, without limitation, good standing certificates dated not more than thirty (30) days prior to the Closing Date, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and Mortgage Loan, as applicable, and incumbency certificates.

                  3.1.6 OPINIONS OF BORROWER'S COUNSEL. Lender shall have received opinions from Borrower's counsel (a) with respect to the perfection of Lender's Lien on the Collateral and (b) with respect to the due execution, authority, enforceability of the Loan Documents and such other matters as Lender may require, all such opinions in form, scope and substance satisfactory to Lender and Lender's counsel in their reasonable discretion.

                  3.1.7 BUDGETS. Borrower shall have delivered, and Lender shall have approved, the Annual Budget for the current Fiscal Year.

                  3.1.8 BASIC CARRYING COSTS. Borrower shall have caused Mortgage Borrower to have paid (or to pay with proceeds from the Loan) all Basic Carrying Costs relating to the Properties which are in arrears, including without limitation, (a) accrued but unpaid Insurance Premiums, (b) currently due Taxes (including any in arrears) and (c) currently due Other Charges, which amounts shall be funded with proceeds of the Loan.

                  3.1.9 COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

                  3.1.10 PAYMENTS. All payments, deposits or escrows required to be made or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

                  3.1.11 ORIGINATION FEES AND TRANSACTION COSTS. Borrower shall have paid to Lender an origination fee of $230,000.00 (less any amount previously paid by Borrower to Lender) and shall have paid or reimbursed Lender for all UCC Title Insurance Policy premiums, recording and filing fees, costs of environmental reports, Physical Conditions Reports, appraisals and other reports, the fees and costs of Lender's counsel and all other third party out-of pocket expenses incurred in connection with the origination of the Loan to the extent such costs and expenses relating to third party costs have not already been paid or reimbursed by Mortgage Borrower to Mortgage Lender.

                  3.1.12 MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the financial condition or business condition of any Significant Party, the Collateral or the Properties since the date of the most recent financial statements delivered to Lender. The income and expenses of the Properties, the occupancy thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. No Significant Party nor any of their respective constituent Persons shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

                  3.1.13 LEASES AND OCCUPANCY REPORT. Lender shall have received copies of all material Leases other than residential Leases or occupancy agreements and a copy of the Occupancy Report(s) for the Properties delivered to Mortgage Lender in accordance with the terms of the Mortgage Loan Agreement.

                  3.1.14   INTENTIONALLY DELETED

                  3.1.15 PHYSICAL CONDITIONS REPORT. Lender shall have received copies of the Physical Conditions Report with respect to each Individual Property delivered to Mortgage Lender in accordance with the terms of the Mortgage Loan Agreement.

                  3.1.16 OPERATING LEASES AND MASTER LEASES. Lender shall have received a copy of the Operating Leases and the Master Leases, which shall be satisfactory in form and substance to Lender, and copies of all necessary approvals in accordance with all Legal Requirements.

                  3.1.17   INTENTIONALLY DELETED.

                  3.1.18 APPRAISAL. Lender shall have received an appraisal of each Individual Property, satisfactory to Lender in its sole discretion..

                  3.1.19 FINANCIAL STATEMENTS. Lender shall have received a balance sheet with respect to each Individual Property for the two (2) most recent Fiscal Years and statements of income and statements of cash flows with respect to each Individual

Property for the three (3) most recent Fiscal Years, each in form and substance satisfactory to Lender.

                  3.1.20 MEDICARE/MEDICAID AGREEMENTS. Lender shall have received, at Lender's option, copies of Mortgage Borrower's current and valid Medicare and Medicaid provider numbers and agreements, copies of the most recent state surveys, copies of all participation agreements relating to health plans, and information pertaining to the patient census for each Individual Property.

                  3.1.21 APPROVAL OF REORGANIZATION PLAN. Lender shall have received evidence of the approval of the Plan of Reorganization by the Bankruptcy Court having jurisdiction thereof (the "CONFIRMATION ORDER").

                  3.1.22 FURTHER DOCUMENTS. Lender or its counsel shall have received such other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested including the Loan Documents in form and substance satisfactory to Lender and its counsel.

                  IV.      REPRESENTATIONS AND WARRANTIES

                  SECTION 4.1. BORROWER REPRESENTATIONS. Borrower represents and warrants as of the date hereof and as of the Closing Date that:

                  4.1.1 ORGANIZATION. Each Significant Party has been duly organized and is validly existing and in good standing with requisite power and authority to own its assets and to transact the businesses in which it is now engaged and is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its assets and to transact the businesses in which it is now engaged. The ownership interests of Borrower are as set forth on the organizational chart attached hereto as SCHEDULE IV (the "ORGANIZATIONAL CHART").

                  4.1.2 PROCEEDINGS. Borrower has taken all necessary action to authorize the execution, delivery, and performance of this Agreement and the other Loan Documents by it and has the power and authority to execute, deliver and perform under this Agreement and the other Loan Documents and all transactions contemplated thereby. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  4.1.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the

Loan Documents) upon any of the property or assets of any Significant Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement or other agreement or instrument to which any Significant Party is a party or by which any of any Significant Party's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over any Significant Party or any of any Significant Party's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any such Governmental Authority required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

                  4.1.4 LITIGATION. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting any Significant Party or any Individual Property, which actions, suits or proceedings, if determined against such Significant Party any Individual Property, might reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or business of such Significant Party or the condition or ownership of any Individual Property.

                  4.1.5 AGREEMENTS. Borrower is not a party to any agreement or instrument or subject to any restriction which might materially and adversely affect Borrower, Mortgage Borrower, any Individual Property or the Collateral, Mortgage Borrower's or Borrower's business, properties or assets, operations or condition, financial or otherwise. Neither Borrower nor Mortgage Borrower is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower, Mortgage Borrower, the Collateral or any of the Properties are bound. Neither Borrower nor Mortgage Borrower has any material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower or Mortgage Borrower is a party or by which Borrower, Mortgage Borrower, the Collateral or any of the Properties is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property as permitted pursuant to clause (t) of the definition of "Special Purpose Entity" set forth in Section 1.1 of the Mortgage Loan Agreement or this Agreement, and
(b) obligations under the Loan Documents, and (c) obligations under the Revolving Credit, Loan Documents and the Mortgage Loan Documents, as applicable.

                  4.1.6 TITLE. Each of the Pledgors under the Pledge Agreement are the record and beneficial owner of, and have good and marketable title to, the applicable Collateral, free and clear of all Liens whatsoever except the Liens created by the Loan Documents. The Pledge Agreement, together with the UCC Financing Statements relating to the Collateral, will create valid liens on, and security interests in and to, the Collateral, all in accordance with the terms thereof. There are no claims for payment for work, labor or materials affecting the Properties which are or may become a Lien prior to, or of equal priority with, the Liens created by the Mortgage Loan Documents.

                  4.1.7 SOLVENCY. Borrower has (a) not entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Loan Documents. The fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except the petition that commenced the reorganization proceedings titled In re Fountain View, Inc, et al (jointly administered under Case No. LA 01-39678BB) in the United States Bankruptcy Court for the Central District of California, no petition in bankruptcy has been filed against Borrower or any Affiliate, and neither Borrower nor any Affiliate has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. Neither Borrower nor any of its Affiliates are contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or properties, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons.

                  4.1.8 FULL AND ACCURATE DISCLOSURE. No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might reasonably be anticipated to have a material adverse effect on the Collateral, any Significant Party, any Individual Property or the business, operations or condition (financial or otherwise) of Borrower or Mortgage Borrower.

                  4.1.9 NO PLAN ASSETS. Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) Borrower is not a "governmental plan" within the meaning of
Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Loan Agreement.

                  4.1.10 COMPLIANCE. Except as set forth in the Zoning Reports, each Significant Party and the Properties (including the use thereof) comply in all material respects with all applicable Legal Requirements, including building and zoning ordinances and codes. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, except where any default or violation could not reasonably be expected to have a material adverse effect. No Significant Party or any other Person in occupancy of or involved with the operation or use of the Properties has committed any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

                  4.1.11 FINANCIAL INFORMATION. All financial data, including balance sheets, cost reports and the statements of cash flow and income and operating expense, that have been delivered to Lender in connection with the Loan (a) are true, complete and correct in all material respects, (b) accurately represent the financial condition of the Properties as of the date of such reports, and (c) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Except for Permitted Encumbrances, no Significant Party has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on any Significant Party, the Collateral, or any Individual Property or the operation of any Individual Property as a skilled nursing facility or assisted living facility, in each case as indicated on Schedule I attached hereto, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no material adverse change in the financial condition, operation or business of Mortgage Borrower, Borrower or any of the Properties from that set forth in said financial statements.

                  4.1.12 CONDEMNATION. No Condemnation or other proceeding has been commenced or, to Borrower's best knowledge, is threatened or contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

                  4.1.13 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

                  4.1.14 UTILITIES AND PUBLIC ACCESS. Each Individual Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its respective intended uses. All public utilities necessary or convenient to the full use and enjoyment of each

Individual Property are located either in the public right-of-way abutting such Individual Property (which are connected so as to serve such Individual Property without passing over other property) or in recorded easements serving such Individual Property and such easements are set forth in and insured by the Title Insurance Policies. All roads necessary for the use of each Individual Property for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

                  4.1.15 NOT A FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

                  4.1.16 SEPARATE LOTS. Each Individual Property is comprised of one (1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Individual Property.

                  4.1.17 ASSESSMENTS. There are no pending or, to Borrower's knowledge, proposed special or other assessments for public improvements or otherwise affecting any Individual Property, nor are there any contemplated improvements to any Individual Property that may result in such special or other assessments.

                  4.1.18 ENFORCEABILITY. The Loan Documents are not subject to any right of rescission, set off, counterclaim or defense by Borrower or Guarantor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to principles of equity and bankruptcy, insolvency and other laws generally affecting creditors' rights and the enforcement of debtors' obligations), and Borrower and Guarantor have not asserted any right of rescission, set off, counterclaim or defense with respect thereto.

                  4.1.19 NO PRIOR ASSIGNMENT. There are no prior assignments of the Collateral which are presently outstanding except in accordance with the Loan Documents.

                  4.1.20 INSURANCE. Borrower has obtained and has delivered to Lender certified copies of all Policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement naming Lender as an "additional insured" or "additional named insured", as applicable. No claims have been made under any such Policies, and no Person, including Borrower and Mortgage Borrower, has done, by act or omission, anything which would impair the coverage of any such Policies.

                  4.1.21 USE OF PROPERTY. Each Individual Property is used exclusively as a skilled nursing facility or assisted living facility, in each case as indicated on Schedule I attached hereto, and other appurtenant and related uses.

                  4.1.22 CERTIFICATE OF OCCUPANCY. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for such Individual Property (or the equivalent thereto).

                  4.1.23 FLOOD ZONE. Except as set forth in the Surveys, none of the Improvements on any Individual Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards or, if so located, the flood insurance required pursuant to
Section 6.1(a)(i) of the Mortgage Loan Agreement is in full force and effect with respect to each such Individual Property.

                  4.1.24 PHYSICAL CONDITION. Except as set forth in the Physical Conditions Report, each Individual Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; to Borrower's knowledge, there exists no structural or other material defects or damages in any Individual Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Individual Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

                  4.1.25 BOUNDARIES. To Borrower's knowledge, all of the improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and other than as disclosed to Lender on the Survey for such Individual Property, (a) no improvements on adjoining properties encroach upon such Individual Property, and (b) no easements or other encumbrances upon the applicable Individual Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Individual Property except those which are insured against by the Title Insurance Policy.

                  4.1.26 OCCUPANCY REPORT. Borrower has delivered to Lender a true, correct and complete Occupancy Report for each Individual Property as of the date hereof. All Leases comply with applicable law, regulation and/or policy issued by any Health Care Authority that has direct or indirect authority or oversight over Borrower, the applicable Individual Property or the operations conducted on such Individual Property. No tenant/resident under any Lease has, as of the date hereof, paid rent more than thirty (30) days in advance, and the rents or charges under such Leases have not been waived, released, or otherwise discharged or compromised.

                  4.1.27 SURVEY. The Survey for each Individual Property delivered to Lender in connection with the Mortgage Loan Agreement has been prepared in accordance with the provisions of Section 3.1.3(c) of the Mortgage Loan Agreement, and, to Borrower's knowledge, does not fail to reflect any material matter affecting such Individual Property or the title thereto.

                  4.1.28 PRINCIPAL PLACE OF BUSINESS; STATE OF ORGANIZATION. Borrower's principal place of business as of the Closing Date is the address set forth in the introductory paragraph of this Agreement and Borrower shall not change its principal place of business without first delivering thirty (30) days prior written notice to Lender. Borrower is organized under the laws of the State of Delaware.

                  4.1.29 FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Collateral to Borrower have been paid. All recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Pledge Agreement, have been paid, and, under current Legal Requirements, the Loan Documents are enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof), subject to principles of equity and bankruptcy, insolvency and other laws generally applicable to creditors' rights and the enforcement of debtors' obligations.

                  4.1.30 SPECIAL PURPOSE ENTITY/SEPARATENESS. (a) Until the Debt has been paid in full, Borrower hereby represents, warrants and covenants that (i) Borrower is, shall be and shall continue to be a Special Purpose Entity and (ii) Mortgage Borrower is, shall be and shall continue to be a Special Purpose Entity.

                  (b) The representations, warranties and covenants set forth in Section 4.1.30(a) shall survive for so long as any amount remains payable to Lender under this Agreement or any other Loan Document.

                  4.1.31 O&M AGREEMENT. Any O&M Agreements required by Mortgage Lender are in full force and effect and there is no default under any such agreement by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default under any such agreement.

                  4.1.32 ILLEGAL ACTIVITY. No portion of any Individual Property or the Collateral has been or will be purchased with proceeds of any illegal activity.

                  4.1.33 NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE. All information submitted by Borrower to Lender and in all financial statements, Occupancy Reports, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the use, operation or value of the Properties or the business operations or the financial condition of Mortgage Borrower or Borrower. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any Provided Information or representation or warranty made herein to be materially misleading.

                  4.1.34 INVESTMENT COMPANY ACT. Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  4.1.35 EMBARGOED PERSON. At all times throughout the term of the Loan, including after giving effect to any Transfers permitted pursuant to the Loan Documents, (a) none of the funds or other assets of any Significant Party constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701, et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in any Significant Party as applicable (whether directly or indirectly), is prohibited by law or the Loan made by Lender is in violation of law ("EMBARGOED PERSON"); (b) no Embargoed Person has any interest of any nature whatsoever in any Significant Party with the result that the investment in such Significant Party (whether directly or indirectly), is prohibited by law or the Loan is in violation of law; and (c) none of the funds of any Significant Party have been derived from, or are the proceeds of, any unlawful activity, including money laundering, terrorism or terrorism activities, with the result that the investment in any Significant Party (whether directly or indirectly), is prohibited by law or the Loan is in violation of law or may cause any Individual Property to be subject to forfeiture or seizure.

                  (a) SECURITY INTEREST. This Agreement, together with the other Loan Documents, creates a valid and continuing security interest (as defined in the Uniform Commercial Code of the State of Delaware) in the Borrower Pledged Entity Interests in favor of Lender, which security interests are prior to all other Liens, other than Permitted Encumbrances, and is enforceable as such against creditors of and purchasers from Borrower. Other than in connection with the Loan Documents and except for Permitted Encumbrances, Borrower has not sold or otherwise conveyed the Borrower Pledged Entity Interests.

                  4.1.36 MASTER LEASES AND OPERATING LEASES. The Master Leases and Operating Leases are in full force and effect and there is no default under any Master Lease or any Operating Lease by any party thereto and no event has occurred that, with the passage and/or the giving of notice would constitute a default under any such Master Lease or any such Operating Lease.

                  4.1.37 NO CONTRACTUAL OBLIGATIONS. Other than the Loan Documents, as of the date of this Agreement, and the Summit Note, Borrower is not subject to any Contractual Obligations and has not entered into any agreement, instrument or undertaking by which it or its assets are bound, or has incurred any Indebtedness, and prior to the date of this Agreement and Borrower has not entered into any Contractual

Obligation (other than the Loan Documents), or any agreement, instrument or undertaking by which it or its assets are bound or incurred any Indebtedness.

                  4.1.38 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in the Mortgage Loan Documents are hereby incorporated into this Agreement and deemed made hereunder as and when made thereunder and shall remain incorporated without regard to any waiver amendment or other modification thereof by the Mortgage Lender or to whether the related Mortgage Loan Document has been repaid, defeased or otherwise terminated, unless otherwise consented to in writing by Lender.

                  4.1.39 TAX FILINGS. Guarantor has filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower. Borrower believes that its tax returns (if any) properly reflect the income and taxes of Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

                  SECTION 4.2. HEALTH CARE REPRESENTATIONS. Borrower, for itself and its successors and assigns, does hereby represent and warrant to Lender, its successors and assigns, as of the date hereof, that:

                  (a) All certificates, certifications, permits, licenses and approvals, including certificates of operation, completion and occupancy, required for the legal use, occupancy and operation of each Facility (collectively, the "LICENSES") have been obtained and are in full force and effect except for Licenses which, if not maintained, would not have a material adverse effect on the use or operating of the Facility. Mortgage Borrower owns and/or possesses, and holds free from restrictions or conflicts with the rights of others, all such Licenses, provided that with respect to the Facilities listed on SCHEDULE II, all such Licenses are held by Summit Care Corporation, a California corporation, directly or as successor-by-merger to Summit Care California, Inc., a California corporation, which has entered into an interim sublease and interim management agreement with the applicable Operator to operate such Facilities, which interim management agreement is effective to permit the operation of such Facilities in accordance with all Legal Requirements;

                  (b) Each Facility is duly licensed as a skilled nursing facility or assisted living facility (as set forth on Schedule I attached hereto) as required under the applicable laws of the State in which such Facility is located. The licensed bed capacity of each Facility is as set forth on Schedule V attached hereto. Mortgage Borrower has not applied to reduce the number of licensed or certified beds of any Facility or to move the right to any and all of the licensed or certified beds of any Facility to any other location and there are no proceedings or actions pending or contemplated to reduce the number of licensed or certified beds of any Facility;

                  (c) Except as otherwise provided in paragraph (d), Mortgage Borrower (and the operation of each Facility) is in material compliance with the applicable provisions of the laws, ordinances, statutes, regulations, orders, standards, policies, restrictions or rules of any Health Care Authority having jurisdiction over the operation of any Facility, including, (i) staffing requirements, (ii) health and fire safety codes, (iii) federal, state or local laws, rules, regulations or published interpretations or policies relating to the prevention of fraud and abuse, (iv) insurance, reimbursement and cost reporting requirements, and (v) any other applicable laws, regulations or agreements for reimbursement for the type of care or services provided by Operator with respect to each Facility. As used in this Section 4.2(c), "material compliance" means a level of compliance that would keep Mortgage Borrower (and the operation of the Facility) free from any proceedings or sanctions by any Governmental Authority having jurisdiction over the operation of the Facility and that would not be reasonably be expected to have a material adverse effect on Mortgage Borrower's operations, including, but not limited to, its right to receive reimbursement or insurance payments with no opportunity to contest or correct;

                  (d) Mortgage Borrower is in substantial compliance with the requirements for participation in the Medicare and Medicaid Programs with respect to each Facility that currently participates in such programs and has a current provider agreement under Title XVIII and/or XIX of the Social Security Act. Borrower has not had any deficiencies on its most recent survey (standard or complaint) that would result in a denial of payment for new admissions with no opportunity to correct prior to termination other than as disclosed in
SCHEDULE IX hereto. Other than as set forth on SCHEDULE IX hereto Borrower did not have any deficiencies at level G or above on its most recent survey (standard or complaint), nor has Borrower been cited with any substandard quality of care deficiencies (as that term is defined in Part 488 of 42 C.F.R) for the past two consecutive surveys.

                  (e) Mortgage Borrower is not a participant in, subject to, or, to Mortgage Borrower's knowledge, a target of, any action, proceeding, suit, audit, investigation or sanction by any Health Care Authority or any other administrative or investigative body or entity or any other third party or any patient or resident (including, without limitation, whistleblower suits, or suits brought pursuant to federal or state False Claims Acts, and Medicaid/Medicare/State fraud/abuse laws) which could reasonably be expected to result in the imposition of a fine, penalty, alternative, interim or final sanction, a lower rate certification, recoupment, recovery, suspension or discontinuance of all or part of reimbursement from any Health Care Authority, third-party payor, insurance carrier or private payor, a lower reimbursement rate for services rendered to eligible patients, or any other civil or criminal remedy, or which could reasonably be expected to have a material adverse effect on Mortgage Borrower or the operation of the Facility, or which could reasonably be expected to result in the appointment of a receiver or manager, or in the revocation, transfer, surrender, suspension or other impairment of a License, nor has any such action, proceeding, suit, investigation proceeding or audit been threatened;

                  (f) There are no agreements with residents of any Facility, or with any other persons or organizations, which deviate in any material adverse respect from, or which conflict with, any statutory or regulatory requirements. All resident records at each Facility, including patient and/or resident accounts records, are true, complete, and correct in all material respects;

                  (g) Neither the execution, delivery or performance of the Note, this Agreement, the Pledge Agreement, the UCC Financing Statements or the other Loan Documents, nor Mortgage Borrower's execution, delivery or performance under the Mortgage Loan Documents will (i) adversely affect Mortgage Borrower's right to receive Medicaid, Medicare, insurance company, managed care company, or other third-party insurance payments or reimbursements or to receive private payor payments or reimbursements, (ii) materially reduce the Medicaid, Medicare, insurance company, managed care company, or other third-party insurance payments or reimbursements or materially reduce private payor payments or reimbursements which Mortgage Borrower is receiving as of the date hereof, or (iii) adversely affect the Licenses;

                  (h) Other than the Medicare and Medicaid programs and as set forth on Schedule 4.2(h) attached hereto, Mortgage Borrower is not a participant in any federal, state or local program whereby any federal, state or local government or quasi-governmental body, or any intermediary, agency, board or other authority or entity may have the right to recover funds with respect to any Individual Property by reason of the advance of federal, state or local funds, including, without limitation, those authorized under the Hill-Burton Act (42 U.S.C. 291, et seq.). Mortgage Borrower has received no notice, and is not aware of any violation of applicable antitrust laws;

                  (i) Mortgage Borrower's private payor, Medicaid, Medicare, and/or managed care company, insurance company or other third-party insurance accounts receivable with respect to each Individual Property are free of any liens;

                  (j) Except as set forth on Schedule 4.2(j) attached hereto, Mortgage Borrower is not a party to any collective bargaining agreement or other labor contract applicable to persons employed by it at any Facility and, to Borrower's knowledge, there are no threatened or pending labor disputes at any Facility;

                  (k) Mortgage Borrower has instituted, and each Facility is operated in substantial compliance with, a compliance plan which follows applicable guidelines established by Health Care Authorities; and

                  (l) Mortgage Borrower is in material compliance with the Healthcare Insurance Portability and Accountability Act of 1996, and the regulations promulgated thereunder.

                  SECTION 4.3. SURVIVAL OF REPRESENTATIONS. Borrower agrees that all of the representations and warranties of Borrower set forth in Article IV and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement, as qualified by the Schedules hereto, or in the other Loan Documents by

Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                  V.       BORROWER COVENANTS

                  SECTION 5.1. AFFIRMATIVE COVENANTS. From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Pledge Agreement (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

                  5.1.1 EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, and all material licenses (including, without limitation, the Licenses), permits and franchises and cause Mortgage Borrower to comply in all material respects with all Legal Requirements of all Governmental Authorities and Health Care Authorities applicable to Borrower or Mortgage Borrower and the Properties, including, without limitation, Medicare, Medicaid, or other Health Care Authority laws, orders, decrees, rules or regulations relating to the operations conducted at the Facility, laws, orders, decrees, rules or regulations concerning employment and compensation of persons engaged in operation and maintenance of each Individual Property and any environmental or ecological requirements. Borrower shall cause Mortgage Borrower to keep and maintain in full force and effect all Licenses necessary for the operation of the Facility on each Individual Property other than Licenses which, if not maintained, would not have a material adverse effect on the use or operation of such Individual Property. Borrower will cause the Facility located on the applicable Individual Property to remain in operation without interruption in accordance with all Legal Requirements. There shall never be committed by Borrower and Borrower shall not permit Mortgage Borrower to commit or permit any other Person in occupancy of or involved with the operation or use of the Properties to commit any act or omission affording the federal government or any state or local government the right of forfeiture against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to cause or permit Mortgage Borrower to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall at all times cause Mortgage Borrower to maintain, preserve and protect all material franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep, and cause Mortgage Borrower to keep the Properties in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgage Loan and/or the Mortgage. Borrower shall keep, or cause Mortgage Borrower to keep, the Properties insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement. Borrower shall cause Mortgage Borrower to operate any Individual Property in accordance with the terms and provisions of any applicable O&M Agreement in all material respects. After prior notice to Agent, Borrower, at its own expense, may contest (or cause Mortgage Borrower to contest) by appropriate legal proceeding promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Borrower or Mortgage Borrower or any Individual Property or any alleged violation of any Legal Requirement, provided that (i) no Event of Default has occurred and remains uncured; (ii) Borrower is permitted to do so under the provisions of any mortgage or deed of trust superior in lien to the Mortgage; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Mortgage Borrower or Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iv) neither any Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Borrower shall promptly upon final determination thereof comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (vi) such proceeding shall suspend the enforcement of the contested Legal Requirement against Borrower or Mortgage Borrower or any Individual Property; and (vii) Borrower shall furnish such security as may be required in the proceeding, or as may be reasonably requested by Agent, to insure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith. Agent may apply any such security, as necessary to cause compliance with such Legal Requirement at any time when, in the reasonable judgment of Agent, the validity, applicability or violation of such Legal Requirement is finally established or any Individual Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost.

                  5.1.2 TAXES AND OTHER CHARGES. Borrower shall cause Mortgage Borrower to pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof as the same become due and payable in accordance with Section 5.1.2 of the Mortgage Loan Agreement.

                  5.1.3 LITIGATION. Borrower shall give prompt notice to Agent of any litigation or governmental proceedings pending or threatened against any Significant Party, any Individual Property or the Collateral, which might reasonably be expected to have a material adverse effect on such Significant Party's condition (financial or otherwise) or business or any Individual Property or Borrower's, Mortgage Borrower's or Guarantor's ability to perform its obligations hereunder under the other Loan Documents or the Mortgage Loan Documents, to which each is a party.

                  5.1.4 ACCESS TO PROPERTIES. Borrower shall cause Mortgage Borrower to permit agents, representatives and employees of Lender to inspect the Properties or any part thereof at reasonable hours upon reasonable advance notice.

                  5.1.5 NOTICE OF DEFAULT. Borrower shall promptly advise Agent of any material adverse change in any Significant Party's condition, financial or otherwise, or of the occurrence of any Event of Default of which Borrower has knowledge, including any Mortgage Loan Event of Default.

                  5.1.6 COOPERATE IN LEGAL PROCEEDINGS. Borrower shall cooperate with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender or Agent hereunder or any rights obtained by Lender or Agent under any of the other Loan Documents and, in connection therewith, permit Lender and Agent, at its election, to participate in any such proceedings.

                  5.1.7 PERFORM LOAN DOCUMENTS. Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by, or applicable to, Borrower.

                  5.1.8 USURY. Borrower, by reason of its own business and financial experience or that of its professional advisors has the capacity to protect its interests in connection with the Loan and the transactions contemplated by this Agreement and the other Loan Documents to which it is a party..

                  5.1.9 FURTHER ASSURANCES. Borrower shall, at Borrower's sole cost and expense:

                  (a) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements relating to any Individual Property, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Loan Documents or which are reasonably requested by Lender in connection therewith;

                  (b) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require; and

                  (c) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

                  5.1.10 MORTGAGE TAXES. Borrower represents that it has caused Mortgage Borrower to pay all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgage.

                  5.1.11 FINANCIAL REPORTING. (a) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis acceptable to Agent), books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation on an individual basis of the Properties, which such books, records and accounts shall be proper and accurate in all material respects. Agent and each Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Agent or Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Agent or Lender to examine Borrower's accounting records with respect to the Properties and/or the Collateral, as Lender shall reasonably determine to be necessary or appropriate in the protection of Lender's interest.

                  (b) Borrower will furnish and cause to be furnished to Lender annually, within ninety (90) days following the end of each Fiscal Year of Borrower, a complete copy of annual consolidated financial statements of Fountain View, Inc. audited by a "Big Four" accounting firm or other independent certified public accountant acceptable to Lender in accordance with GAAP (or such other accounting basis acceptable to Lender) covering Borrower and its Affiliates (with a supplemental unaudited combining balance sheet by property for each Individual Property and for the Properties on a combined basis), containing statements of profit and loss for Mortgage Borrower and each Individual Property and the Properties in the aggregate, including the operations of the Facilities and a balance sheet for Mortgage Borrower. Borrower's unaudited financial statements for each Property shall include a balance sheet, statement of profit and loss, census and occupancy schedule and a Net Cash Flow statement. In addition, Borrower will provide unaudited financial statements for all Properties, which such financial statements shall include a combining balance sheet, profit and loss statement, census and occupancy schedule and Net Cash Flow statement. Such statements shall set forth the financial condition and the results of operations for the Properties for such Fiscal Year, and shall include, but not be limited to, aggregated amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrower's annual consolidated financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (ii) an unqualified opinion of a "Big Four" accounting firm or other independent certified public accountant reasonably acceptable to Lender, (iii) a schedule audited by such independent certified public accountant reconciling Net Operating Income to Net Cash Flow (the "NET CASH FLOW SCHEDULE"), which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by such independent certified public accountant and (iv) an Officer's Certificate (which shall be co-signed by Guarantor) certifying that
(A) each annual financial statement presents fairly the financial condition and the results of operations of Guarantor, Borrower, Mortgage Borrower and the Properties being reported upon and that such financial statements have been prepared in accordance with GAAP and as of the date thereof whether there exists, to Borrower's knowledge, an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same and (B) Guarantor is in compliance with all financial covenants attached hereto as Annex I and Section 5.3.1 hereof (such certificate shall be accompanied by calculations necessary to show compliance with the financial covenants in a form reasonably satisfactory to Agent).

                  (c) Borrower will furnish, or cause to be furnished, to Lender on or before forty-five (45) days after the end of each calendar quarter the following items, accompanied by an Officer's Certificate stating that such items are true, correct, accurate, and complete in all material respects and fairly present the financial condition and results of the operations of Borrower, Mortgage Borrower and the Properties on a combined basis as well as each Individual Property including the operations of the Facility (subject to normal year-end adjustments) as applicable: (i) a Occupancy Report for the subject quarter; (ii) quarterly and year-to-date operating statements for each Individual Property and the Properties combined, prepared for each calendar quarter, noting Net Operating Income, Gross Income from Operations, and Operating Expenses (not including any contributions to the Replacement Reserve
Fund), and, upon Lender's request, other information reasonably necessary and sufficient to fairly represent the financial position and results of operation of the Properties during such quarter, and containing a comparison of budgeted income and expenses and the actual income and expenses together with a detailed explanation of any variances of ten percent (10%) or more with respect to the line item entitled "Total Controllable Expenses" on the Occupancy Report and five percent (5%) or more in the aggregate between budgeted and actual amounts for such periods, all in form satisfactory to Lender; (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such quarter; (iv) a consolidated Net Cash Flow Schedule (including Capital Expenditures) for the Properties and
(v) (A) a quarterly calculation of Excess Cash Flow, (B) current cash, Cash Equivalents and marketable securities held by Borrower and Guarantor and (C) amounts currently available under the Guarantor Revolving Credit Loan Agreement and the Revolving Credit Loan Agreement. In addition, such Officer's Certificate shall also state that (A) the representations and warranties of Borrower set forth in Section 4.1.30 are true and correct in all material respects as of the date of such certificate and that there are no trade payables outstanding for more than sixty (60) days and (B) Guarantor is in compliance with all financial covenants attached hereto as Annex I and Section 5.3.1 hereof (such certificate shall be accompanied by calculations necessary to show compliance with the financial covenants in a form reasonably satisfactory to Agent).

                  (d) For so long as Mortgage Borrower is required to deliver monthly financial statements to Mortgage Lender, then Borrower shall furnish or cause to be furnished to Lender as soon as available and in any event within thirty (30) calendar days after the end of each calendar month (other than the last calendar month of a fiscal quarter), unaudited financial statements of Borrowers on a Consolidated Basis consisting of a balance sheet and statements of income, retained earnings, cash flows and owners' equity as of the end of the immediately preceding calendar month.

                  (e) Borrower shall furnish Lender, within ten (10) Business Days of the receipt by Borrower, all material notices (regardless of form) from any Health Care Authority and/or any insurance company, managed care company, or other third-party payor that Borrower's license, Medicare or Medicaid certification, or accreditation or ranking by any Health Care Authority, insurance company, managed care company, or other third-party payor is being downgraded, revoked, or suspended, that action is pending, being considered or being taken to downgrade, revoke, or suspend the

Borrower's license or certification or to fine, penalize or impose remedies upon the Borrower, or that action is pending, being considered, or being, or could be, taken, to discontinue, suspend, deny, decrease or recoup any payments due, made or coming due to Borrower or related to the operation of any Individual Property.

                  (f) Borrower shall furnish Lender, simultaneously with Borrower's delivery to the Guarantor Revolving Credit Loan Lender, each of the other materials delivered to Guarantor Revolving Credit Loan Lender pursuant to
Section 6.1(b) of the Guarantor Revolving Credit Loan Agreement.

                  (g) Borrower shall cause Mortgage Borrower to file all required Medicare or Medicaid cost reports on or prior to the date such reports are due and shall furnish Lender, within thirty (30) days of the date of filing, a complete and accurate copy of the annual Medicare or Medicaid cost report for Mortgage Borrower, which will be prepared by Mortgage Borrower, and promptly furnish Lender any material amendments filed with respect to such reports and all material notices, responses, audit reports or inquiries with respect to such reports.

                  (h) Borrower shall furnish Lender, within thirty (30) days of the receipt by Mortgage Borrower, the annual Medicaid and Medicare provider agreement(s) and the annual Medicaid and Medicare reimbursement rate sheets and any new, revised or amended rate sheet which may be issued subsequent to the annual reimbursement rate sheets.

                  (i) Borrower shall furnish Lender, within ten (10) Business Days of receipt but at least five (5) days prior to the earliest date on which Mortgage Borrower is required to take any action with respect thereto or would suffer any adverse consequence, a copy of any material Medicare, Medicaid or other licensing or accreditation or ranking agency or entity survey, report, warning letter, or notice, and any statement of deficiencies, and within the time period required by the particular agency for furnishing a plan of correction also furnish or cause to be furnished to Lender a copy of the plan of correction generated from such survey, report, warning letter, or notice for Mortgage Borrower and by subsequent correspondence related thereto, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure or of full participation in Medicare or Medicaid or a care program offered by an insurance company, managed care company, or other third-party payor by the date required for cure by such agency or entity (plus extensions granted by such agency or entity).

                  (j) Borrower shall furnish Lender, within ten (10) Business Days of receipt by Mortgage Borrower, any other notices or charges issued relating to the non-compliance by Borrower with any Health Care Authority, insurance company, managed care company, or other third-party payor laws, regulations, requirements, licenses, permits, certificates, authorizations or approvals.

                  (k) Borrower shall furnish to Lender on or prior to the Closing Date and for each fiscal year of Borrowers thereafter not more than sixty (60) calendar days after the commencement of such fiscal year, consolidated and consolidating by Business

Group month by month projected operating budgets, annual projections, profit and loss statements, balance sheets and cash flow reports of and for Borrower on Consolidated Basis for such upcoming fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), in each case prepared in accordance with GAAP consistently applied with prior periods.

                  (l) For each Fiscal Year commencing after the date hereof, Borrower shall submit to Agent a proposed Annual Budget not later than fifteen (15) days prior to the commencement of such period or Fiscal Year in form reasonably satisfactory to Agent and a final Annual Budget not later than thirty (30) days after the commencement of such Fiscal Year. The Annual Budget shall be subject to Agent's approval, which approval shall not be unreasonably withheld provided such Annual Budget provides for amounts as are sufficient to make the payments to Agent required hereunder and under the Promissory Note B (each such Annual Budget, an "APPROVED ANNUAL BUDGET"). In the event that Agent objects to a proposed Annual Budget submitted by Borrower which requires the approval of Agent hereunder, Agent shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Agent. Agent shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Agent approves the Annual Budget. Until such time that Agent approves a proposed Annual Budget which requires the approval of Agent hereunder, the most recently Approved Annual Budget shall apply; provided, that such Approved Annual Budget shall be adjusted to reflect actual increases in Taxes, Insurance Premiums and utilities expenses.

                  (m) In the event that Mortgage Borrower or Borrower must incur an extraordinary Operating Expense or Capital Expenditure not set forth in the Approved Annual Budget (each, an "EXTRAORDINARY EXPENSE"), then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense.

                  (n) Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) in paper form, (ii) on a diskette, and (iii) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

                  (o) It is understood and agreed that Lender shall accept the financial reports required pursuant to this Section 5.1.11 in the forms prepared in accordance with the Mortgage Loan Agreement, the Revolving Credit Loan Agreement and the Guarantor Revolving Credit Loan Agreement, as applicable.

                  5.1.12 BUSINESS AND OPERATIONS. Borrower will cause Mortgage Borrower to continue to be engaged in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Properties. Borrower shall cause Mortgage Borrower to qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Properties.

                  5.1.13 TITLE. Borrower will warrant and defend the validity and priority of Lender's security interest in the Collateral.

                  5.1.14 COSTS OF ENFORCEMENT. In the event (a) that the Note or the Pledge Agreement is put into the hands of an attorney for collection, suit or action, (b) Lender exercises any or all of its rights or remedies under the Pledge Agreement or any other Loan Documents as and when permitted thereby, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

                  5.1.15   ESTOPPEL STATEMENT.

                  (a) After request by Agent or any Lender, Borrower shall within ten (10) days furnish Agent or such Lender with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Loan, (ii) the unpaid principal amount of the Loan, (iii) the Applicable Interest Rate of the Loan, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Pledge Agreement and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

                  (b) In connection with a sale or transfer of all or a portion of the Loan, after request by Agent or Lender, Borrower shall cause Mortgage Borrower to, within ten (10) days, furnish Agent or such Lender with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Mortgage Loan, (ii) the unpaid principal amount of the Mortgage Loan, (iii) the Applicable Interest Rate of the Mortgage Loan, (iv) the date installments of interest and/or principal were last paid under the Mortgage Loan, (v) any offsets or defenses to the payment of the Debt, if any, under the Mortgage Loan and (vi) that the Mortgage Note, the Mortgage Loan Agreement, the Mortgage and the other Mortgage Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

                  5.1.16 LOAN PROCEEDS. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in
Section 2.1.4 hereof.

                  5.1.17 PERFORMANCE BY BORROWER. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior consent of Lender.

                  5.1.18   INTENTIONALLY DELETED.

                  5.1.19 NO JOINT ASSESSMENT. Borrower shall not suffer, permit or initiate or permit Mortgage Borrower to suffer, permit or initiate the joint assessment of any Individual Property (a) with any other real property constituting a tax lot separate from such Individual Property, and (b) which constitutes real property with any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Individual Property.

                  5.1.20   INTENTIONALLY DELETED.

                  5.1.21   INTENTIONALLY DELETED.

                  5.1.22 CERTAIN FURTHER COVENANTS. Borrower further covenants and agrees with Lender as follows:

                  (a) Borrower shall cause Mortgage Borrower to cause the operations conducted or to be conducted at the Facility to be conducted at all times, at a minimum, in a manner consistent with or better than (x) Legal Requirements, (y) the level of operation of the Facility as of the Closing Date, and (z) with the level of operation of other such facilities in the industry, and, in connection therewith, Borrower shall cause Mortgage Borrower to:

                           (i) maintain or cause to be maintained the standard of care for the residents of the Facility at all times at a level necessary to insure a level of quality care for the residents of the Facility in compliance with Legal Requirements and comparable to or better than that existing on the Closing Date;

                           (ii) maintain or cause to be maintained a standard of care in the storage, use, transportation and disposal of all medical equipment, medical supplies, medical products or gases, and medical waste, of any kind and in any form, that is in accordance with, at least, that of the commercially reasonable industry standard and in conformity with all applicable Legal Requirements;

                           (iii) operate the Facility in a commercially reasonable manner in substantial and material compliance with applicable laws and regulations relating thereto and cause all material Licenses, reimbursement or care contracts, and any other agreements necessary for the certification, licensure, accreditation or operation of the Facility as may be necessary for participation in the Medicare or Medicaid reimbursement programs, managed care company, insurance company, or other third-party payor reimbursement programs to remain in effect without reduction in the number of licensed beds or beds authorized for use in Medicare or Medicaid reimbursement programs, managed care company, insurance company, or other third-party payor reimbursement programs;

                           (iv) take no action which has a reasonable likelihood of resulting in a suspension, denial, elimination or material reduction of reimbursement for services from Medicare or Medicaid (without opportunity to correct), or any managed care company, insurance company, or other commercial third-party payor provided, however, that Borrower may cancel or terminate any managed care company, insurance company or other third-party commercial payor contract (i) if such managed care company, insurance company or third-party commercial payor has materially breached such contract, or
         (ii) such cancellation or termination does not have a material adverse effect on Net Operating Income; and

                           (v) maintain or cause to be maintained all deposits, including, without limitation, deposits relating to residents or residency agreements. If such deposits are in cash, such deposits are to be deposited and held by Borrower, or any manager of the Facility, as the case may be, in accordance with any Legal Requirements, at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. If such deposits are in any other form, such deposits are to be maintained as Lender may expressly permit. Any bond or other instrument which Borrower, or any manager of the Facility, as the case may be, is permitted to hold in lieu of cash deposits under any applicable legal requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any Legal Requirements, name Lender as payee or Lender thereunder (or at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing.

                  (b) Borrower shall not permit Mortgage Borrower to assign or transfer any of its interest in any Licenses or reimbursement or care contracts (including rights to payment thereunder), including any Medicare, Medicaid, managed care company, insurance company, or other third-party payor agreements, pertaining to Borrower or the Facility, or assign, transfer, or remove or permit any other person to assign, transfer, or remove any records pertaining to the Facility, including, without limitation, resident records, medical and clinical records (except for removal of such patient resident records as directed by the patients or residents owning such records), without Lender's prior written consent, which consent may be granted or refused in Lender's sole discretion.

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

                  (c) Borrower shall not permit Mortgage Borrower to enter into any transaction with any person or entity affiliated with Borrower other than in the ordinary course of its business and on fair and reasonable terms in compliance with Legal Requirements and, no less favorable to Borrower than those it would obtain in a comparable arms-length transaction with a person or entity not an affiliate.

                  (d) Borrower shall, upon request, cause Mortgage Borrower to deliver evidence of compliance with any applicable post-transfer license requirements of Health Care Authorities.

                  5.1.23 OWNERSHIP APPLICATION. Borrower shall cause Mortgage Borrower to file an application or filing as appropriate to initiate the process to have each Operator become the licensed operator of its respective Individual Property with the applicable Health Care Authorities within thirty (30) days from the date hereof and shall diligently prosecute such ownership application to completion. Upon completion of all required approvals for the ownership application with respect to any Individual Property, Borrower shall cause Mortgage Borrower to take all actions necessary to transfer the operations of the applicable Individual Property (including the related Facility) to the applicable Operator and to terminate any license or management agreement with the current operator of such Individual Property. Borrower shall cause Mortgage Borrower to complete the transfers of the operations of Individual Properties with Allocated Loan Amounts at least equal, in the aggregate, to seventy five percent (75%) of the original principal balance of the Loan on or before March 1, 2004 and to complete all such transfers of operations on or before July 1, 2004 and to deliver an opinion of counsel confirming that the Operators are properly licensed and that operations of the Facility have been transferred to the applicable Operator.

                  5.1.24 COMPLIANCE WITH PLAN OF REORGANIZATION. Borrower shall comply with the Plan of Reorganization approved by the Bankruptcy Court having jurisdiction thereof and with the order of such Bankruptcy Court confirming the Plan of Reorganization.

                  5.1.25 MORTGAGE LOAN RESERVE FUNDS. Borrower shall cause Mortgage Borrower to deposit and maintain each of the Mortgage Loan Reserve Funds as more particularly set forth in Article VII of the Mortgage Loan Agreement and to perform and comply with all the terms and provisions relating thereto.

                  5.1.26 NOTICES. Borrowers shall promptly, and in any event within five (5) Business Days after any Borrower or any authorized officer of any Borrower obtain knowledge thereof, notify Lender in writing of (i) any pending or threatened litigation, suit, investigation, arbitration, dispute resolution proceeding or administrative proceeding brought or initiated by any Borrower or otherwise affecting or involving or relating to any Borrower or any of its property or assets to the extent (A) (x) with respect to professional liability claims, the amount in controversy exceeds $5,000,000 (provided that Borrower shall notify Lender if in their judgment any such claim has merit and the Borrowers' potential exposure with respect thereto is greater than $500,000), and (y) with respect to all other claims the amount in controversy exceeds $500,000 or (B) to the

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

extent any of the foregoing seeks injunctive relief which could reasonably be expected to have a Material Adverse Effect, (ii) the occurrence of any Default or Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto, (iii) any other development, event, fact, circumstance or condition that could reasonably be expected to have a Material Adverse Effect, in each case describing the nature and status thereof and the action proposed to be taken with respect thereto, (iv) any notice received by Borrower from any payor of a material claim, suit or other action such payor has, claims or has filed against Borrower, (v) any matter(s) materially and adversely affecting the value, enforceability or collectability of the Collateral, including, without limitation, claims or disputes in the amount of $250,000 or more in the aggregate, in existence at any one time, (vi) any notice given by Borrower to any other lender of Borrower (with a copy of such notice), (vii) receipt of any notice or request from any Governmental Authority or governmental payor regarding any material liability or claim of liability, and (viii) receipt of any notice by Borrower regarding termination of any manager of any facility owned, operated or leased by Borrower.

                  5.1.27   INTENTIONALLY DELETED.

                  5.1.28   INTENTIONALLY DELETED.

                  5.1.29 MORTGAGE BORROWER COVENANTS. Borrower shall cause Mortgage Borrower to comply with all obligations with which Mortgage Borrower has covenanted to comply under the Mortgage Loan Agreement and all other Mortgage Loan Documents (including, without limitation, those certain affirmative and negative covenants set forth in Article V of the Mortgage Loan Agreement), whether the related Mortgage Loan Document has been repaid or otherwise terminated, unless otherwise consented to in writing by Agent.

                  5.1.30 ASSUMPTION OF A PORTION OF LOAN. Except in accordance with Section 2.7 hereof, Borrower shall not engage and shall not permit Mortgage Borrower to engage in any transaction contemplated by Section 2.7 of the Mortgage Loan Agreement without the prior written consent of Agent, which may be withheld in its sole discretion.

                  5.1.31 MONUMENT HILL PROPERTY. With respect to the Individual Property know as Monument Hill Nursing Center (the "MONUMENT HILL PROPERTY"), Mortgage Borrower has filed a Plan of Correction with the applicable Health Care Authorities. If, on or prior to November 7, 2003 either (A) the applicable Health Care Authorities have not accepted such Plan of Correction (or the deficiency addressed in the Plan of Correction is not otherwise resolved in a manner satisfactory to Lender with written evidence thereof delivered to Lender), or (B) a Denial of Payment for New Admissions ("DOPNA") is issued with respect to the Monument Hill Property, and such DOPNA is not rescinded, Borrower shall, within ten (10) days of such occurrence (and in any event on or prior to November 17, 2003), cause Mortgage Borrower to (i) pay to Mortgage Lender the Release Amount (as defined in the Mortgage Loan Agreement) for the Monument Hill Property and release the Monument Hill Property from the lien of the Mortgage in accordance with the provisions of Section 2.5.1 of the Mortgage Loan

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

Agreement and (ii) pay to Lender an amount equal to the Mezzanine Loan Release Amount applicable to the Monument Hill Property without a prepayment premium or penalty. Failure of Mortgage Borrower to release the Monument Hill Property on or prior to November 17, 2003 when such release is required in accordance with the foregoing provision shall be an immediate and non-curable Event of Default hereunder. To the extent needed to pay the applicable release amounts in connection with the release of the Monument Hill Property, Borrower shall cause Mortgage Borrower to borrow such funds under the Revolving Credit Loan. Borrower shall promptly inform Lender of (1) rejection of its Plan of Correction by the applicable Health Care Authorities with respect to the Monument Hill Property,
(2) the issuance of a DOPNA with respect to the Monument Hill Property or (3) any other pertinent information related to the Monument Hill Property.

                  5.1.32   INTENTIONALLY DELETED.

                  SECTION 5.2. BORROWER NEGATIVE COVENANTS. From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Collateral in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

                  5.2.1 NEGATIVE PLEDGE. Borrower shall not pledge or grant a Lien on any stock, partnership or other equity interests of any Subsidiary which it owns at any time to any Person other than to Lender (or Agent for the benefit of Lender).

                  5.2.2 LIENS. (a) Borrower shall not create, incur, assume or suffer to exist any Lien on any portion of the Collateral or permit any such action to be taken, except: (i) Permitted Encumbrances and (ii) Liens created by or permitted pursuant to the Loan Documents, and (b) except for any Lien being contested in accordance with the provisions of the Mortgage Loan Agreement, Borrower shall not permit or cause Mortgage Borrower to create, incur, assume or suffer to exist any Lien on any portion of any Individual Property or permit any such action to be taken, except: (i) Permitted Encumbrances, (ii) Liens created by or permitted pursuant to the Mortgage Loan Documents, (iii) Liens for Taxes and Other Charges not yet due.

                  5.2.3 DISSOLUTION. Borrower shall not and shall not permit Mortgage Borrower to (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) in the case of Borrower, engage in any business activity not related to the ownership of the Collateral, in the case of Mortgage Borrower, engage in any business not related to the ownership and operation of the Properties (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Borrower or Mortgage Borrower, as applicable, except to the extent permitted by the Loan Documents, (d) modify or amend in any manner effecting its status and Special Purpose Entity, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (e) cause permit or suffer Borrower or Mortgage Borrower or any Subsidiary thereof which is a Special Purpose Entity to (i) dissolve, wind up or liquidate or take any action,

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

or omit to take an action, as a result of which Borrower or Mortgage Borrower or such Subsidiary would be dissolved, wound up or liquidated in whole or in part, or (ii) amend, modify in any manner effecting its status as a Special Purpose Entity, waive or terminate the certificate of incorporation/formation or bylaws of Borrower or Mortgage Borrower or any Subsidiary thereof which is a Special Purpose Entity, in each case, without obtaining the prior consent of Agent.

                  5.2.4 CHANGE IN BUSINESS. Borrower shall not permit Mortgage Borrower to enter into any line of business other than the ownership, leasing and operation of the Properties, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business. Borrower shall not enter into any line of business other than the ownership of the Collateral, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business. Borrower shall not change Borrower's name without giving Agent thirty (30) days prior written notice. Borrower shall, at Borrower's sole cost and expense, take all action required by Agent for the purpose of perfecting or protecting the lien and security interest of Lender, including, without limitation, the execution and/or delivery of UCC-1 financing statements. Borrower shall promptly notify Agent in writing of any change in Borrower's organizational identification number. If Borrower does not now have an organizational identification number and later obtains one, Borrower shall promptly notify Agent in writing of such organizational identification number.

                  5.2.5 DEBT CANCELLATION. Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

                  5.2.6    TRANSACTIONS WITH AFFILIATES. Except as set forth on
Schedule 7.6, Borrower shall not enter into or consummate any transaction of any kind with any of its Affiliates or Guarantor or its Affiliates other than: (i) salary, bonus, employee stock option and other compensation and employment arrangements with directors or officers in the ordinary course of business, provided, that no payment of any bonus shall be permitted if an Event of Default under Section 8.1(a) has occurred and remains in effect or would be caused by or result from such payment; (ii) distributions and dividends permitted pursuant to
Section 5.2.11, (iii) transactions on overall terms at least as favorable to Borrower as would be the case in an arm's length transaction between unrelated parties of equal bargaining power, and (iv) payments permitted under and pursuant to written agreements entered into by and between Borrower and one or more of its Affiliates or Guarantor or one or more of its Affiliates that both
(A) reflect and constitute transactions on overall terms at least as favorable to Borrower as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power, and (B) are subject to such terms and conditions as determined by Agent in its commercially reasonable discretion; provided, that notwithstanding the foregoing or any provision of any Loan Document, Borrower shall not (Y) enter into or consummate any transaction or agreement pursuant to which it becomes a party to any mortgage, note,

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

indenture or guarantee evidencing any Indebtedness for Borrowed Money or Contingent Obligations of any of its Affiliates or otherwise becomes responsible or liable, as a guarantor, surety or otherwise, pursuant to any agreement for any Indebtedness for Borrowed Money or Contingent Obligations of any such Affiliate or (Z) make any payment to any of its Affiliates in excess of $100,000 without the prior written consent of Agent. By execution of this Agreement, Lender consents to the payments made to Affiliates pursuant to the agreements set forth on SCHEDULE 7.6.

                  5.2.7 ZONING. Borrower shall not permit Mortgage Borrower to initiate or consent to any zoning reclassification of any portion of any Individual Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any Individual Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Agent.

                  5.2.8 PRINCIPAL PLACE OF BUSINESS AND ORGANIZATION. Borrower shall not change its principal place of business set forth in the introductory paragraph of this Agreement without first giving Agent thirty (30) days prior notice. Borrower shall not change the place of its organization as set forth in Section 4.1.28 without the consent of Lender, which consent shall not be unreasonably withheld. Upon Agent's request, Borrower shall execute and deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender's security interest in the Collateral or the Properties as a result of such change of principal place of business or place of organization.

                  5.2.9 ERISA. (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

                  (b) Borrower further covenants and agrees to deliver to Agent such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its reasonable discretion, that (i) Borrower is not and does not maintain an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans; and (iii) one or more of the following circumstances is true:

                           (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-l01(b)(2);

                           (B) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
                                    Section 2510.3-101(0(2); or

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

                           (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 25 10.3-101(c) or (e).

                  5.2.10 TRANSFERS. (a) Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning the Collateral in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Collateral as a means of maintaining the value of the Collateral as security for repayment of the Debt and the performance of the obligations contained in the Loan Documents. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Collateral so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the obligations contained in the Loan Documents, Lender can recover the Debt by a sale of the Collateral.

                  (b) Without the prior consent of Agent and except to the extent otherwise set forth in this Section 5.2.10, Borrower shall not, and shall not permit any Restricted Party to, (i) sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant options with respect to, or otherwise transfer or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) the Collateral, any Individual Property or any part thereof or any legal or beneficial interest therein or (ii) permit a Sale or Pledge of an interest in any Restricted Party ((i) and (ii) collectively, a "TRANSFER"), other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of Section 5.1.20 hereof.

                  (c) A Transfer shall include, but not be limited to, (i) an installment sales agreement wherein Borrower or Mortgage Borrower, as applicable, agrees to sell the Collateral or any part thereof for a price to be paid in installments; (ii) an agreement by Mortgage Borrower leasing all or a substantial part of an Individual Property for other than actual occupancy by a resident or space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgage Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interest or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or

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

Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the managing agent (including, without limitation, an Affiliated Manager).

                  (d) Notwithstanding the provisions of this Section 5.2.10, the following transfers shall not be deemed to be a Transfer: (i) a sale or transfer of any direct or indirect interest in any shareholder of Guarantor,
(ii) a sale or transfer of any direct or indirect interest in any Affiliate of Guarantor, provided such entity or entities are not a Pledgor or a Subsidiary of a Pledgor, (iii) a sale or transfer, pledge or encumbrance of all or substantially all of the stock or Guarantor, a merger or consolidation of Guarantor or a sale or transfer of all or substantially all of the assets of Guarantor, provided that (A) Agent shall receive not less than thirty (30) days prior notice of such proposed merger, consolidation or acquisition, and (B) the successor entity in connection with any such merger or consolidation and the acquiring entity in connection with any such acquisition shall have a net worth that is equal to or greater than the greater of the net worth of Guarantor on the date hereof or the net worth of Guarantor immediately prior to such merger, consolidation or acquisition, (iv) the issuance, sale or transfer of stock of Guarantor in connection with an initial public offering of the stock of Guarantor, provided that (A) Agent shall receive not less than thirty (30) days prior notice of such proposed initial public offering, and (B) such stock will be listed on the New York Stock Exchange or such other nationally recognized stock immediately following such offering and such initial public offering is widely marketed to institutional investors exchange, and (v) the subsequent sale, transfer or issuance of stock in Guarantor, provided such stock is listed on the New York Stock Exchange or such other nationally recognized stock exchange. In addition, at all times, Heritage Partners must continue to own, directly or indirectly, at least a thirty three and one-third percent (33.33%) interest in Borrower, Mortgage Borrower and Guarantor, provided, however, that in connection with an initial public offering permitted pursuant to subsection
(v) above, Heritage Partners must continue to own, directly or indirectly, at least a twenty-five percent (25%) interest in Borrower and Guarantor.

                  (e) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

                  5.2.11 LIMITATIONS ON DISTRIBUTIONS. Borrower shall not (i) declare, pay or make any dividend or distribution on any shares of capital stock or other securities or interests (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock); (ii) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any capital stock or other securities or interests or of any options to purchase or acquire any of the foregoing (provided, however, that Borrower may redeem its capital stock from any terminated employee pursuant to, but only to the extent required or permitted under, the terms of the related employment or other agreements with such employee, as long as no Default or Event of Default has occurred and is continuing or would be caused by or result therefrom), or
(iii)

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

otherwise make any payments or Distributions to any stockholder, member, partner or other equity owner in such Person's capacity as an equity owner. Notwithstanding the foregoing, Borrower may make Distributions and other payments to the owner of such Borrower.

                  5.2.12 OTHER LIMITATIONS. Prior to the payment in full of the Debt, neither Borrower nor any of its Affiliates shall, without the prior written consent of Lender (which may be furnished or withheld at its sole and absolute discretion), give its consent or approval to any of the following actions or items:

                  (a) except as permitted by Lender herein or otherwise expressly permitted under the other Loan Documents (i) any refinance of the Mortgage Loan, (ii) any prepayment in full of the Mortgage Loan, (iii) any Transfer (except as expressly permitted herein) of any or all of the Properties or any portion thereof, or (iv) any action in connection with or in furtherance of the foregoing;

                  (b) creating, incurring, assuming or suffering to exist any additional Liens on any portion of the Properties except for Permitted Encumbrances; or

                  (c) any modification, amendment, consolidation, spread, restatement, waiver or termination of any of the Mortgage Loan Documents.

                  5.2.13 REFINANCING OF GUARANTOR REVOLVING CREDIT LOAN. Borrower shall not refinance or replace the Guarantor Revolving Credit Loan unless it obtains the prior consent of Agent, provided that Agent shall consent to a refinancing or replacement in full of the Guarantor Revolving Credit Loan if, after considering the following factors, Agent determines in its reasonable discretion that such factors have been satisfied:

                  (a) Agent shall have received at least thirty (30) days prior written notice of such refinancing;

                  (b) no Default or Event of Default under this Agreement shall have occurred and be continuing;

                  (c) the new guarantor revolving credit loan ("NEW GUARANTOR REVOLVING CREDIT LOAN") shall have (A) an interest rate that is no higher than the current interest rate provided for under the Guarantor Revolving Credit Loan (or in the event the Guarantor Revolving Credit Loan is a floating rate loan, an interest rate that is benchmarked off the same index and with a spread over such index which is no greater than the then current spread applicable to the Guarantor Revolving Credit Loan), as determined by Lender absent manifest error, (B) a maximum principal amount that is no more than the maximum principal amount of the Guarantor Revolving Credit Loan; (C) a maturity date that is no earlier than that provided for under the Guarantor Revolving Credit Loan at the time of the closing hereof; (D) no provisions providing for the payment of any additional interest, fees, participating interest or other similar equity feature; (E) no provision in which collateral not granted for the benefit of Guarantor Revolving Credit Lender or otherwise encumbered with respect to the Guarantor Revolving Credit Loan as of the date hereof is granted for the benefit of or with respect

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

to the New Revolving Credit Loan; (F) no provision whereby the New Revolving Credit Loan is cross-defaulted with any other Indebtedness; (G) a cash management and lockbox arrangement substantially similar to that maintained under the Guarantor Revolving Credit Loan; and (H) no provisions that prohibit the prepayment of the New Revolving Credit Loan without the payment of a prepayment premium or penalty;

                  (d) the terms of the New Guarantor Revolving Credit Loan shall provide the same express rights to the Lender as the Guarantor Revolving Credit Loan and shall not conflict with the terms of the Loan and the lender under the New Guarantor Revolving Credit Loan shall enter into an intercreditor agreement with Lender no less favorable to Lender than the intercreditor agreement between Lender and Guarantor Revolving Credit Lender dated as of the date hereof;

                  (e) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with the New Guarantor Revolving Credit Loan, including, without limitation, reasonable fees and expenses of Lender's counsel;

                  (f) Borrower shall execute and deliver such amendments to this Agreement and the other Loan Documents as Agent may reasonably request in connection with such New Guarantor Revolving Credit Loan; and

                  (g) Agent shall have received such settlement statements, pay-off letters, opinions and other documentation as it shall reasonably request in connection with the New Guarantor Revolving Credit Loan.

Upon the satisfaction of the foregoing, Borrower may consummate a replacement or a refinancing of the Guarantor Revolving Credit Loan , whereupon such New Guarantor Revolving Credit Loan shall be deemed to be the Guarantor Revolving Credit Loan as defined herein.

                  5.2.14 REFINANCING OF REVOLVING CREDIT LOAN. Borrower shall not refinance or replace the Revolving Credit Loan unless it obtains the prior consent of Agent, provided that Agent shall consent to a refinancing or replacement in full of the Revolving Credit Loan if, after considering the following factors, Agent determines in its reasonable discretion that such factors have been satisfied:

                  (a) Lender shall have received at least thirty (30) days prior written notice of such refinancing;

                  (b) no Default or Event of Default under this Agreement shall have occurred and be continuing;

                  (c) the new revolving credit loan ("NEW REVOLVING CREDIT LOAN") shall have (A) an interest rate that is no higher than the current interest rate provided for under the Revolving Credit Loan (or in the event the Revolving Credit Loan is a floating rate loan, an interest rate that is benchmarked off the same index and with a spread over such index which is no greater than the then current spread applicable to the Revolving Credit Loan), as determined by Lender absent manifest error, (B) a maximum principal

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

amount that is no more than the maximum principal amount of the Revolving Credit Loan; (C) a maturity date that is no earlier than that provided for under the Revolving Credit Loan at the time of the closing hereof; (D) no provisions providing for the payment of any additional interest, fees, participating interest or other similar equity feature; (E) no provision in which collateral not granted for the benefit of Revolving Credit Lender or otherwise encumbered with respect to the Revolving Credit Loan as of the date hereof is granted for the benefit of or with respect to the New Revolving Credit Loan; (F) no provision whereby the New Revolving Credit Loan is cross-defaulted with any other Indebtedness; (G) a cash management and lockbox arrangement substantially similar to that maintained under the Revolving Credit Loan; and (H) no provisions that prohibit the prepayment of the New Revolving Credit Loan without the payment of a prepayment premium or penalty;

                  (d) the terms of the New Revolving Credit Loan shall provide the same express rights to the Lender as the Revolving Credit Loan and shall not conflict with the terms of the Loan and the lender under the New Revolving Credit Loan shall enter into an intercreditor agreement with Lender no less favorable to Lender than the intercreditor agreement between Lender and Revolving Credit Lender dated as of the date hereof;

                  (e) Borrower shall pay all costs and expenses of Lender incurred in connection with the New Revolving Credit Loan, including, without limitation, reasonable fees and expenses of Lender's counsel;

                  (f) Borrower shall execute and deliver such amendments to this Agreement and the other Loan Documents as Lender may request in connection with such New Revolving Credit Loan; and

                  (g) Lender shall have received such settlement statements, pay-off letters, opinions and other documentation as it shall reasonably request in connection with the New Revolving Credit Loan.

                  Upon the satisfaction of the foregoing, Borrower may consummate a replacement or a refinancing of the Revolving Credit Loan, whereupon such New Revolving Credit Loan shall be deemed to be the Revolving Credit Loan as defined herein.

                  5.2.15 REFINANCING OF MORTGAGE LOAN. (a) Borrower shall not consent to or permit a refinancing of the Mortgage Loan unless it obtains the prior consent of Lender, provided that Lender shall consent to a refinancing in full of the Mortgage Loan if, after considering the following factors, Lender determines in its reasonable discretion that such factors have been satisfied:

                           (i) no Event of Default or event which with the giving of notice and/or lapse of time would constitute an Event of Default under this Agreement shall have occurred and be continuing;

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                           (ii)     the new mortgage loan including, without
         limitation, any successive refinancing ("NEW MORTGAGE LOAN") shall have
         (i) an interest rate that is no higher than the current interest rate provided for under the Mortgage Loan (or in the event the Mortgage Loan is a floating rate loan, an interest rate that is benchmarked off the same index and with a spread over such index which is no greater than the then current spread applicable to the Mortgage Loan), as determined by Lender in its sole discretion (and shall provide for an interest rate cap substantially identical to the Interest Rate Cap Agreement), provided, however, that in connection with a permitted refinancing during the three (3) months prior to the Maturity Date the interest rate may be at the then prevailing market rate; (ii) a principal balance that is no more than the balance of the Mortgage Loan on the date of the refinancing plus any advances made by the Mortgage Lender or the Servicer in order to protect or preserve the Property or the lien of the Mortgage Loan Documents on the Property; provided, however, that in connection with a permitted refinancing during the three (3) months prior to the Maturity Date, the principal balance may also include reasonable and customary closing costs; (iii) if the New Mortgage Loan provides for amortization, amortization amounts not greater than that calculated on the basis of an equal monthly payment self liquidating twenty-five (25) year loan using the initial interest rate for the permitted refinancing in question for such calculation; provided, however, that the amount of amortization may be greater than the amortization under the Mortgage Loan due to an increase in the principal balance as permitted under subsection (ii) above; (iv) a maturity date that is no earlier than that provided for under the Mortgage Loan at the time of the closing hereof; (v) no provisions providing for the payment of any additional interest, fees, participating interest or other similar equity feature; (vi) no provision in which collateral not granted for the benefit of Mortgage Lender or otherwise encumbered with respect to the Mortgage Loan as of the date hereof is granted for the benefit of or with respect to the New Mortgage Loan; (vii) no provision whereby the New Mortgage Loan is cross-defaulted with any other Indebtedness; (viii) reserves substantially the same as those maintained under the Mortgage Loan and a cash management and lockbox arrangement substantially similar to that maintained under the Mortgage Loan; and (ix) no provisions that prohibit the prepayment of the New Mortgage Loan from and after the Permitted Prepayment Date (as defined in the Mortgage Loan Agreement) without the payment of a prepayment premium or penalty that is greater than the prepayment premium or penalty required under the Mortgage Loan Agreement;

                           (iii) the terms of the New Mortgage Loan shall permit the Loan, shall provide the same express rights to the Lender as the Mortgage Loan and shall not conflict with the terms of the Loan and the new mortgage lender shall assume the existing Intercreditor Agreement without amendment or modification;

                           (iv) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with any such refinancing, including, without limitation, reasonable fees and expenses of Lender's counsel;

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

                           (v)      Agent shall have received at least thirty
         (30) days prior written notice of such refinancing.

                  (b) Upon the satisfaction of the foregoing, Borrower may permit or consent to a refinancing of the Mortgage Loan, whereupon such New Mortgage Loan shall be deemed to be the Mortgage Loan as defined herein.

                  (c) Borrower may permit or consent to a refinancing of the Revolving Credit Loan upon satisfaction of the terms and conditions set forth in the Mortgage Loan Agreement.

                  5.2.16 CONTRACTUAL OBLIGATIONS. Other than the Loan Documents and the organizational documents of such entity and the Summit Note, neither Borrower nor any of its assets shall be subject to any Contractual Obligations, and Borrower shall not enter into any agreement, instrument or undertaking by which it or its assets are bound, except for such liabilities, not material in the aggregate, that are incidental to its activities, as a limited partner or regular member, as applicable, of its Subsidiaries shown in the Organizational Chart.

                  5.2.17 LIMITATIONS ON SECURITIES ISSUANCES. None of Borrower of any of its Subsidiaries shall issue any membership, partnership or other ownership interests, stock or other securities other than those issued as of the date hereof unless pledged to Lender in an agreement substantially similar in form and substance to the Pledge Agreement.

                  5.2.18 ASSETS. Borrower shall not purchase or own any property other than the Collateral. Borrower shall not permit Mortgage Borrower to purchase or own any property of than the Properties and any property necessary or incidental for the operation of the Properties, except as permitted under the Mortgage Loan Documents.

                  5.2.19 MASTER LEASES AND OPERATING LEASES. Borrower shall not and shall not permit the Mortgage Borrower or any Operator to amend, modify, terminate, cancel or surrender the Master Leases or the Operating Leases, as applicable, without the prior written consent of Agent.

                  SECTION 5.3.      GUARANTOR COVENANTS

                  5.3.1 NEGATIVE PLEDGE. Guarantor shall at all times be in compliance with the financial covenants set forth on ANNEX I to this Agreement, which is incorporated herein and made a part hereof.

                  5.3.2 PERMITTED INDEBTEDNESS. Guarantor shall not create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, except the following (collectively, "PERMITTED INDEBTEDNESS"): (a) Indebtedness under the Loan Documents or the Guarantor Revolving Credit Loan Documents; (b) any Indebtedness set forth on SCHEDULE 5.3.2 and any Indebtedness which refinances or replaces such Indebtedness to the extent such refinanced Indebtedness does not increase the total principal amount thereof, extend the maturity date, accelerate the amortization or is otherwise on terms and

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conditions which are not materially more onerous to Guarantor ("PERMITTED
REFINANCED INDEBTEDNESS"); (c) (i) Capitalized Lease Obligations incurred after the Closing Date and Indebtedness incurred pursuant to purchase money Liens permitted by Section 5.3.3(v) and any Permitted Refinanced Indebtedness with respect thereto, provided that the aggregate amount thereof outstanding at any time shall not exceed $5,000,000; (ii) Indebtedness on a non-recourse (other than customary carve-outs for non-recourse financings) basis to any assets of Guarantor other than the asset or assets that are collateral securing such Indebtedness and which is secured by a Lien permitted pursuant to Section 5.3.3(v) and any Permitted Refinancing Indebtedness with respect thereto and
(iii) Indebtedness incurred in connection with the Eureka Transaction; provided that the aggregate amount outstanding under at any time under Section 5.3.2(c)(ii) plus Section 5.3.2(c)(iii) shall not exceed $30,000,000; (d) Indebtedness in connection with advances made by a stockholder in order to cure any default of the financial covenants set forth on Annex I; provided, however, that such Indebtedness shall be on an unsecured basis, subordinated in right of repayment and remedies to all of the Debt and to all of Lender's rights and in form and substance reasonably satisfactory to Lender; (e) borrowings incurred in the ordinary course of business and not exceeding $10,000,000 individually or in the aggregate outstanding at any one time; provided, however, that such Indebtedness shall be on an unsecured basis, subordinated in right of repayment and remedies to all of the Debt and to all of Lender's rights and in form and substance satisfactory to Lender; (f) Subordinated Debt, provided, however, the aggregate principal amount of Subordinated Debt (i) evidenced by the Indenture and the Indenture Notes and any Permitted Refinanced Indebtedness with respect thereto shall not exceed $106,761,608, and (ii) evidenced by the Bergen Note and any Permitted Refinanced Indebtedness with respect thereto shall not exceed $1,237,880, (i) Indebtedness constituting Priority Claims; (j) Indebtedness in respect of insurance premiums payable to the Insurance Subsidiary in an aggregate amount not to exceed $10,000,000 and (k) additional unsecured Indebtedness in the ordinary course of business in an aggregate amount not to exceed $2,000,000. Notwithstanding anything in this Section 5.3.2 or this Agreement to the contrary, the aggregate amount of Indebtedness for Borrowed Money of Guarantor on a Consolidated Basis, exclusive of the Obligations (as defined in the Revolving Loan Documents) shall not exceed $255,000,000 in the aggregate.

                  5.3.3 PERMITTED LIENS. Guarantor shall not create, incur, assume or suffer to exist any Lien upon, in or against, or pledge of, any of its properties or assets, whether now owned or hereafter acquired, except the following (collectively, "PERMITTED LIENS"): (i) Liens under the Loan Documents or the Guarantor Revolving Credit Loan Documents or otherwise arising in favor of Lender or the Guarantor Revolving Credit Lender; (ii) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by such Person in accordance with GAAP; (iv) statutory Liens of landlords (provided, that with respect to any landlord for leased locations acquired after the Closing Date, Borrower shall have used reasonable efforts (which shall not include the unreasonable payment of money) in accordance with the terms of Section 5.3.12 hereof, to cause such landlord to execute a Landlord Waiver and a memorandum of lease in form and substance reasonably satisfactory to Agent in its commercially

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reasonable discretion, provided, further, in the event Borrower is unable to obtain any such Landlord Waiver and/or memorandum of lease, Borrower shall maintain a duplicate up to date set of any books and records maintained at the location related to the real property owned by the applicable landlord at a location owned by Borrower or with respect to which a Landlord Waiver reasonably satisfactory to Agent shall have been obtained) and of carriers, warehousemen, mechanics, materialmen and (B) other Liens imposed by law or that arise by operation of law in the ordinary course of business from the date of creation thereof, in each case only for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by such Person in accordance with GAAP; (v) Liens (A) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations, or (B) arising as a result of progress payments under government contracts; (vi) purchase money Liens and Liens securing Capitalized Lease Obligations (A) securing Indebtedness permitted under Section 5.3.2(c), or (B) in connection with the purchase by such Person of assets in the normal course of business, provided that (x) such payables shall not exceed any limits on Indebtedness provided for herein and shall otherwise be Permitted Indebtedness hereunder and (y) with respect to Indebtedness incurred pursuant to Section 5.3.2(c)(ii) such Liens shall not extend to or cover any property of Guarantor other than the property being acquired and improvements thereon or which is the subject of the applicable Capital Lease, (vii) easements, rights-of-way, restrictions and other similar encumbrances which do not materially interfere with the conduct of the business of Guarantor; (viii) any intercompany Liens between a Subsidiary Borrower or Guarantor on the one hand and another Subsidiary Borrower or Guarantor on the other; (ix) any interest or title of a lessor under a operating lease; (x) Liens pursuant to Subordinated Debt; (xi) Liens securing the Priority Claims; (xii) the Vendors' Lien in accordance with the Plan of Reorganization so long as the amount secured does not exceed $8,000,000 and is otherwise subject to the Revolving Loan Documents; (xiii) Liens securing Class 10 Deferred Obligations and Continuing Creditor Deferred Obligations in accordance with the Plan of Reorganization so long as the amount secured does not exceed $25,000,000 and is otherwise subject to the Revolving Loan Documents; and (xiv) Liens disclosed on SCHEDULE 5.3.3.

                  5.3.4 INVESTMENTS; NEW FACILITIES OR COLLATERAL; SUBSIDIARIES. Guarantor, directly or indirectly, shall not (a) purchase, own, hold, invest in or otherwise acquire obligations or stock or securities of, or any other interest in, or all or substantially all of the assets of, any Person or any joint venture or (b) make or permit to exist any loans, advances or guarantees to or for the benefit of any Person or assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for or upon or incur any obligation of any Person (collectively, an "INVESTMENT"), in each case, other than (i) Investments in any Borrower (as defined in the Guarantor Revolving Credit Agreement) or any Subsidiary of any Borrower (as defined in the Guarantor Revolving Credit Loan Agreement); (ii) Investments in any Person to the extent such Person either (x) becomes a Borrower or guarantor under the Revolving Credit Loan Documents or the

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Guarantor Revolving Loan Documents, (y) becomes a borrower or a guarantor under the Loan Documents or (z) with respect to investments existing on the Closing Date by Guarantor in any Person or Subsidiary which is a borrower or guarantor under the Mortgage Loan Documents; (iii) Investments in Cash Equivalents; (iv) Investments listed on SCHEDULE 5.3.4; (v) trade credit extended in the ordinary course of business, (vi) advances for business travel and similar temporary advances made in the ordinary course of business to officers, directors and employees, (vii) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (viii) guaranties by Guarantor or any Subsidiary of Guarantor of obligations of a Borrower or a guarantor under the Guarantor Revolving Credit Documents to the extent the obligation guaranteed is otherwise permitted under this Agreement;
(ix) Investments in the Insurance Subsidiary in an amount not to exceed $1,500,000; and (x) additional Investments in an amount not to exceed $2,000,000. Guarantor, directly or indirectly, shall not purchase, own, operate, hold, invest in or otherwise acquire any facility, property or assets that is not located at the locations set forth on SCHEDULE 5.3.4 unless Guarantor shall provide to Agent at least ten (10) Business Days prior written notice. Guarantor shall not have any Subsidiaries other than (i) Borrowers under the Guarantor Revolving Credit Documents, (ii) or as set forth in the Organizational Chart,
(iii) such Subsidiaries which execute a Joinder Agreement or a Guaranty and Security Agreement pursuant to Section 5.3.14 or (iv) Excluded Subsidiaries.

                  5.3.5 DIVIDENDS; REDEMPTIONS. Guarantor shall not (i) declare, pay or make any dividend or distribution on any shares of capital stock or other securities or interests (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock); (ii) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any capital stock or other securities or interests or of any options to purchase or acquire any of the foregoing (provided, however, that Guarantor may redeem its capital stock from any terminated employee pursuant to, but only to the extent required or permitted under, the terms of the related employment or other agreements with such employee, as long as no Default or Event of Default has occurred and is continuing or would be caused by or result therefrom), or
(iii) otherwise make any payments or Distributions to any stockholder, member, partner or other equity owner in such Person's capacity as an equity owner.

                  5.3.6    TRANSACTIONS WITH AFFILIATES. Except as set forth on
SCHEDULE 5.3.6, Guarantor shall not enter into or consummate any transaction of any kind with any of its Affiliates or any guarantor of any obligations of Borrower under the Loan Documents or any of their respective Affiliates other than: (i) salary, bonus, employee stock option and other compensation and employment arrangements with directors or officers in the ordinary course of business, provided, that no payment of any bonus shall be permitted if an Event of Default under Section 8.1(a)(i) has occurred and remains in effect or would be caused by or result from such payment; (ii) distributions and dividends permitted pursuant to Section 5.3.4 or Section 5.3.5, (iii) transactions on overall terms at least as favorable to Guarantor as would be the case in an arm's length transaction between unrelated parties of equal bargaining power, and (iv) payments permitted under and pursuant to written agreements entered into by and between Guarantor and one or more of its Affiliates that both (A) reflect and constitute transactions on overall terms at

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least as favorable to Guarantor as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power, and (B) are subject to such terms and conditions as determined by Lender in its commercially reasonable direction; provided, that notwithstanding the foregoing or any provision of any Loan Document, Guarantor shall not (Y) enter into or consummate any transaction or agreement pursuant to which it becomes a party to any mortgage, note, indenture or guarantee evidencing any Indebtedness for Borrowed Money or Contingent Obligations of any of its Affiliates (other than a direct or indirect subsidiary of Guarantor) or otherwise becomes responsible or liable, as a guarantor, surety or otherwise, pursuant to any agreement for any Indebtedness for Borrowed Money or Contingent Obligations of any such Affiliate (other than a direct or indirect subsidiary of Guarantor) or (Z) make any payment to any of its Affiliates in excess of $100,000 without the prior written consent of Agent. By execution of this Agreement, the Lender consents to the payments made to Affiliates pursuant to the agreements set forth on SCHEDULE 5.3.6.

                  5.3.7 CHARTER DOCUMENTS; FISCAL YEAR; DISSOLUTION. Guarantor shall not (i) amend, modify, restate or change its certificate of incorporation or formation or bylaws or similar charter documents in a manner that would be adverse to Lender, (ii) change its fiscal year unless Guarantor demonstrates to Agent's reasonable satisfaction compliance with the covenants contained herein for both the fiscal year in effect prior to any change and the new fiscal year period by delivery to Agent of appropriate interim and annual pro forma, historical and current compliance certificates for such periods and such other information as Agent may reasonably request, (iii) amend, alter or suspend or terminate or make provisional in any material way, any permit material to the business of Guarantor without the prior written consent of Agent, which consent shall not be unreasonably withheld or delayed, or (iv) use any proceeds of the Loan for "purchasing" or "carrying" "margin stock" as defined in Regulations U, T or X of the Board of Governors of the Federal Reserve System.

                  5.3.8 TRANSFER OF ASSETS. Guarantor shall not sell, lease, transfer, pledge, assign or otherwise dispose of any facility, property or assets or any interest therein or agree to do any of the foregoing, except that:

                  (a) Guarantor may lease (other than by a sale-leaseback transaction) as lessee real or personal property or surrender all or a portion of a lease of the same, in each case in the ordinary course of business (so long as such lease does not create or result in and is not otherwise a Capitalized Lease Obligation prohibited under this Agreement); provided that, if books and records relating to any facility, property or assets or any interest therein which has been granted to Lender pursuant to the Loan Documents are to be kept at any new leased location, a Landlord Waiver is executed, reasonably satisfactory in form and substance to Agent;

                  (b) Guarantor may sell obsolete, worn-out or replaced assets or excess assets no longer needed in the ordinary course of business;

                  (c) Guarantor may sell Inventory in the ordinary course of business;

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                  (d)      the sale, transfer, lease or other disposition by
Guarantor of assets aggregating not more than $5,000,000 during in the term of the Loan;

                  (e) Guarantor may sell or transfer any of its facilities, properties or assets to any Subsidiary of Guarantor, provided no such facilities, properties or assets constitute security for this Loan or the Mortgage Loan;

                  (f) the sale, transfer, lease or other disposition by Guarantor of not more than five (5) Facilities during the term of the Loan, provided that any such sale, transfer, lease or other disposition shall not result in a Default or Event of Default and shall be in accordance with the applicable provisions of the Mortgage Loan Agreement and this Agreement; and

                  (g) the sale, transfer, lease or other disposition by Guarantor of all or any portion of the pharmacy business or the locomotion business, provided that any such sale, transfer, lease or other disposition shall not result in a Default or an Event of Default.

                  5.3.9 CONTINGENT OBLIGATIONS. Guarantor shall not enter into any Contingent Obligations or assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for or upon or incur any obligation of any Person except for (a) Contingent Obligations permitted pursuant to
Section 5.3.2 or Section 5.3.4; (b) Contingent Obligations of Guarantor for Borrower, to the extent the underlying obligation is otherwise permitted under this Agreement; (c) Contingent Obligations of Guarantor for any borrower or a guarantor under the Revolving Credit Loan Agreement, the Guarantor Revolving Credit Loan Agreement, or the Mortgage Loan Documents, to the extent the underlying obligations is otherwise permitted under this Agreement; (d) Contingent Obligations set forth in SCHEDULE 5.3.9 hereof; and (e) refinancings and replacements of Contingent Obligations otherwise permitted hereunder.

                  5.3.10 PAYMENT ON SUBORDINATED DEBT. Guarantor shall not (i) make any payment of any part or all of any Subordinated Debt or repurchase, redeem or retire any instrument evidencing any such Subordinated Debt prior to maturity except, in each case, to the extent permitted in the Guarantor Revolving Credit Loan Documents or Article 12 of the Indenture as in effect on the Closing Date or the applicable Subordination Agreement, provided that (x) no payment, repurchase or redemption may be made in respect of Subordinated Debt if an Event of Default shall exist or be continuing or would exist after giving effect to such payment and (y) no principal prepayments may be made in respect of the Indenture Notes, the Continuing Creditor Deferred Obligation or the Class 10 Deferred Obligations until the outstanding balance of the Loan and the Promissory Note B has been paid in full and the Special Advance Amount (as defined in and pursuant to the Guarantor Revolving Credit Agreement) has been reduced to zero; or (ii) enter into any agreement (oral or written) which could in any way be construed to amend, modify, alter or terminate any one or more instruments or agreements evidencing or relating to any Subordinated Debt (other than Vendors' liens) which increases the principal amount of such Subordinated Indebtedness, increases the interest rate charged with respect thereto, accelerates the maturity date of any payment of

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principal or interest or increases any fees or other compensation payable thereunder or amends any event of default or any other material covenant or agreement of any obligor thereunder or in respect thereof in a manner materially adverse to Lender; provided, however, so long as (x) no Default or Event of Default shall exist or be continuing at the time of or after giving effect to any such payment and (y) the outstanding balance of the Loan and the Promissory Note B has been paid in full and the Special Advance Amount (as defined in and pursuant to the Guarantor Revolving Credit Agreement) has been reduced to zero, Guarantor may make prepayments of Subordinated Indebtedness; and provided, further, no mandatory prepayments or redemptions from excess cash flow of Borrowers may be made in respect of Subordinated Indebtedness until all mandatory prepayments from excess cash flow have been made in accordance with this Agreement, the Mortgage Loan Agreement and the Special Advance Amount (as defined in and pursuant to the Guarantor Revolving Credit Agreement) has been reduced to zero.

                  5.3.11 LEASEHOLD PROPERTIES. Guarantor shall cause Lender to have a perfected first priority Lien on all Leasehold Properties, subject only to Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and such other Liens as Agent has approved or may approve in writing in Agent's commercially reasonable discretion. After the recordation of the Leasehold Mortgages in the appropriate jurisdiction, Lender shall have a perfected first priority Lien in such Leasehold Property senior to any Lien asserted by the Indenture Trustee or any other Person with respect thereto. To the extent any Leasehold Mortgage cannot be recorded because of a missing or inaccurate legal description thereto, Borrower shall, within thirty (30) days after it is notified that any legal description to a Leasehold Mortgage is missing or inaccurate, obtain a corrected legal description and cause the Leasehold Mortgage with such corrected legal description to be recorded.

                  5.3.12 LEASEHOLD MORTGAGES. Guarantor and Borrower shall record and provide Lender with a copy of the recorded memorandum of lease with respect to each Leasehold Property and shall use commercially reasonable efforts to provide Lender with a landlord waiver and consent (each in form and substance reasonably satisfactory to Agent) with respect to each Leasehold Property; provided, however, that neither Guarantor nor Borrower shall be required to expend any sums of money other than de minimus amounts and such other reasonable amounts to obtain the foregoing and the reasonable costs and expenses incurred by counsel for the landlords for such properties in connection with reviewing proposed the foregoing documents.

                  5.3.13 ADDITIONAL COLLATERAL. On the date hereof, Revolving Credit Lender, Indenture Trustee, Lender and Guarantor are entering into that certain Intercreditor Agreement (the "INDENTURE INTERCREDITOR AGREEMENT"). Borrower and Guarantor hereby covenant and agree that Lender has a perfected first priority security interest in all of the Collateral (as defined in the Indenture Intercreditor Agreement) and that Lender's Lien in and to the Collateral (as defined in the Indenture Intercreditor Agreement) is senior in priority to the Lien thereon granted to the Indenture Trustee.

                  5.3.14 NEW SUBSIDIARIES. Within thirty (30) calendar days of any Person becoming a Subsidiary (other than an Excluded Subsidiary) after the Closing Date,

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Guarantor shall cause such Person to (a) deliver to Agent a Joinder Agreement to this Agreement and to each other Loan Document or a Guaranty and Security Agreement to which Borrower or Guarantor is a party duly executed by such Person, which Joinder Agreement or Guaranty and Security Agreement shall be in substantially the forms of the Exhibits C and D, respectively to the Guarantor Revolving Credit Loan Agreement, (b) provide Agent with copies of such Person's organizational documents, material contracts, financial information, and any other information reasonably requested by Lender, in order to perform legal and financial diligence and UCC, tax and judgment lien searches, (c) cause to be delivered a written legal opinion of counsel substantially consistent with the opinions of counsel delivered on the Closing Date and otherwise in form and substance reasonably satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Section 5.3.14 and the other agreements and instruments executed and delivered pursuant hereto in substantially the form as delivered at the Closing and (d) cause such Person to duly execute and deliver such further agreements, assignments, instructions or documents as Agent may request in its commercially reasonable discretion with respect to the purposes, terms and conditions of the Loan Documents.

                  5.3.15 COMPLIANCE WITH PLAN OF REORGANIZATION. Guarantor shall comply with the Plan of Reorganization approved by the Bankruptcy Court having jurisdiction thereof and with the order of such Bankruptcy Court confirming the Plan of Reorganization.

                  5.3.16 USURY. Guarantor, by reason of its own business and financial experience or that of its professional advisors has the capacity to protect its interests in connection with the Loan and the transactions contemplated by this Agreement and the other Loan Documents to which it is a party.

                  VI.      INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS

                  SECTION 6.1. INSURANCE. (a) Borrower shall cause Mortgage Borrower to maintain at all times during the term of the Loan the Policies required under Section 6.1 of the Mortgage Loan Agreement, including meeting all insurer requirements thereunder. In addition, Borrower shall cause Agent to be named as an additional named insured under each of the Policies described in Sections 6.1 (a)(ii), (v), (vii), (viii), (ix) and (x) of the Mortgage Loan Agreement. In addition, Borrower shall cause Lender to be named as a named insured together with Mortgage Lender, as their interest may appear, under the Policies required under Sections 6.1 (a)(i), (iii), (iv) and (vi) of the Mortgage Loan Agreement. Borrower shall also cause all insurance policies required under this Section 6.1 to provide for at least thirty (30) days prior notice to Agent in the event of policy cancellation or material changes. Borrower shall provide Agent with evidence of all such insurance required hereunder simultaneously with Mortgage Borrower's provision of such evidence to Mortgage Lender.

                  (b) If at any time Agent is not in receipt of written evidence that all Policies are in full force and effect, Lender shall have the right, without notice to

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Borrower, to take such action as Lender deems necessary to protect its interest in the Properties, including, without limitation, the obtaining of such insurance coverage as Lender in its reasonable discretion deems appropriate. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and shall bear interest at the Default Rate.

                  SECTION 6.2.      CASUALTY AND CONDEMNATION.

                  6.2.1 CASUALTY. If an Individual Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give prompt notice of such damage to Agent and shall cause Mortgage Borrower to promptly commence and diligently prosecute the completion of the Restoration of the Individual Property as nearly as possible to the condition the Individual Property was in immediately prior to such Casualty, with such alterations as may be reasonably approved by Mortgage Lender and otherwise in accordance with Section 6.4 of the Mortgage Loan Agreement. Notwithstanding any Casualty, Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note and this Agreement.

                  6.2.2 CONDEMNATION. Borrower shall promptly give Agent notice of the actual or threatened commencement of any proceeding for the Condemnation of all or any part of any Individual Property and shall cause Mortgage Borrower to deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi public authority through Condemnation or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. If any Individual Property or any portion thereof is taken by Condemnation, Borrower shall cause Mortgage Borrower to promptly commence and diligently prosecute the Restoration of such Individual Property and otherwise comply with the provisions of Section 6.4 of the Mortgage Loan Agreement.

                  6.2.3 RESTORATION. Borrower shall, or shall cause Mortgage Borrower to, deliver to Agent all reports, plans, specifications, documents and other materials that are delivered to Mortgage Lender under Section 6.4 of the Mortgage Loan Agreement in connection with the Restoration of the Property after a Casualty or Condemnation.

                  VII.     RESERVE FUNDS

                  SECTION 7.1. RESERVE FUNDS GENERALLY. Borrower shall cause Mortgage Borrower to maintain the Reserve Funds and corresponding accounts in accordance with all of the terms and conditions set forth in Article 7 of the Mortgage Loan Agreement. To extent that the Mortgage Loan Agreement is no longer in place, Borrower shall cause Mortgage Borrower to maintain substantially similar reserve funds and accounts required in accordance with the terms of the Mortgage Loan Agreement or

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if the Mortgage Loan is refinanced or paid off in full (without a prepayment of the Loan) and Reserve Funds that are required hereunder are not required under the new mortgage loan, if any, then Borrower shall cause any amounts that would have been deposited into any reserves or escrow accounts in accordance with the terms of the Mortgage Loan Agreement to be transferred to and deposited with Lender in accordance with the terms of this Article VII (and Borrower shall enter into a cash management and lockbox agreement for the benefit of Lender substantially similar to the arrangement entered into at the time of the closing of the Mortgage Loan), and, if any Letters of Credit have been substituted by Mortgage Borrower for any such reserves or escrows as may be specifically permitted by the Mortgage Loan Agreement, then Borrower shall also cause such Letters of Credit to be transferred to Lender to be held by Lender upon the same terms and provisions as set forth in the Mortgage Loan Agreement.

                  VIII.    DEFAULTS

                  SECTION 8.1. EVENT OF DEFAULT. (a) Each of the following events shall constitute an event of default hereunder (an "EVENT OF DEFAULT"):

                           (i) (a) if any portion of the Debt Service (excluding any Excess Cash Flow Principal Payments), including, without limitation, any amounts due and payable on maturity, whether on the scheduled Maturity Date or by acceleration or otherwise, is not paid when due, or if any other amounts payable hereunder are not paid within five (5) days after the date on which such amounts are due and payable; and (b) if any Excess Cash Flow Principal Payment is not paid within five (5) days after delivery of notice to Borrower following a failure of Borrower to make any such payment;

                           (ii) if any of the Taxes or Other Charges are not paid when the same are due and payable and prior to delinquency;

                           (iii) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Agent upon request;

                           (iv) if Borrower Transfers or otherwise encumbers any portion of the Properties or the Collateral without Agent's prior consent in violation of the provisions of this Agreement (including, without limitation, Section 5.2.10) or the Pledge Agreement or any other Loan Document;

                           (v) if any representation or warranty made by Borrower or Guarantor herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

                           (vi) if any Significant Party shall make an assignment for the benefit of creditors;

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                           (vii)    if a receiver, liquidator or trustee shall
         be appointed for any Significant Party or if any Significant Party shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, any Significant Party or if any proceeding for the dissolution or liquidation of any Significant Party shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Significant Party upon the same not being discharged, stayed or dismissed within thirty (30) days;

                           (viii) if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

                           (ix)     (a) if Borrower breaches any of its
         respective negative covenants contained in Section 5.2 (provided, that with respect a breach of Section 5.2.2(a), such breach shall not be deemed to be a default unless same is not cured within five (5) days after delivery of notice to Borrower) or any covenant contained in
         Section 4.1.30, Section 5.1.11 or 5.1.26 hereof; or (b) if Guarantor breaches any of its covenants contained in Section 5.3 or Annex I;

                           (x) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower or Guarantor shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

                           (xi)     Intentionally Deleted;

                           (xii) if Borrower or Guarantor shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in Subsections (i) to (xi) above, for fifteen (15) days after notice to Borrower from Agent, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such thirty
         (30) day period, and, provided, further, that Borrower shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days;

                           (xiii) if there shall be default under any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to Borrower, Guarantor or any of the Collateral, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is

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         to accelerate the maturity of any portion of the Debt or to permit
         Agent to accelerate the maturity of all or any portion of the Debt;

                           (xiv) Mortgage Borrower ceases to continuously operate any Individual Property or any material portion thereof as a Facility for any reason whatsoever (other than temporary cessation as a result of a total Casualty or in connection with any Restoration thereof undertaken with the consent of Agent);

                           (xv) Mortgage Borrower, any manager of any Facility, or any Facility violates any applicable law or regulation and shall fail to correct, within the time deadlines set by any Health Care Authority, managed care company, insurance company or other third-party payor any deficiency, and the violation or deficiency would reasonably be expected to result in any of the following actions by such entities with respect to the Facility:

                                    (a)      a termination of Mortgage
                           Borrower's or the Facility's Medicare contract or Medicaid contract, or the Facility Licenses;

                                    (b)      a ban on payment for new admissions
                           generally or on payment for residents otherwise qualifying for Medicaid or Medicare coverage with no opportunity to correct or to contest (provided such contest shall stay enforcement actions or exercise of remedies by Health Care Authorities) prior to termination; or

                                    (c)      a suspension, discontinuance,
                           elimination or material reduction or recoupment of reimbursement for services (without opportunity to correct or to contest (provided such contest shall stay enforcement actions or exercise of remedies by Health Care Authorities)); or

                           (xvi) Mortgage Borrower shall revoke or modify the Medicare/Medicaid Receivables Agreement (as defined in the Cash Management Agreement) without the prior written consent of Lender.

                           (xvii) (a) any of the Loan Documents ceases to be in full force and effect, or (b) any Lien created thereunder ceases to constitute a valid perfected first priority Lien on the Collateral (other than Priority Liens) in accordance with the terms thereof, or Lender ceases to have a valid perfected first priority security interest (subject to Priority Liens) in any of the Collateral or any securities pledged to Lender pursuant to the Loan Documents;

                           (xviii) (i) a Mortgage Loan Event of Default shall occur or (ii) an Event of Default (as defined in each of the Revolving Loan Agreement and the Guarantor Revolving Loan Agreement shall occur and be continuing or (iii) an Event of Default (as defined in the Indenture) shall occur and be continuing;

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                           (xix)    if Guarantor breaches in any material
         respect any covenant, warranty or representation contained in the Guaranty or herein;

                           (xx)     Intentionally Deleted;

                           (xxi) if any Operator fails to pay and rent, additional rent or other charges under any Operating Lease; or

                           (xxii) if any Master Lease or any Operating Lease shall be terminated in violation of the terms of this Agreement or any other Loan Document.

                  (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Agent may take such action, without notice or demand, that Agent deems advisable to protect and enforce its rights against Borrower and in and to the Collateral, including, without limitation, declaring the Debt to be immediately due and payable, and Agent may enforce or avail itself of any or all rights or remedies provided in the Loan Documents and may exercise all the rights and remedies of a secured party under the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Collateral is located against Borrower and the Collateral, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                  SECTION 8.2. REMEDIES. (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Agent against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Agent at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Collateral. Any such actions taken by Agent shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Agent may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Agent permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) to the fullest extent permitted by applicable law, Agent and Lender shall not be subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Agent has exhausted all of its remedies against the Collateral

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and the Collateral has been foreclosed upon, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

                  (b) Upon the occurrence of an Event of Default and acceleration of the Loan, Agent shall have the right from time to time to partially foreclose upon the Collateral in any manner and for any amounts secured by the Pledge Agreement then due and payable as determined by Agent in its sole discretion including, without limitation, the following circumstances:
(i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Agent may foreclose upon the Collateral to recover such delinquent payments, or (ii) in the event Agent elects to accelerate less than the entire outstanding principal balance of the Loan, Agent may foreclose upon the Collateral to recover so much of the principal balance of the Loan as Agent may accelerate and such other sums secured by the Collateral as Agent may elect. Notwithstanding one or more partial foreclosures, the Collateral shall remain subject to the Pledge Agreement and the other Loan Documents to secure payment of sums secured by the Loan Documents and not previously recovered.

                  (c) With respect to Borrower and the Collateral, nothing contained herein or in any other Loan Document shall be construed as requiring Agent to resort to any portion of the Collateral for the satisfaction of any of the Debt in any preference or priority to any other portion of the Collateral, and Agent may seek satisfaction out of all of the Collateral or any part thereof, in its absolute discretion in respect of the Debt. In addition, Agent shall have the right from time to time to partially foreclose upon the Collateral in any manner and for any amounts secured by the Pledge Agreement then due and payable as determined by Agent in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of Debt Service, Agent may foreclose upon the Collateral to recover such delinquent payments, or (ii) in the event Agent elects to accelerate less than the entire outstanding principal balance of the Loan, Agent may foreclose upon the Collateral to recover so much of the principal balance of the Loan as Agent may accelerate and such other sums secured by the Collateral as Agent may elect. Notwithstanding one or more partial foreclosures, the Collateral shall remain subject to the Pledge Agreement and the other Loan Documents to secure payment of sums secured by the Pledge Agreement and the other Loan Documents and not previously recovered.

                  (d) Agent shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, pledges and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as Agent shall determine in its reasonable discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Agent from time to time, promptly after the request of Agent, a severance agreement and such other documents as Agent shall reasonably request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Agent. Borrower hereby absolutely and irrevocably appoints Agent as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all

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that its said attorney shall do by virtue thereof; provided, however, Agent shall not make or execute any such documents under such power until five (5) days after notice has been given to Borrower by Agent of Agent's intent to exercise its rights under such power. Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

                  (e) Any amounts recovered from the Collateral after an Event of Default may be applied by Agent toward the payment of any interest and/or principal of the Loan and/or any other amounts due under the Loan Documents in such order, priority and proportions as Agent in its sole discretion shall determine.

                  (f) Agent may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or being deemed to have cured any Event of Default hereunder, make, do or perform any obligation of Borrower hereunder in such manner and to such extent as Agent may deem necessary. All such costs and expenses incurred by Agent in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any action or proceeding shall bear interest at the Default Rate, for the period after such cost or expense was incurred into the date of payment to Agent. All such costs and expenses incurred by Agent together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by the liens, claims and security interests provided to Agent under the Loan Documents and shall be immediately due and payable upon demand by Agent therefore.

                  (g) The rights, powers and remedies of Agent under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Agent may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Agent's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Agent may determine in Agent's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

                  (h) For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted in this Section 8.2, Borrower hereby irrevocably constitutes and appoints the Agent its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this subsection in the name and on behalf of Borrower. This power of attorney is a power coupled with an interest and cannot be revoked.

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                  IX.      SPECIAL PROVISIONS

                  SECTION 9.1.      INTENTIONALLY DELETED.

                  SECTION 9.2.      INTENTIONALLY DELETED.

                  SECTION 9.3.      INTENTIONALLY DELETED.

                  SECTION 9.4.      INTENTIONALLY DELETED.

                  SECTION 9.5. SERVICER. At the option of Agent, the Loan may be serviced by a servicer/trustee (the "SERVICER") selected by Agent and Agent may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "SERVICING AGREEMENT") between Agent and Servicer. Agent shall be responsible for all fees and costs relating to or arising under the Servicing Agreement.

                  X.       MISCELLANEOUS

                  SECTION 10.1. SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

                  SECTION 10.2. LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Agent to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Agent and shall be final and conclusive. Whenever this Agreement expressly provides that Lender or Agent may not withhold its consent or its approval of an arrangement or term, such provisions shall also be deemed to prohibit Lender or Agent from delaying or conditioning such consent or approval.

                  SECTION 10.3. GOVERNING LAW. (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF

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THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS
AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

         Latham & Watkins LLP
         885 Third Avenue, Suite 1000
         New York, New York 10022-4802
         David C. Meckler, Esq.
         and David Gordon, Esq.

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AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY
AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  SECTION 10.4. MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

                  SECTION 10.5. DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount. Lender shall have the right to waive or reduce any time periods that Lender is entitled to under the Loan Documents in its sole and absolute discretion.

                  SECTION 10.6. NOTICES. All notices, demands, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by

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(a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this Section 10.6):

                  If to Agent:      CapitalSource Finance LLC
                                    4445 Willard Avenue, 12th Floor
                                    Chevy Chase, Maryland 20815
                                    Attention: Healthcare Finance Group,
                                        Portfolio Manager
                                    Facsimile No. (301) 841-2380

                  If to Lender:     CapitalSource Finance LLC
                                    4445 Willard Avenue, 12th Floor
                                    Chevy Chase, Maryland 20815
                                    Attention: Healthcare Finance Group,

                                            Portfolio Manager
                                    Facsimile No. (301) 841-2380

                                    Highbridge/Zwirn Special Opportunities
                                    Fund, L.P.
                                    9 West 57th Street, 27th Floor
                                    New York, New York 10019
                                    Attention: David Brenner
                                    Facsimile No. (212) 287-4263

                                    Fortress Credit Opportunities I, LP
                                    1251 Avenue of the Americas, 16th Floor
                                    New York, New York 10020
                                    Attention: Joshua A. Pack
                                    Facsimile No. (212) 798-6060

                  with a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                                    4 Times Square
                                    New York, New York 10036
                                    Attention: David L. Nagler
                                    Facsimile No. (917) 777-2369

                  with a copy to:   Hahn & Hessen LLP
                                    488 Madison Avenue
                                    New York, New York 10022
                                    Attention: Daniel D. Batterman
                                    Facsimile No. (212) 478-7400

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                  If to Borrower:   c/o Fountain View, Inc.
                                    27442 Portola Parkway, Suite 200
                                    Foothill Ranch, California 92610
                                    Attention: General Counsel
                                    Facsimile No.: (949) 282-5820

                  With a copy to:   Latham & Watkins LLP
                                    650 Town Center Drive, Suite 2000
                                    Costa Mesa, California 92626-1525
                                    Attention: David C. Meckler, Esq.
                                    Facsimile No.: (714) 755-8290

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender's receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

                  SECTION 10.7. TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

                  SECTION 10.8. HEADINGS. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  SECTION 10.9. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  SECTION 10.10. PREFERENCES. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any

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portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                  SECTION 10.11. WAIVER OF NOTICE. Borrower hereby expressly waives, and shall not be entitled to, any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.

                  SECTION 10.12. REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

                  SECTION 10.13. EXPENSES; INDEMNITY. (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect the Collateral); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental, healthcare and insurance requirements; (iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date (except as otherwise expressly provided for herein); (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters reasonably requested by Lender; (v) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and

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reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, either in response to third party claims or in prosecuting or defending any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents or the Collateral, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Collateral, including the Operators, or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any cost and expenses due and payable to Lender may be paid from any amounts in the Mezzanine Deposit Account.

                  (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

                  (c) Borrower covenants and agrees to pay for or, if Borrower fails to pay, to reimburse Lender for, any fees and expenses incurred by any Rating Agency in connection with any Rating Agency review of the Loan, the Loan Documents or any transaction contemplated thereby or any consent, approval, waiver or confirmation obtained from such Rating Agency pursuant to the terms and conditions of this Agreement or any other Loan Document and the Lender shall be entitled to require payment of such fees and expenses as a condition precedent to the obtaining of any such consent, approval, waiver or confirmation.

                  SECTION 10.14. SCHEDULES INCORPORATED. The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

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

                  SECTION 10.15. OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of any constituent Lender's interest in and to this Agreement, such constituent Lender's Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

                  SECTION 10.16. NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES

                  (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties, or the Collateral other than that of mortgagee, beneficiary or lender.

                  (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

                  SECTION 10.17. PUBLICITY. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents, the financing evidenced by the Loan Documents, to Lender or any of its Affiliates shall be subject to the prior approval of Agent.

                  SECTION 10.18. WAIVER OF MARSHALLING OF ASSETS. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's members partners and others with interests in Borrower, and of the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the Mortgage, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Collateral for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Collateral in preference to every other claimant whatsoever.

                  SECTION 10.19. WAIVER OF OFFSETS/COUNTERCLAIMS. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender.

                  SECTION 10.20. CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE. In the event of any conflict between the provisions of this Loan Agreement and any of the other Loan Documents, the provisions of this Loan Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

                  SECTION 10.21. BROKERS AND FINANCIAL ADVISORS. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

                  SECTION 10.22. PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, the Conditional Commitment Letter dated March 6, 2003 (as amended) between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

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

                  SECTION 10.23. CERTAIN ADDITIONAL RIGHTS OF LENDER (VCOC). Notwithstanding anything which may be contained in this Agreement to the contrary, Agent and each Lender shall have:

                  (a) the right to routinely consult with Borrower's management regarding the significant business activities and business and financial developments of Borrower, provided, however, that such consultations shall not include discussions of environmental compliance programs or disposal of hazardous substances. Consultation meetings should occur at Agent's or the Lender's request on a regular basis (no less frequently than quarterly) with Agent or each Lender having the right to call special meetings at any reasonable times and upon reasonable advance notice; and

                  (b) the right, in accordance with the terms of this Agreement, to examine the books and records of Borrower at any time upon reasonable notice.

                  SECTION 10.24. SUCCESSORS AND ASSIGNS. All covenants, promises, and agreements in this Agreement, by or on behalf of Borrower, shall insure to the benefit of the legal representatives, successors and assigns of Lender, provided that any assignment by Lender is in accordance with Section
11.6 hereof.

                  SECTION 10.25. COUNTERPARTS; LOST NOTES. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Upon receipt of notice of the mutilation, destruction, loss or theft of any Note and the ownership thereof, Borrower shall, upon the written request of the holder of such Note, execute and deliver in replacement thereof a new Note in the same form, in the same original principal amount, so mutilated, destroyed, lost or stolen; and such Note so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder. If the Note being replaced has been mutilated, it shall be surrendered to Borrower after receipt of the replacement Note; and if such replaced Note has been destroyed, lost or stolen, the holder of such Note shall furnish Borrower with a written indemnity in form reasonably satisfactory to Borrower to save them harmless in respect of such replaced Note.

                  SECTION 10.26. REINSTATEMENT. This Agreement and each other Loan Document shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Debt or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Borrower, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Debt shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  SECTION 10.27. JOINT AND SEVERAL. If Borrower or Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

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                  XI.      AGENCY PROVISIONS; ASSIGNMENTS AND PARTICIPATIONS

                  SECTION 11.1.     AGENT

                  (a) Appointment. Each Lender hereby designates and appoints CapitalSource Finance LLC as administrative agent and collateral agent under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes Agent, as administrative agent and collateral agent for such Lender, to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to Agent, as administrative agent and the collateral agent, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Agent agrees to act as such on the conditions contained in this Article. Except for rights specifically noted, the provisions of this Article are solely for the benefit of Agent and Lenders, and Borrower shall have no rights as a third-party beneficiary of any of the provisions hereof. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees. Notwithstanding anything herein contained to the contrary or in any other Loan Document, Agent, as administrative agent and collateral agent, and each of the Lenders agree that the rights and benefits conferred upon Agent in its capacity as administrative agent and collateral agent under this Agreement or any other Loan Document and/or its exercise or enforcement of the rights and remedies under this Agreement or at law or in equity with respect to this Agreement or any other Loan Document shall be for the benefit of Agent on behalf of itself and the Lenders.

                  (b) Nature of Duties. In performing its functions and duties under this Agreement, Agent is acting solely on behalf of Lenders and its duties are administrative in nature and it does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Lenders, other than as expressly set forth herein and in the other Loan Documents, or for Borrower. Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of Lenders. Except for information, notices, reports, and other documents expressly required to be furnished to Lenders by Agent hereunder or given to Agent for the account of or with copies for Lenders, Lenders shall make their own independent investigation of the financial condition and affairs of Borrower in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrower, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide Lenders with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If Agent seeks the consent or approval of Lenders to the taking or refraining from taking any action hereunder, then Agent shall send prior written notice thereof to Lenders. Agent shall promptly notify (in writing) each Lender any time that the applicable percentage of Lenders have instructed Agent to act or refrain from acting pursuant hereto.

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                  (c)      Rights, Exculpation, Etc. Neither Agent nor any of
its officers, directors, managers, members, equity owners, employees or agents shall be liable to any Lender for any action lawfully taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith. Notwithstanding the foregoing, Agent shall be obligated on the terms set forth herein for performance of its express duties and obligations hereunder, and Agent shall be liable with respect to its own gross negligence or willful misconduct. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of such Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such Lender hereby agrees to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties made by Borrower herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of Borrower. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions, or conditions of this Agreement or any of the Loan Documents or the financial condition of Borrower, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from any Lender with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents Agent is permitted or required to take or to grant, and Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders and notwithstanding the instructions of any Lender, Agent shall have no obligation to take any action if it, in good faith believes that such action exposes Agent or any of its officers, directors, managers, members, equity owners, employees or agents to any personal liability unless Agent receives an indemnification reasonably satisfactory to it from any Lender with respect to such action.

                  (d) Reliance. Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

                  (e) Indemnification. Each Lender, severally and not jointly, agree to reimburse and indemnify Agent and its officers, directors, managers, members, equity owners, employees and agents (to the extent not reimbursed by Borrower or Guarantor), ratably according to their respective Pro Rata Share in effect on the date on which indemnification is sought under this subsection of the total outstanding obligations (or, if indemnification is sought after the date the Loan shall have been paid in full, ratably in accordance with their Pro Rata Share immediately prior to such date of the total outstanding obligations), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent or any of its officers, directors, managers, members, equity owners, employees or agents in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent under this Agreement or any of the other Loan Documents; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's gross negligence or willful misconduct. The obligations of Lenders under this Article XI shall survive the payment in full of the Debt and the termination of this Agreement.

                  (f) Agent Individually. With respect to the Loan made by it, Agent shall have and may exercise the same rights and powers hereunder and under the other Loan Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and the other Loan Documents as any other Lender. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender or one of the Required Lenders. Agent may lend money to, and generally engage in any kind of banking, trust or other business with any Borrower or any Subsidiary of any Borrower as if it were not acting as administrative agent and collateral agent pursuant hereto.

                  (g)      Successor Agent.

                           (i)      Resignation and Removal. Agent may resign
from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) days' prior written notice to Borrower and Lenders. Such resignation shall take effect upon the acceptance by a successor to Agent of appointment pursuant to clause (ii) below or as otherwise provided below. Agent may be removed as agent by the Required Lenders, on at least thirty (30) days' prior written notice to Borrower and Agent and the other Lenders.

                           (ii)     Appointment of Successor. Upon any such
notice of resignation or removal pursuant to clause (g)(i) above, Required Lenders shall appoint a successor to Agent (a "SUCCESSOR AGENT") with, so long as no Event of Default shall have occurred and be continuing, the consent of Agent (which consent shall not be unreasonably withheld or delayed). If a Successor Agent shall not have been so appointed within said thirty (30) day period, Agent, upon notice to Borrower, may, on behalf of Lenders, then appoint a Successor Agent who shall serve as administrative agent and collateral agent until such time as Required Lenders (with, so long as no Event of Default shall have occurred and be continuing, the consent of Agent (which consent shall not be unreasonably withheld or delayed)), appoint a Successor Agent as provided above. If no Successor Agent has been appointed pursuant to the foregoing within said thirty (30) day period, the resignation shall become effective and Required Lenders shall thereafter perform all the duties of Agent hereunder, until such time, if any, as Lenders appoint a Successor Agent as provided above.

                           (iii)    Successor Agent. Upon the acceptance of any
appointment under the Loan Documents by a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of Agent, as administrative agent and collateral agent and, upon the earlier of such acceptance or the effective date of Agent's resignation, Agent shall be discharged from its duties and obligations under the Loan Documents, except that any indemnity rights or other rights in favor of Agent, as administrative agent and collateral, shall continue. After Agent's resignation as administrative agent and collateral agent under the Loan Documents, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was administrative agent and collateral agent under the Loan Documents. In the event that Agent shall have resigned or otherwise been replaced, references in this Article XI to Agent shall be deemed to mean a Successor Agent.

                  (h)      Collateral Matters.

                           (i)      Collateral. Each Lender agrees that any
action taken by Agent or the Required Lenders (or, where required by the express terms of this Agreement, a greater proportion of Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents relating to the Collateral, and the exercise by Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders and Agent. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection herewith and with the Loan Documents in connection with the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by Borrowers or any of their Subsidiaries; (iii) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein; (iv) subject to the terms of this Article XI, manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Loan Documents relating to the Collateral, and, (vi) subject to the terms of this Article XI, exercise all remedies given to such Agent and Lenders with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

                           (ii)     Release of Collateral. Lenders hereby
irrevocably authorize Agent, and Agent and Lenders agree for the benefit of Borrower, to release any Lien granted to or held by Agent for the benefit of Lenders upon (A) all Collateral upon termination of this Agreement and payment and satisfaction in full of all Debt; or (B) any portion of the Collateral which is sold, transferred or otherwise disposed of in accordance with the provisions of this Agreement, if Borrower certifies to Agent that such sale, transfer or other disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry). Upon at least five (5) Business Days prior written request by Borrower, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon all or any portion of the Collateral in accordance with the previous sentence.

                           (iii)    Absence of Duty. Agent shall have no
obligation whatsoever to any Lender or any other Person to assure that the property covered by this Agreement or the Loan Documents exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent on behalf of Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 11.1(h) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Loan Documents or any act, omission, or event related thereto, Agent may act in any manner consistent with the provisions of this Agreement and the other Loan Documents and as it may otherwise deem appropriate, in its commercially reasonable discretion, given Agent's own interest in property covered by this Agreement or the Loan Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; provided, that Agent shall exercise the same care which it would in dealing with loans for its own account. Notwithstanding the foregoing, Agent shall be liable with respect to its own gross negligence or willful misconduct.

                  (i) Agency for Perfection. Each Lender hereby appoints Agent as agent for the purpose of perfecting each Lenders' security interest in Collateral which, in accordance with Article 9 of the UCC in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.

                  (j) Exercise of Remedies. Except as set forth in Section 11.3, each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

                  SECTION 11.2.     ACTIONS BY AGENT AND LENDERS.

                  (a) If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other

Loan Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

                  (b) All amendments, waivers and consents to any provision of this Agreement or the other Loan Documents may be amended or waived or consented to if, but only if, such amendment or waiver or consent is in writing and is signed by the Borrowers and the Required Lenders (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver or consent shall, unless signed by all the Lenders, (i) increase or decrease the Commitment of any Lender (except for a ratable decrease in the Commitment of all Lenders) or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest hereunder or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on the Loan or any fees hereunder or change the amortization terms hereunder, (iv) release the Lien of Agent on any other collateral (except pursuant to Section 11.1(h)(ii)), or (v) change the percentage of the aggregate unpaid principal amount of the Notes, or the number of Lenders which shall be required for the Agent or the Lenders to take any action under this Section or any other provision of this Agreement.

                  (c) Upon the occurrence of an Event of Default, Agent shall consult with the Lenders in respect of any such Event of Default to determine the course of action which is acceptable to the Required Lenders. Agent shall pursue such course of action approved by the Required Lenders in respect of any such Event of Default, including, without limitation, commencement of any suit to foreclose any security for the Loan and acquire title to the Collateral or any portion thereof in connection with such foreclosure, or defend, settle or compromise any claims. In the event the Required Lenders cannot decide which remedies, if any, are to be pursued within thirty (30) days after notice of such Event of Default from Agent to the Lenders, Agent may commence foreclosure proceedings on behalf of the Lenders; provided, however, that if at any time thereafter the Required Lenders shall direct that a different or additional remedial action shall be taken, such different or additional remedial action shall be taken by Agent in lieu of or in addition to such foreclosure.

                  SECTION 11.3. SET OFF AND SHARING OF PAYMENTS. In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, to the fullest extent permitted by law, with reasonably prompt subsequent notice to Borrower or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances (general or special, time or demand, provisional or final) held by such Lender at any of its offices for the account of Borrower or the Guarantor (regardless of whether such balances are then due to Borrower or the Guarantor), and (b) other property at any time held or owing by such Lender or such holder to or for the credit or for the account of Borrower or the Guarantor, against and on account of any of the Debt which are not paid when due; except that no Lender shall exercise any such right without the prior written consent of Agent; provided, however, that the failure to give notice to Borrower shall not affect the validity of such set-off and application. Any Lender which has exercised its right to set off or otherwise has received any payment on account of the Debt shall, to the extent the amount of any such set off or payment exceeds its Pro Rata Share of payments obtained by all of Lenders on account of such Debt, purchase for cash participations in each such other Lender's Pro Rata Share of Debt as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such purchasing Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Debt and may sell participations in such excess to other Lenders and holders, and (b) any Lender or holder so purchasing a participation in the Loan made or other Debt held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of the Loan and other Debt in the amount of such participation.

                  SECTION 11.4.     PAYMENTS.

                  (a) Advances and Payments; Interest and Fee Payments. If payments are made directly to Agent, payments of principal, interest and fees in respect of the Loan will be settled, in accordance with each Lender's Pro Rata Share on the first Business Day after such payments are received. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                  (b) Return of Payments. If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind. If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

                  SECTION 11.5. DISSEMINATION OF INFORMATION. Agent will distribute promptly to each Lender copies of all notices, schedules, reports, projections, financial statements, agreements and other material and other information, including, but not limited to, financial and reporting information received from Borrower, the Guarantor or their Subsidiaries or generated by a third party (and excluding only internal information generated by Agent for its own use as a Lender), as provided for in this Agreement and the other Loan Documents as received by Agent. Agent shall promptly give notice to Lenders of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement or any of the other Loan Documents and shall promptly forward a copy thereof to each Lender. Agent shall request information from Borrower, the Guarantor or their Subsidiaries as Lenders may request from time to time. Agent shall not be liable to Lenders for any failure to comply with its obligations under this Section 11.6, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.

                  SECTION 11.6.     ASSIGNMENTS AND PARTICIPATIONS

                  (a) Any constituent Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of such Lender's Note); provided that the parties to each such assignment shall execute and deliver to Agent and Borrower an assignment and acceptance agreement (an "ASSIGNMENT AND ACCEPTANCE") in connection with such assignment, and to, to the extent substitute Notes are required in connection with such assignment, deliver the Note(s) held by the assigning Lender to Agent, to be held until such replacement Notes are delivered to Agent. In addition any constituent Lender may participate to one or more Persons all or any portion of its rights and obligations under this Agreement and the other Loan Documents (including without limitation, all or a portion of such Lender's Note) utilizing such documentation to evidence such participation and the parties' respective rights thereunder as such Lender, in its sole discretion, shall elect, provided, however, that (i) such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and he other Loan Documents and and (iv) any agreement pursuant to which any Lender shall sell any such participation shall provide that such participant's rights and responsibilities to exercise such Lender's rights and enforce each of Borrowers' obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Loan Documents, shall, prior to an Event of Default, be limited to the right to consent to (A) a reduction of the principal of, or rate or amount of interest on the Loan subject to such participation (other than by payment or prepayment thereof), (B) postponement of any date fixed for any payment of principal of, or interest on, the Loan subject to such participation and (C) release of any guarantor of the Debt or release of any collateral that Lender is not otherwise required to release under the Loan.

                  (b) Upon such execution and delivery, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of the assigning Lender, as the case may be, hereunder and such assignee shall be deemed to have assumed such rights and obligations, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assumed by the assignee pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of Lender's rights and obligations under this Agreement and the other Loan Documents, Lender shall cease to be a party hereto) accruing from and after the effective date of the Assignment and Acceptance.

                  (c) Upon its receipt of an Assignment and Acceptance executed by an assignee, Agent shall (i) accept such Assignment and Acceptance, and (ii) give prompt written notice thereof to Borrower along with notice of any replacement Notes required in connection with such assignment (and shall make specify to Borrower that upon receipt of such replacement Notes, it shall deliver the Notes being replaced). Within five (5) Business Days after its receipt of such notice, Borrower, shall execute and deliver to Agent a new Note or Notes to the order of such parties and in such amounts specified in Agent's notice, and Agent shall make a notation of such transaction in the Note Register referenced in Section 11.7. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate then outstanding principal amount of the to be surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the Note.

                  (d) Prior to the occurrence of an Event of Default, a Lender may assign or pledge its interest in the Loan only to a Person (an "Eligible Assignee") that either, (i) is an Affiliate of such Lender, (ii) on an aggregate basis with its Affiliates, has at least $50 million of shareholder's equity or capital/statutory surplus and $100 million of total assets (in name or under management), (iii) is a "Qualified Transferee" under the Mortgagae Intercreditor Agreement or (iv) qualifies as a "Loan Pledgee" or "Conduit" under the Mortgage Intercreditor Agreement. Upon the occurrence and during the continuance of an Event of Default, none of the foregoing restrictions on assignments or pledges shall be applicable. Addtionally, (x) none of the restrictions on assignments contained in this Agreement shall be applicable to participations in any Lender's interest in the Loan and (y) any lender may assign all or a portion of its rights in the Loan to the Federal Reserve Bank.

                  SECTION 11.7. NOTE REGISTER. The ownership of an interest in each Note shall be registered on a record of ownership maintained by Borrower or its agent. Notwithstanding anything else in the Loan Agreement or any Note to the contrary, the right to the principal of, and stated interest on, a Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. All parties to this Agreement shall be entitled to treat the registered holder of a Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in a Note on the part of any other person or entity.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                    SHG PROPERTY RESOURCES, LLC

                                    By:    \s\ Roland G. Rapp
                                           --------------------------------
                                    Name:  Roland G. Rapp
                                    Title: Secretary

                                    SHG INVESTMENTS, LLC

                                    By:    \s\ Roland G. Rapp
                                           --------------------------------
                                    Name:  Roland G. Rapp
                                    Title: Secretary

Commitment $11,500,000.00           CAPITALSOURCE FINANCE LLC

                                    By:   \s\ James J. Pieczynski
                                          --------------------------------
                                    Name:  James J. Pieczynski
                                    Title: Director

Commitment  $5,750,000.00           HIGHBRIDGE/ZWIRN SPECIAL
                                    OPPORTUNITIES FUND, L.P.

                                    By:    \s\ Daniel B. Zwirn
                                           --------------------------------
                                    Name:  Daniel B. Zwirn
                                    Title: Managing Principal

Commitment $5,750,000.00            FORTRESS CREDIT OPPORTUNITIES I, LP

                                    By:  FORTRESS CREDIT
                                         OPPORTUNITIES I GP LLC, its
                                         General Partner

                                         By: \s\ Marc K. Furstein
                                             ------------------------------
                                         Name:  Marc K. Furstein
                                         Title: Chief Operating Officer

Solely for the purposes set forth in the last sentence of Section 2.6.3, Section 4.1.39 and Section 5.3 of this Agreement:

FOUNTAIN VIEW, INC., a
Delaware corporation

By:    \s\ Roland G. Rapp
       ------------------------
Name:  Roland G. Rapp
Title: Secretary

                                   SCHEDULE I

                        PROPERTIES AND MORTGAGE BORROWERS

                                                                                  MORTGAGE BORROWERS
                                  TYPE OF                        -------------------------------------------------------
         INDIVIDUAL PROPERTIES    FACILITY     COUNTY    STATE      OPERATOR           FEE OWNERS     MASTER LESSEE
------------------------------------------------------------------------------------------------------------------------
1.     Carehouse Care Center        SNF     Orange        CA     Carehouse            SHG Secured     California Secured
                                                                 Healthcare Center,   Resources, LP   Resources, LLC
                                                                 LLC
------------------------------------------------------------------------------------------------------------------------
2.     Devonshire Care Center       SNF     Riverside     CA     Devonshire Care      SHG Secured     California Secured
                                                                 Center, LLC          Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
3.     Fountain Care Center         SNF     Orange        CA     Fountain Care        SHG Secured     California Secured
                                                                 Center, LLC          Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
4.     Fountain Senior Assisted     ALF     Orange        CA     Fountain Senior      SHG Secured     California Secured
       Living                                                    Assisted Living,     Resources, LP   Resources, LLC
                                                                 LLC
------------------------------------------------------------------------------------------------------------------------
5.     Spring Assisted Living       ALF     Los Angeles   CA     Spring Senior        SHG Secured     California Secured
       and Retirement                                            Assisted Living,     Resources, LP   Resources, LLC
                                                                 LLC
------------------------------------------------------------------------------------------------------------------------
6.     Earlwood Care Center         SNF     Los Angeles   CA     The Earlwood, LLC    SHG Secured     California Secured
                                                                                      Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
7.     Valley Health Care Center    SNF     Fresno        CA     Valley Healthcare    SHG Secured     California Secured
                                                                 Center, LLC          Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
8.     Villa Maria Care Center      SNF     Santa         CA     Villa Maria          SHG Secured     California Secured
                                            Barbara              Healthcare Center,   Resources, LP   Resources, LLC
                                                                 LLC
------------------------------------------------------------------------------------------------------------------------
9.     Willow Creek Health Care     SNF     Fresno        CA     Willow Creek         SHG Secured     California Secured
       Center                                                    Healthcare Center,   Resources, LP   Resources, LLC
                                                                 LLC
------------------------------------------------------------------------------------------------------------------------
10.    Briarcliff Nursing and       SNF     Hidalgo       TX     Briarcliff Nursing   SHG Secured     Texas Secured
       Rehabilitation Center                                     and Rehabilitation   Resources, LP   Resources, LLC
                                                                 Center, LP
------------------------------------------------------------------------------------------------------------------------
11.    Clairmont Nursing Home       SNF     Jefferson     TX     Clairmont            SHG Secured     Texas Secured
       (Beaumont)                                                Beaumont, LP         Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
12.    Clairmont Nursing Home       SNF     Gregg         TX     Clairmont            SHG Secured     Texas Secured
       (Longview)                                                Longview, LP         Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
13.    Colonial Manor Care          SNF     Comal         TX     Colonial New         SHG Secured     Texas Secured
       Center                                                    Braunfels Care       Resources, LP   Resources, LLC
                                                                 Center, LP
------------------------------------------------------------------------------------------------------------------------
14.    Colonial Manor (Tyler)       SNF     Smith         TX     Colonial Tyler       SHG Secured     Texas Secured
                                                                 Care Center, LP      Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
15.    Comanche Trail Nursing       SNF     Howard        TX     Comanche Nursing     SHG Secured     Texas Secured
       Center                                                    Center, LP           Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------

                                   Sched. I-1

                                                                                  MORTGAGE BORROWERS
                                  TYPE OF                        -------------------------------------------------------
         INDIVIDUAL PROPERTIES    FACILITY     COUNTY    STATE      OPERATOR           FEE OWNERS     MASTER LESSEE
------------------------------------------------------------------------------------------------------------------------
16.    Coronado Nursing Center      SNF     Taylor        TX     Coronado Nursing     SHG Secured     Texas Secured
                                                                 Center, LP           Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
17.    Oak Manor Nursing Center     SNF     Fayetee       TX     Flatonia Oak         SHG Secured     Texas Secured
                                                                 Manor, LP            Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
18.    Guadalupe Valley Nursing     SNF     Guadalupe     TX     Guadalupe Valley     SHG Secured     Texas Secured
       Center                                                    Nursing Center, LP   Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
19.    Hallettsville Nursing        SNF     Lavaca        TX     Hallettsville        SHG Secured     Texas Secured
       Center                                                    Rehabilitation and   Resources, LP   Resources, LLC
                                                                 Nursing Center, LP
------------------------------------------------------------------------------------------------------------------------
20.    Lubbock Hospitality House    SNF     Lubbock       TX     Hospitality          SHG Secured     Texas Secured
                                                                 Nursing and          Resources, LP   Resources, LLC
                                                                 Rehabilitation
                                                                 Center, LP
------------------------------------------------------------------------------------------------------------------------
21.    Live Oak Nursing Center      SNF     Live Oak      TX     Live Oak Nursing     SHG Secured     Texas Secured
                                                                 Center, LP           Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
22.    Monument Hill Nursing        SNF     Fayette       TX     Monument             SHG Secured     Texas Secured
       Center                                                    Rehabilitation and   Resources, LP   Resources, LLC
                                                                 Nursing Center, LP
------------------------------------------------------------------------------------------------------------------------
23.    Oak Crest Nursing Center     SNF     Aransas       TX     Oak Crest Nursing    SHG Secured     Texas Secured
                                                                 Center, LP           Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
24.    Oakland Manor Nursing        SNF     Lee           TX     Oakland Manor        SHG Secured     Texas Secured
       Center                                                    Nursing Center, LP   Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
25.    Southwood Care Center        SNF     Travis        TX     Southwood Care       SHG Secured     Texas Secured
                                                                 Center, LP           Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
26.    Cityview Care Center         SNF     Tarrant       TX     Texas Cityview       SHG Secured     Texas Secured
                                                                 Care Center, LP      Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
27.    Heritage Oaks Nursing        SNF     Lubbock       TX     Texas Heritage       SHG Secured     Texas Secured
       and Rehabilitation Center                                 Oaks Nursing and     Resources, LP   Resources, LLC
                                                                 Rehabilitation
                                                                 Center, LP
------------------------------------------------------------------------------------------------------------------------
28.    Clairmont Nursing Home       SNF     Smith         TX     The Clairmont        SHG Secured     Texas Secured
       (Tyler)                                                   Tyler, LP            Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
29.    Town & Country Manor         SNF     Kendall       TX     Town and Country     SHG Secured     Texas Secured
                                                                 Manor, LP            Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------
30.    West Side Campus of Care     SNF     Tarrant       TX     West Side Campus     SHG Secured     Texas Secured
                                                                 of Care, LP          Resources, LP   Resources, LLC
------------------------------------------------------------------------------------------------------------------------

                                   Sched. 1-2

                                   SCHEDULE II

                                    LICENSES

                         Fountain Senior Assisted Living

                      Spring Assisted Living and Retirement

                                   Sched. II-1

                                  SCHEDULE III

                            FORM OF OCCUPANCY REPORT

                                  See attached.

                                   Sched. III-1

                                  SCHEDULE IV

                            ORGANIZATIONAL STRUCTURE

                                  See attached.

                                   Sched. IV-1

                                   SCHEDULE V

                              LICENSED BED CAPACITY

                                              LICENSED
                                              BED/UNIT
               INDIVIDUAL PROPERTIES          CAPACITY
-------------------------------------------------------
1.     Carehouse Care Center                  174 beds
-------------------------------------------------------
2.     Devonshire Care Center                 99 beds
-------------------------------------------------------
3.     Fountain Care Center                   179 beds
-------------------------------------------------------
4.     Fountain Senior Assisted Living        153 units
-------------------------------------------------------
5.     Spring Assisted Living and Retirement  51 units
-------------------------------------------------------
6.     Earlwood Care Center                   87 beds
-------------------------------------------------------
7.     Valley Health Care Center              99 beds
-------------------------------------------------------
8.     Villa Maria Care Center                88 beds
-------------------------------------------------------
9.     Willow Creek Health Care Center        159 beds
-------------------------------------------------------
10.    Briarcliff Nursing and Rehabilitation  194 beds
       Center
-------------------------------------------------------
11.    Clairmont Nursing Home (Beaumont)      148 beds
-------------------------------------------------------
12.    Clairmont Nursing Home (Longview)      178 beds
-------------------------------------------------------
13.    Colonial Manor Care Center             172 beds
-------------------------------------------------------
14.    Colonial Manor (Tyler)                 172 beds
-------------------------------------------------------
15.    Comanche Trail Nursing Center          119 beds
-------------------------------------------------------
16.    Coronado Nursing Center                221 beds
-------------------------------------------------------
17.    Oak Manor Nursing Center               90 beds
-------------------------------------------------------
18.    Guadalupe Valley Nursing Center        150 beds
-------------------------------------------------------
19.    Hallettsville Nursing Center           120 beds
-------------------------------------------------------

                                   Sched. V-1

\

                                              LICENSED
                                              BED/UNIT
               INDIVIDUAL PROPERTIES          CAPACITY
-------------------------------------------------------
-------------------------------------------------------
20.    Lubbock Hospitality House              117 beds
-------------------------------------------------------
21.    Live Oak Nursing Center                100 beds
-------------------------------------------------------
22.    Monument Hill Nursing Center           110 beds
-------------------------------------------------------
23.    Oak Crest Nursing Center               92 beds
-------------------------------------------------------
24.    Oakland Manor Nursing Center           120 beds
-------------------------------------------------------
25.    Southwood Care Center                  120 beds
-------------------------------------------------------
26.    Cityview Care Center                   210 beds
-------------------------------------------------------
27.    Heritage Oaks Nursing and              159 beds
       Rehabilitation Center
-------------------------------------------------------
28.    Clairmont Nursing Home (Tyler)         120 beds
-------------------------------------------------------
29.    Town & Country Manor                   126 beds
-------------------------------------------------------
30.    West Side Campus of Care               240 beds
-------------------------------------------------------

                                   Sched. V-1

                                   SCHEDULE VI

                             INTENTIONALLY DELETED.

                                   Sched. VI-1

                                  SCHEDULE VII

                        MEZZANINE LOAN ALLOCATED AMOUNTS

        TEXAS FACILITIES                 MEZZANINE LOAN ALLOCATION
        ----------------                 -------------------------
City View Care Center                         $    734,225.16
Clairmont Beaumont                            $  1,328,534.12
Clairmont of Longview                         $  1,235,722.35
Colonial Manor Tyler                          $    908,080.45
Clairmont of Tyler                            $  1,100,482.35
Coronado Nursing Center                       $    786,248.24
Colonial Manor Care Center                    $    674,914.24
Lubbock Hospitality House                     $    393,976.47
Halletsville Rehab and Nursing Center         $     73,261.91
Heritage Oaks Nursing and Rehab               $  1,092,905.88
Monument Hill Nursing                         $    684,155.29
Oak Crest Center                              $    197,556.47
Oak Manor Nursing Center                      $    239,984.71
Oakland Manor Nursing Center                  $     92,438.41
Southwood Care Center                         $    385,831.76
Town and Country Manor                        $    380,717.65
West Side Campus of Care                      $    620,512.94
Briarcliff Nursing and Rehab Center           $  2,040,776.47
Comanche Trail Nursine Center                 $    268,964.71
Guadalupe Valley Nursing Center               $    917,510.59
Live Oak Nursing Center                       $    700,065.88
SUB TOTALS                                    $ 14,856,866.05

    CALIFORNIA FACILITIES
    ---------------------

Fountain Assisted Living Center               $    332,715.37
Spring Retirement Center                      $    413,204.15
Carehouse Care Center                         $  1,076,888.20
Devonshire Care Center                        $    799,844.55
Earlwood Care Center                          $    799,642.92
Fountain Care Center                          $    883,225.37
Valley Health Care Center                     $  1,448,201.02
Villa Maria Care Center                       $    714,803.26
Willow Creek Care Center                      $  1,674,609.12
SUB TOTALS                                    $  8,143,133.95

TOTAL COMBINED                                $ 23,000,000.00

                                   Sched. VIII-1

                                  SCHEDULE VIII

                        BORROWER PLEDGED ENTITY INTERESTS

                                DE 1-21 ENTITIES

Texas Cityview Care Center GP, LLC, a Delaware limited liability company Clairmont Beaumont GP, LLC, a Delaware limited liability company
Clairmont Longview GP, LLC, a Delaware limited liability company
The Clairmont Tyler GP, LLC, a Delaware limited liability company
Colonial New Braunfels GP, LLC, a Delaware limited liability company
Colonial Tyler GP, LLC, a Delaware limited liability company
Coronado Nursing Center GP, LLC, a Delaware limited liability company Hallettsville Rehabilitation GP, LLC, a Delaware limited liability company Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC, a Delaware limited liability company
Hospitality Nursing GP, LLC, a Delaware limited liability company
Monument Rehabilitation GP, LLC, a Delaware limited liability company
Oak Crest Nursing Center GP, LLC, a Delaware limited liability company Flatonia Oak Manor GP, LLC, a Delaware limited liability company
Oakland Manor GP, LLC, a Delaware limited liability company
Southwood Care Center GP, LLC, a Delaware limited liability company
Town and Country Manor GP, LLC, a Delaware limited liability company
West Side Campus of Care GP, LLC, a Delaware limited liability company Comanche Nursing Center GP, LLC, a Delaware limited liability company Guadalupe Valley Nursing Center GP, LLC, a Delaware limited liability company Briarcliff Nursing and Rehabilitation Center GP, LLC, a Delaware limited liability company
Live Oak Nursing Center GP, LLC, a Delaware limited liability company

                                DE 24-32 ENTITIES

Carehouse Healthcare Center, LLC, a Delaware limited liability company Devonshire Care Center, LLC, a Delaware limited liability company
The Earlwood, LLC, a Delaware limited liability company
Fountain Care Center, LLC, a Delaware limited liability company
Fountain Senior Assisted Living, LLC, a Delaware limited liability company Spring Senior Assisted Living, LLC, a Delaware limited liability company Valley Healthcare Center, LLC, a Delaware limited liability company
Villa Maria Healthcare Center, LLC, a Delaware limited liability company Willow Creek Healthcare Center, LLC, a Delaware limited liability company

                               NTLP 1-21 ENTITIES

Texas Cityview Care Center, LP, a Delaware limited partnership

                                  Sched. VIII-2

Clairmont Beaumont, LP, a Delaware limited partnership
Clairmont Longview, LP, a Delaware limited partnership
The Clairmont Tyler, LP, a Delaware limited partnership
Colonial New Braunfels Care Center, LP, a Delaware limited partnership
Colonial Tyler Care Center, LP, a Delaware limited partnership
Coronado Nursing Center, LP, a Delaware limited partnership
Hallettsville Rehabilitation and Nursing Center, LP, a Delaware limited partnership
Texas Heritage Oaks Nursing and Rehabilitation Center, LP, a Delaware limited partnership
Hospitality Nursing and Rehabilitation Center, LP, a Delaware limited partnership
Monument Rehabilitation and Nursing Center, LP, a Delaware limited partnership Oak Crest Nursing Center, LP, a Delaware limited partnership
Flatonia Oak Manor, LP, a Delaware limited partnership
Oakland Manor Nursing Center, LP, a Delaware limited partnership
Southwood Care Center, LP, a Delaware limited partnership
Town and Country Manor, LP, a Delaware limited partnership
West Side Campus of Care, LP, a Delaware limited partnership
Comanche Nursing Center, LP, a Delaware limited partnership
Guadalupe Valley Nursing Center, LP, a Delaware limited partnership
Briarcliff Nursing and Rehabilitation Center, LP, a Delaware limited partnership Live Oak Nursing Center, LP, a Delaware limited partnership

                                   Sched. VIII-3

                                   SCHEDULE IX

                    EXCEPTIONS TO HEALTH CARE REPRESENTATIONS

                                                          SUBSTANDARD      DENIAL OF
        FACILITY           SURVEY DATE        TAG       QUALITY OF CARE     PAYMENT
                                                          DEFICIENCY      DEFICIENCY
------------------------------------------------------------------------------------
Clairmont Nursing Home       4/16/03         F224G          None             None
    (Tyler)
------------------------------------------------------------------------------------
Colonial Manor (Tyler)       6/13/03         F314G          None             None
------------------------------------------------------------------------------------
Comanche Trail Nursing       6/19/03     F279G, F324G       None             None
    Center
------------------------------------------------------------------------------------
Monument Hill Nursing        7/15/03         F224G          None             None
    Center
------------------------------------------------------------------------------------
Guadalupe Valley Nursing     3/28/03         F327G          None             None
    Center
------------------------------------------------------------------------------------

                                   Sched. IX-1

                                 SCHEDULE 4.2(h)

                                           MEDICARE     MEDICAID
              INDIVIDUAL PROPERTIES       PROVIDER #   PROVIDER #
-----------------------------------------------------------------
1.     Carehouse Care Center               05-6332     LTC55765F
-----------------------------------------------------------------
2.     Devonshire Care Center              05-6095     ZZT06095F
-----------------------------------------------------------------
3.     Fountain Care Center                55-5259     LTC55259F
-----------------------------------------------------------------
4.     Earlwood Care Center                05-5032     ZZT05032G
-----------------------------------------------------------------
5.     Valley Health Care Center           05-6225     ZZR06225F
-----------------------------------------------------------------
6.     Villa Maria Care Center             05-5830     ZZT05830H
-----------------------------------------------------------------
7.     Willow Creek Health Care Center     55-5652     LTC55652F
-----------------------------------------------------------------
8.     Briarcliff Nursing and              67-5162     H06751629
       Rehabilitation Center
-----------------------------------------------------------------
9.     Clairmont Nursing Home (Beaumont)   45-5757     H04557577
-----------------------------------------------------------------
10.    Clairmont Nursing Home (Longview)   45-5684     H04556843
-----------------------------------------------------------------
11.    Colonial Manor Care Center          45-5020     H04550201
-----------------------------------------------------------------
12.    Colonial Manor (Tyler)              45-5429     H04554293
-----------------------------------------------------------------
13.    Comanche Trail Nursing Center       67-5462     H06754623
-----------------------------------------------------------------
14.    Coronado Nursing Center             67-5746     H04556817
-----------------------------------------------------------------
15.    Oak Manor Nursing Center            67-5445     H06754457
-----------------------------------------------------------------
16.    Guadalupe Valley Nursing Center     45-5869     H04558697
-----------------------------------------------------------------
17.    Hallettsville Nursing Center        67-5095     H06750955
-----------------------------------------------------------------
18.    Lubbock Hospitality House           45-5940     H04559403
-----------------------------------------------------------------
19.    Live Oak Nursing Center             67-5104     H06751045
-----------------------------------------------------------------

                                Sched. 4.2(h)-1

                                           MEDICARE     MEDICAID
              INDIVIDUAL PROPERTIES       PROVIDER #   PROVIDER #
-----------------------------------------------------------------
20.    Monument Hill Nursing Center        45-5715     H04557157
-----------------------------------------------------------------
21.    Oak Crest Nursing Center            45-5974     H04559745
-----------------------------------------------------------------
22.    Oakland Manor Nursing Center        67-5101     H06751011
-----------------------------------------------------------------
23.    Southwood Care Center               45-5887     H04558871
-----------------------------------------------------------------
24.    Cityview Care Center                67-5622     001004921
-----------------------------------------------------------------
25.    Heritage Oaks Nursing and           67-5346     H06753467
       Rehabilitation Center
-----------------------------------------------------------------
26.    Clairmont Nursing Home (Tyler)      45-5485     H04554855
-----------------------------------------------------------------
27.    Town & Country Manor                45-5796     H04557965
-----------------------------------------------------------------
28.    West Side Campus of Care            45-5592     H04555927
-----------------------------------------------------------------

                                Sched. 4.2(h)-1

                                 SCHEDULE 4.2(j)

                                      None.

                                 Sched. 5.3.2-1

                                 SCHEDULE 5.3.2

                             PERMITTED INDEBTEDNESS

Indebtedness as contemplated or permitted by the Loan Documents and the Plan of Reorganization.

                                  Sched. VIII-2

                                 SCHEDULE 5.3.3

                                 PERMITTED LIENS

---------------------------------------------------------------------------------------------------------------------
                DEBTOR                                                            LIEN                    COLLATERAL
             (SEARCH NAME)             JURISDICTION           SECURED PARTY       TYPE     FILING INFO    DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
Fountain View Inc. Woodland Care    California          Minolta Business Systems   UCC   9821760613       Equipment
Center 7120 Corbin Ave              Secretary of State  Inc.                             filed: 8-3-98
7120 Corbin Ave                                         Po Box 728
Reseda, CA 91335                                        Park Ridge, NJ 07656
---------------------------------------------------------------------------------------------------------------------
Hancock Park Convalescent Hospital  California          BCL Capital                UCC   199823960967     Equipment
505 North La Brea Avenue            Secretary of State  115 W. College Dr                filed: 8-27-98
Los Angeles, CA 90036                                   Marshall, MN 56258
---------------------------------------------------------------------------------------------------------------------
Rio Hondo Convalescent Hospital     California          Ecolab Inc.                UCC   199932360360     Equipment
273 East Beverly Blvd.              Secretary of State  370 Wabasha St                   filed: 11-12-99
Los Angeles, CA 90640                                   St. Paul, MN 90540
---------------------------------------------------------------------------------------------------------------------
Summit Care-California, Inc.        California          Safeco Credit Co, Inc.     UCC   0112961109       Equipment
1835 W. La Veta Ave                 Secretary of State  dba Safeline Leasing             filed: 5-7-01
Orange, CA 92868                                        10915 Willows Rd NE
                                                        Redmond, WA 98052
and

Fountain Care Center
1835 W. La Veta Ave
Orange, CA 92868
---------------------------------------------------------------------------------------------------------------------
Summit Care Corp.,                  Texas Secretary of  IKON Office Solutions      UCC   9900115658       Equipment
dba Oak Crest Nursing Center        State               2090 Woodward                    filed: 6-7-99
1902 FM 3036                                            Austin, TX 78744
Rockport, TX 78382
---------------------------------------------------------------------------------------------------------------------

                                 Sched. 5.3.3-1

---------------------------------------------------------------------------------------------------------------------
                DEBTOR                                                            LIEN                    COLLATERAL
             (SEARCH NAME)             JURISDICTION           SECURED PARTY       TYPE     FILING INFO    DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Summit Care Corporation             Texas Secretary of  Mellon First United        UCC   9800136642       Equipment
1300 Old Blanco Rd., Ste 150        State               Leasing                          filed: 7-3-98
San Antonio, TX 78216                                   100 Corporate North
                                                        Brannockburn, IL 60015
---------------------------------------------------------------------------------------------------------------------
Summit Care Texas, L.P.             Texas Secretary of  Shackelford Incorporated   UCC   9800160360       Equipment
2600 West Magnolia Blvd.            State               10900 Northwest Frwy Ste         filed: 8-6-03
Burbank, CA 91505                                       103
                                                        Houston, TX 77092
---------------------------------------------------------------------------------------------------------------------
Summit Care Texas, L.P.             Texas Secretary of  Safeco Credit Co., Inc.    UCC   0100088987       Equipment
1950 Las Vegas Trail South          State               dba Safeline Leasing             filed: 5-7-01
White Settlement, TX 76108                              10950 Willows Rd NE
                                                        Redmond, WA 98052
and

West Side Campus Care
1950 Las Vegas Trail South
White Settlement, TX 76108
---------------------------------------------------------------------------------------------------------------------
Summit Care Texas, L.P.             Texas Secretary of  Norwest Financial          UCC   9900093404       Equipment
1751 N. 15th St                     State               Leasing, Inc.                    filed: 5-10-99
Abilene, TX 79601                                       1700 Iowa Ave., Ste 240
                                                        Riverside, CA 92507
---------------------------------------------------------------------------------------------------------------------
Summit Care Texas, L.P.             Texas Secretary of  Dan Tipps                  UCC   020008568685     Equipment
4710 Slide Rd.                      State               PO Box 12380                     filed: 5-10-99
Lubbock, TX 79414                                       Lubbock, TX 79452
---------------------------------------------------------------------------------------------------------------------

                                 Sched. VIII-2

                                 SCHEDULE 5.3.4

                    INVESTMENTS; NEW FACILITIES OR COLLATERAL

                                      None.

                                 Sched. 5.3.4-1

                                 SCHEDULE 5.3.6

                          TRANSACTIONS WITH AFFILIATES

1. Agreements, whether written or oral, regarding the reimbursement of certain out-of-pocket and allocated overhead expenses incurred by Heritage Partners in connection with the management and operation of Guarantor.

2. $32,392,800 Promissory Note by SHG Investments, LLC in favor of Summit Care Texas, L.P.

3.   Long-term care facilities leases with Robert and Sheila Snukal:

          a. Fountainview Convalescent Hospital, 5310 Fountain Avenue, Los Angeles, CA.

          b.   Rio Hondo Nursing Center, 237 East Beverly Boulevard, Montebello,
               CA.

          c. Sycamore Park Convalescent Hospital, 4585 North Figueroa Street, Los Angeles, CA.

          d. Montebello Convalescent Hospital, 1035 West Beverly Boulevard, Montebello, CA

4.   Intercompany agreements to provide services and supplies at the facilities.

                                 Sched. 5.3.6-1

                                 SCHEDULE 5.3.9

                             CONTINGENT OBLIGATIONS

                                      None.

                                 Sched. 5.3.9-1

                                 SCHEDULE 5.3.11

                              LEASEHOLD PROPERTIES

                                   TYPE OF
        INDIVIDUAL PROPERTIES      FACILITY     COUNTY      STATE
------------------------------------------------------------------
1.     Alexandria Convalescent       SNF      Los Angeles    CA
       Hospital
-----------------------------------------------------------------
2.     Brier Oak Terrace Care        SNF      Los Angeles    CA
       Center
-----------------------------------------------------------------
3.     Elmcrest Convalescent         SNF      Los Angeles    CA
-----------------------------------------------------------------
4.     Hancock Park Convalescent     SNF      Los Angeles    CA
-----------------------------------------------------------------
5.     Hancock Park Retirement       ALF      Los Angeles    CA
       Hotel
-----------------------------------------------------------------
6.     Fountainview Convalescent     SNF      Los Angeles    CA
-----------------------------------------------------------------
7.     Rio Hondo Nursing Center      SNF      Los Angeles    CA
-----------------------------------------------------------------
8.     Sycamore Park                 SNF      Los Angeles    CA
       Convalescent
-----------------------------------------------------------------
9.     Montebello Convalescent       SNF      Los Angeles    CA
-----------------------------------------------------------------
10.    Anaheim Terrace Care          SNF      Orange         CA
       Center
-----------------------------------------------------------------
11.    Bay Crest Care Center         SNF      Los Angeles    CA
-----------------------------------------------------------------
12.    Palm Grove Care Center        SNF      Orange         CA
-----------------------------------------------------------------
13.    Royalwood Care Center         SNF      Los Angeles    CA
-----------------------------------------------------------------
14.    Sharon Care Center            SNF      Los Angeles    CA
-----------------------------------------------------------------
15.    Woodland Care Center          SNF      Los Angeles    CA
-----------------------------------------------------------------
16.    Carson Retirement             ALF      Los Angeles    CA
-----------------------------------------------------------------
17.    Hemet Assisted Living         ALF      Riverside      CA
       Retirement Center
-----------------------------------------------------------------
18.    Foothill Ranch Corporate      n/a      Orange         CA
       Office
-----------------------------------------------------------------
19.    Texas Regional Office         n/a      Comal          TX
-----------------------------------------------------------------
20.    Skilled Care Pharmacy         n/a      Los Angeles    CA
       (Monrovia)
-----------------------------------------------------------------
21.    Skilled Care Pharmacy         n/a      Orange         CA
       (Yorba Linda)
-----------------------------------------------------------------

                                 Sched. 5.3.11-1

                                    EXHIBIT A

                             INTENTIONALLY DELETED.

                                   Exhibit A-1

                                     ANNEX I

                               FINANCIAL COVENANTS

                  1)       Minimum EBITDA

Guarantor shall not permit EBITDA as of the end of any fiscal quarter during any fiscal year (calculated for the four fiscal quarter period ended as of the end of such fiscal quarter) to be less than the amounts set forth below corresponding to such fiscal year.

FISCAL YEAR ENDED                             MINIMUM EBITDA
-----------------                             --------------
12/31/03                                      $   42,000,000

12/31/04 and as at the end of each
fiscal quarter during each fiscal
year thereafter                               $   45,000,000

                  2)       Net Total Leverage Ratio (Total Debt to EBITDA)

Guarantor shall not permit the Net Total Leverage Ratio of Guarantor on a Consolidated Basis as of the end of any fiscal quarter during any fiscal year (calculated as of the end of such fiscal quarter) to exceed 6.5 to 1.

                  3)       Net Senior Leverage Ratio (Senior Debt to EBITDA)

Guarantor shall not permit the Net Senior Leverage Ratio of Guarantor on a Consolidated Basis as of the end of any fiscal quarter during any fiscal year (calculated as of the end of such fiscal quarter) to exceed 4 to 1.

                  4)       Net Interest Coverage Ratio (EBITDA/Interest Expense)

Guarantor shall not permit the Net Interest Coverage Ratio of Guarantor on a Consolidated Basis as of the end of any fiscal quarter during any fiscal year (calculated as of the end of such fiscal quarter to be less than 1.75 to 1.

                  5)       Fixed Charge Coverage Ratio (EBITDA/Fixed Charges)

Guarantor shall not permit the Fixed Charge Ratio of Guarantor on a Consolidated Basis as of the end of any fiscal quarter during any fiscal year (calculated as of the end of such fiscal quarter) to be less than the ratio set forth below for such fiscal year:

FISCAL YEAR ENDED                       FIXED CHARGE COVERAGE RATIO
-----------------                       ---------------------------
December 31, 2003                               1.10 to 1

                                   Annex I-1

                  December 31, 2004 and at the end of each     1.25 to 1
                  of each fiscal quarter during each fiscal year thereafter

                  6)       Tangible Net Worth

Until full performance and satisfaction, and indefeasible payment in full in cash, of all the Obligations (other than Unmatured Surviving Obligations), Guarantor on a Consolidated Basis will at all times maintain Tangible Net Worth of not less than ($100,000,000).

                  7)       Minimum Liquidity

At Closing and at all other times Guarantor and the Borrowers under the Guarantor Revolving Credit Agreement shall have not less than $3,000,000 of Available Cash on hand.

                  8)       Capital Expenditures

Guarantor on a Consolidated Basis shall not permit Maintenance Capital Expenditures made during any fiscal year to exceed $7,000,000.

                  For purposes of the covenants set forth in this Annex I, the terms listed below shall have the following meanings:

                  "Available Cash" shall mean, for any date of determination, the sum without duplication of the following for Guarantor and the Borrowers under the Guarantor Revolving Credit Agreement: (a) unrestricted cash on hand on such date, (b) Cash Equivalents held on such date, and (c) the unborrowed Availability (as defined in the Guarantor Revolving Credit Agreement) on and as of such date.

                  "Consolidated Basis" shall mean the consolidation in accordance with GAAP of the accounts or other items of Guarantor and its Subsidiaries.

                   "EBITDA" shall mean, for any period, the sum, without duplication, of the following for Guarantor on a Consolidated Basis (i) Net Income, (ii) Interest Expense, (iii) taxes on income, whether paid, payable or accrued, (iv) depreciation expense, (v) amortization expense, (vi) the impact on Net Income of FASB 121 and 142, (vii) Restructuring Costs and (viii) the impact on Net Income of any gains and losses from the sales of fixed assets, and (ix) the impact on Net Income of any extraordinary items, each calculated for such period in accordance with GAAP.

                  "Fixed Charge Coverage Ratio" shall mean, as of any date of determination, the ratio for Guarantor on a Consolidated Basis of (i) EBITDA to
(ii) Fixed Charges, in each case for the four fiscal quarter period ended as of such date of determination.

                                   Annex I-2

                  "Fixed Charges" shall mean for any period for Guarantor on a Consolidated Basis, the sum during such period of (i) Total Debt Service, (ii) Capital Expenditures not financed with Non-Recourse Indebtedness (as defined in the Guarantor Revolving Credit Agreement), (iii) taxes on income whether paid, payable or accrued, and (iv) dividends whether paid, payable or accrued, each calculated in accordance with GAAP.

                  "Intangible Assets" means all intangible assets (determined in conformity with GAAP) including, without limitation, goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income, restricted funds, investments in Subsidiaries, intercompany receivables and accumulated depreciation.

                  "Interest Expense" shall mean, for any period, total interest expense (including attributable to Capital Leases in accordance with GAAP) of Guarantor on a Consolidated Basis for such period, calculated in accordance with GAAP, including capitalized interest, provided, however, for purposes of this Agreement for any fiscal quarter ended prior to September 30, 2004, Interest Expense shall be calculated as follows: (i) for the four fiscal quarters ended September 30, 2003 Interest Expense shall equal $23,700,000, (ii) for the four fiscal quarters ended December 31, 2003, Interest Expense shall equal actual Interest Expense for the fiscal quarter ended December 31, 2003 multiplied by 4,
(iii) for the four fiscal quarters ended March 31, 2004, Interest Expense shall equal actual Interest Expense for the 2 fiscal quarters ended March 31, 2004 multiplied by 2 and (iv) for the four fiscal quarters ended June 30, 2004, Interest Expense shall equal actual Interest Expense for the three fiscal quarters ended June 30, 2004 multiplied by 1.33.

                  "Maintenance Capital Expenditures" shall mean Capital Expenditures other than Capital Expenditures that are made in connection with the acquisition by Borrower or any Subsidiary of Borrower of a Facility or the operations related to a Facility.

                  "Net Income" shall mean, for any period, the net income (or loss) of Guarantor on a Consolidated Basis for such period, determined in conformity with GAAP, provided that there shall be excluded (i) the income (or loss) of any Person in which any other Person (other than Guarantor) has a joint interest, but the amount of dividends or other distributions actually paid to a Borrower by such Person shall be included in net income (or loss), (ii) the income (or loss) of any Person accrued prior to the date it became a Borrower or is merged into or consolidated with a Borrower or that Person's assets are acquired by a Borrower, (iii) the income of any Subsidiary of any Borrower to the extent that the declaration or payment of dividends or similar distributions of that income by such Subsidiary is not at the time permitted by operation of the terms of the charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary, (iv) compensation expense resulting from the issuance of capital stock, stock options or stock appreciation rights issued to former or current employees, including officers, of any Borrower or any Subsidiary of any Borrower, or the exercise of such options or rights, in each case to the

                                   Annex I-3
extent the obligation (if any) associated therewith is not expected to be settled by the payment of cash by a Borrower or any Subsidiary thereof, and (v) compensation expense resulting from the repurchase of capital stock, options and rights described in clause (iv) of this definition of Net Income.

                  "Net Interest Coverage Ratio" shall mean, as of any date of determination, the ratio for Guarantor on a Consolidated Basis of (i) EBITDA, to
(ii) Interest Expense, in each case for the four fiscal quarter period ended as of such date of determination.

                  "Net Senior Leverage Ratio" shall mean, as of any date of determination, the ratio for Guarantor on a Consolidated Basis of (i) the amount of Senior Debt as of such date of determination, to (ii) EBITDA for the four fiscal quarter period ended as of such date of determination.

                  "Net Total Leverage Ratio" shall mean, as of any date of determination, the ratio for Guarantor on a Consolidated Basis of (i) the amount of Total Debt as of such date of determination, to (ii) EBITDA for the four fiscal quarter period ended as of such date of determination.

                  "Restructuring Costs" shall mean, for any period, restructuring and/or reorganization costs relating to the Bankruptcy Case incurred by Guarantor on a Consolidated Basis during such period, calculated in accordance with GAAP.

                  "Senior Debt" shall mean at any date of determination, the sum of the amount (determined in accordance with GAAP) on such date of determination of (i) the Obligations (as defined in the Guarantor Revolving Credit Agreement),
(ii) Indebtedness in respect of the Senior Mortgage Loan, (iii) Indebtedness in respect of the Mezzanine Loan, (iv) Indebtedness in respect of the Revolving Credit Loan and (v) Indebtedness in respect of Priority Claims.

                  "Tangible Net Worth" shall mean assets (excluding Intangible Assets) less liabilities (determined in accordance with GAAP).

                  "Total Debt" shall mean, as of any date of determination, the aggregate amount of Indebtedness for Borrowed Money on such date of determination of Guarantor, on a Consolidated Basis calculated in accordance with GAAP.

                  "Total Debt Service" shall mean for any period the sum during such period of (i) scheduled or other required payments of principal on Total Debt during such period, and (ii) Interest Expense during such period, in each case calculated exclusive of payments on Total Debt (x) which was repaid or satisfied in full prior to the Closing Date and which does not survive after the Closing Date and (y) required to be made pursuant to the Plan of Reorganization on, or within thirty (30) days after, the Closing Date.

                                    Annex I-4